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                          MFS(R)/Sun Life Series Trust

                        SEMIANNUAL REPORT o June 30, 2001


                        Capital Appreciation Series
                        Emerging Growth Series
                        Global Growth Series
                        Global Telecommunications Series
                        Managed Sectors Series
                        Massachusetts Investors Trust Series
                        Mid Cap Growth Series
                        Research Series
                        Total Return Series
                        Utilities Series
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Table of Contents


Letter from the President .............................    1

Management Review and Outlook .........................    2

Performance Summary ...................................   10

Results of Shareholder Meeting ........................   12

Portfolio of Investments ..............................   14

Financial Statements ..................................   42

Notes to Financial Statements .........................   53

Board of Managers and Officers ........................   Back Cover





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NOT FDIC INSURED          MAY LOSE VALUE          NO BANK GUARANTEE
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
Letter from the President

Dear Contract Owners,

Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

Diversify

The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

Expect reasonable returns

It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14%-15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8%-10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 10%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

Develop a long-term financial plan with the help of an investment professional

Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more

"normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.


Respectfully,

/s/ C. James Prieur

C. James Prieur
President of the MFS(R)/Sun Life Series Trust

July 16, 2001

Investments in variable annuities will fluctuate and may be worth more or less upon redemption. Past performance is no guarantee of future results.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

1 Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

2 Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

3 Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Stock Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

4 Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

Management Review and Outlook

Capital Appreciation Series

For the six months ended June 30, 2001, the series provided a total return of -16.31%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return of -6.70% for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), an unmanaged but commonly used measure of common stock total return performance. During the same period, the average large cap growth portfolio tracked by Lipper Inc., an independent firm that tracks portfolio performance, returned -16.22%.

It was a difficult period for the stock market, as corporate earnings remained weak despite a series of aggressive cuts in short-term interest rates by the Federal Reserve Board (the Fed). The series struggled because its holdings were concentrated more toward cyclical growth sectors, such as technology, that underperformed the more broad-based S&P 500 during the period.

The performance of technology stocks during this six-month period was related to the collapse of the tech run-up that occurred during 1999 and much of 2000. Telecom firms put build-outs on hold, causing revenue growth to shrivel up in the sector and leaving many capital-needy players fighting for diminishing funds in a tightening credit environment. Investors reacted by departing the sector, especially since there was so much uncertainty regarding future earnings growth. While technology showed some signs of a rebound in the second quarter of 2001 -- mainly due to an infusion of liquidity brought on by the Fed's rate cuts -- it was not enough to make up for the shortfall suffered by tech shares in the first quarter.

During the period, we maintained a diversified portfolio that included some stocks in the financial services and health care sectors. We felt these holdings would aid performance as the market rode out a rough stretch. As the period transpired, we sought to increase the series' stake in technology in order to position the portfolio to take advantage of an economic recovery, which we believe could emerge at some point in the latter part of 2001 or the first half of 2002. The Fed has already lowered the benchmark fed funds target rate, which was well above 6% at the beginning of the year, all the way down to 3.75% as of the end of June 2001. The Fed also appears poised to add additional cuts to support economic growth. However, interest rate cuts have historically taken a fair amount of time to have an impact on the economy, which is why we feel that signs of an economic recovery will likely be seen near the end of the year, or even after the start of the new one.

We believe that the technology companies we've selected, which include software provider Oracle, semiconductor firm Analog Devices, and networking giant Cisco Systems, could be well positioned to benefit from an uptick in economic growth and perform better than the overall market. In addition, we gradually added to the series' investments in the leisure sector during times of share-price weakness. These stocks, which are mainly focused in media and include investments in such companies as radio broadcaster Clear Channel Communications and diversified media conglomerate Viacom, have tended to do well early in an economic cycle, with results having been driven by increasing advertising revenues.

The stocks that we believed might aid portfolio performance during this period, including the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), served their purpose quite well. These corporations benefited from a strong mortgage-refinancing wave spurred by the Fed's rate cuts. Within a declining interest rate environment, the corporations were able to report above-average earnings. Within health care, HCA, which operates hospitals in rural areas, proved attractive to us because many of its facilities are located in areas where they face little or no competition. Two stocks tied to consumer activity -- motorcycle manufacturer Harley-Davidson and consumer electronics retailer Best Buy --demonstrated to us that the economic slowdown has been driven largely by a slowdown in corporate, not consumer, spending. Within a softening economy, Harley-Davidson still managed to post a 15% increase in sales revenue.

On the down side, two stocks that disappointed during the period were Nokia, the Finnish telecom equipment provider, and Applera Corp.-Applied Biosystems, a biotech firm which offers a number of new products. Despite their weak performances during the period, we believe both companies have positive long-term prospects that could lead us to add to both positions in the future. We feel that Nokia could hold up well during the balance of the year, and that Applied Biosystems' new products will eventually help drive its sales to a higher level.

As stated previously, we believe evidence pointing to a stronger U.S. economy will eventually emerge. Up to this point, we feel the anticipated economic recovery has taken longer than expected, but the Fed seems committed to adopting monetary policies aimed at preventing the economy from slipping into a recession. While we may not see signs of improved growth until early 2002, we do believe that these policies will at some point provide a stimulus to U.S. economic growth. To that end, we anticipate continuing to invest in the stocks that we feel are in the best position to benefit from that economic rebound.

Emerging Growth Series

For the six months ended June 30, 2001, the series provided a total return of -24.41%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period of -13.24% for the series' benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. The series' returns also compare to returns of -14.24% and -6.70%, respectively, for the Russell 1000 Growth Index and the S&P 500. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. During the same period, the average multi-cap growth portfolio tracked by Lipper Inc., returned -16.13%.

The period just ended was a very difficult one for growth-oriented portfolios such as this one, and that difficulty is certainly reflected in the performance of the series against its benchmark and its peers. However, we do feel that we have positioned the portfolio for a potential recovery in corporate earnings. That is, we have focused on industries where business prospects have tended to decline and fall with the health of the overall economy. More specifically, we have concentrated on technology, retail, media and entertainment, and health care stocks. We believe technology actually has a very cyclical component because companies have tended to spend more on hardware and software as their businesses improve. In the health care sector, we have focused more on higher growth emerging pharmaceutical and biotech stocks rather than large pharmaceutical names. In the media and entertainment area, we believe that television and radio broadcasting companies with exposure to a recovering advertising market are a good place to be going forward.

Meanwhile, we have de-emphasized defensive sectors of the market, such as utilities, consumer staples, and financial services. We feel that in a recovering economy, we could benefit more by owning companies that have greater economic sensitivity.

Our view is that earnings and revenue growth drive stock prices, so we're always looking for companies with better-than-expected prospects. We're very interested in companies with new product cycles, which often help them generate higher growth than their competitors and the broader market. Some examples include software companies that are coming out with new and better versions of existing products and semiconductor companies developing smaller and faster chips.

We also look for companies driven by positive secular or demographic trends. An example of a positive secular trend is the move towards generic drugs. Our research indicates that a large number of the best-selling branded pharmaceuticals on the market will be coming off patent within the next five years. We think this may open up opportunities for the generic drug industry. An example of a positive demographic trend would be the growth in demand for post-secondary education. We believe that the increase in the number of adults returning to school for vocational training in areas such as information technology services, or for secondary degrees in accounting and management may drive good performance and future growth for many of these companies.

Despite the struggles we've seen in the equity market over the past year or so, we have still found many investment opportunities. In the battered technology sector, we have seen opportunity in a number of economically sensitive technology sectors such as personal computers, semiconductor, and semiconductor capital equipment companies, as well as leading software and storage names. Some of our technology holdings that we feel are best positioned for solid, longer-term leadership in the sector include VERITAS, Verisign, and Microsoft.

We have found several exciting investment opportunities in the video game software industry. With three new game hardware platforms about to come to the market before Christmas 2001, we think there could be a multi-year cycle of strong software demand. Some examples of companies we like in this area include Electronic Arts, Activision, and Thq.

In media and entertainment, we have focused on radio broadcasters, such as Westwood One, which we believe may continue to take market share from its competition. We've also been very gratified with our investments in the retail sector, such as Home Depot and Abercrombie and Fitch.

Another interesting area that could allow us to capitalize on new product cycles is gaming equipment. In this industry, we saw opportunity in companies such as International Game Technology, which has been involved in the transition from traditional slot machines to cashless machines, which according to our research seems to have achieved solid acceptance with consumers.

Finally, we have added to our holdings in biotechnology and emerging pharmaceuticals. Our research shows that many of these companies, such as Genzyme and IDEC Pharmaceuticals, have developed better-than-expected products. So we see the potential for a number of promising drugs that could help drive some of the strongest earnings growth in the health care industry for several years to come.

Looking forward, we believe the U.S. economy is on the road to recovery, but we still expect significant volatility in the market along the way. We believe certain segments of the economy and select companies are likely to fare better than others. In fact, there are some industry sectors, such as telecommunications services and equipment, as well as many Internet-related companies, which may not experience much benefit from an economic recovery in the next six to nine months. For this reason, we have focused on companies with what we think are the best new product cycles and technologies, which may enable them to lead the way in their industries if the economy recovers.

As stated earlier, we have tried to position the portfolio for a recovery of growth, which we hope will begin to make itself evident by mid-year 2002. With the anticipated tax cuts and the Fed's aggressive approach to cutting interest rates, we are optimistic that 2002 will be better than 2001.

Note to Contract Owners: Effective May 2001, the series' benchmark changed to the Russell 3000 Growth Index. Previously, the series' benchmarks were the Russell 1000 Growth Index and the Standard & Poor's 500 Stock Index. This change was made because the portfolio managers feel that the stocks included in the Russell 3000 Growth Index are more representative of the series' investment approach.

Global Growth Series

For the six months ended June 30, 2001, the series provided a total return of -11.58%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period for the series' benchmarks: -6.70% for the S&P 500; 6.94% for the Russell 2000 Index (the Russell Index); and -10.50% for the Morgan Stanley Capital International (MSCI) All Country World Index. The Russell Index is an unmanaged index composed of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ. The MSCI All Country World Index is a capitalization-weighted index that monitors the performance of stocks from around the world. The index tracks stocks from 22 developed markets and 26 emerging markets. During the same period, the average global portfolio tracked by Lipper Inc., returned -11.69%.

The past six months were among the most volatile that global markets have experienced in recent years. Even among well-established, financially strong companies positioned for long-term growth, negative sentiment prevailed. Several negative factors converged to spread pessimism during the period. Above all, investors continued to focus on the economic slowdown in the United States, and it became increasingly obvious that many companies around the world would not be able to meet sales and earnings forecasts. These factors caused the ongoing weakness in global equity markets.

Markets rallied in April and May as investors took into consideration positive factors supporting growth stocks, including healthy consumer spending in the United States and Europe, and aggressive actions by the U.S. Federal Reserve Board to cut interest rates. In June, however, the markets again succumbed to negative earnings announcements from a broad array of well-known companies.

While weakening business fundamentals and negative investor sentiment hit the growth-style stocks in which the series invests, in our view, we continued to emphasize stocks with strong earnings outlooks, growing market positions, and we increased the series' diversification across global markets and industry sectors. With regard to industries and sectors, we continued to reduce exposure to technology and telecommunications in favor of health care, energy stocks, broadcasting and media, basic materials, autos, and consumer staples.

In terms of market exposure, we've added modestly to the series' exposure in the United Kingdom, Switzerland, the Netherlands, and emerging markets. The increases were primarily in the area of consumer staples companies such as Reckitt Benckiser and Diageo in the United Kingdom. Also in the United Kingdom, we increased our position in Reed International, one of the world's leading publishers and information providers. Health care names in Switzerland we've added to were Novartis, and medical device manufacturer Synthes-Stratec. On the other hand, we've modestly reduced our market exposure to wireless communications stocks in the United States and Japan as our near-term growth outlook for many of these companies remains uncertain.

Given the uncertain global economic environment, our focus has been to concentrate on companies that we believe can produce sustainable earnings growth, that possess dominant market positions, and high-quality management teams. We believe this focus has led us to names such as Canon, Honda, and Microsoft. While the difficult investment backdrop persisted during the period, we feel our significant positions in these stocks may produce favorable results for the series going forward.

Global Telecommunications Series

For the six months ended June 30, 2001, the series provided a total return of -24.31%. This return includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, and compares to a return of -10.50% for the series' benchmark, the Morgan Stanley Capital International
(MSCI) World Index. The MSCI World Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East. During the same period, the average telecommunications portfolio tracked by Lipper Inc., returned -23.73%.

In light of the problems that the telecommunications (telecom) sector has experienced for the past year or so, we still see three major trends that lead us to believe the sector may have very good long-term growth prospects despite its well-publicized problems. First, all the big companies we talk to are viewing the Internet as an important part of their business strategy. They have put more and more of their business on the Web -- everything from supply-chain management and customer-relationship management to purchase and sale transactions. Second, we believe there is tremendous opportunity in the wireless area, both in terms of penetration and new applications. Some industry estimates indicate that in the United States only 40% of adults have a wireless phone, compared to as many as 70% in many European countries. We also know that penetration rates are extremely low in most emerging markets. And we expect demand to grow as new wireless applications -- such as the wireless Internet -- become widely available. Third, our research shows that getting broadband into homes is in its early stages. As more homes get broadband, we anticipate growing opportunities for new services such as "movies on demand."

Given these trends, the portfolio has invested globally in the equipment and networking, telecom services, and media subsectors. Within these areas, we've focused on specific areas that stand to benefit from the growth trends that we believe have been driving the sector. For example, in the equipment and networking area, we've invested in storage companies that may benefit from increased Internet usage. In the telecom services subsector, we've focused on companies like Vodafone, which has been one of our top holdings, and is a leading global provider of wireless services. Finally, we think entertainment companies, especially content providers, could benefit as broadband reaches more homes. Across all three areas, we've targeted what we believe are the industry leaders, that is, high-quality companies that we believe have solid business models. We expect that these companies may suffer less than second-tier players while the economy is weak. They could also be among the first to rebound in an economic recovery.

As for overseas investing, the portfolio has no limit on how much it can invest in this area. With 15 telecom-related industry analysts based in the United States, Asia, Europe, and Latin America, we can and do search the world for the best investment ideas. While historically the portfolio has had about one-third of its assets in foreign companies, that allocation has dipped to below one-fifth.
We have tended to avoid many of the European telecom carriers because we felt they took on too much debt to pay for third-generation wireless licenses. In addition, U.S. telecom stocks have looked more attractive to us.

We think the telecom services area has experienced a shakeout that is not yet over but that could eventually be positive for the industry. Earlier this year, the overall stock market experienced a bit of a rebound, but telecom services stock prices moved up slightly, if at all. Before we get to the point where we have fewer, stronger players, we feel the industry has to recover from the glut of spending that occurred in 1999 and early 2000 as companies built out their Internet capabilities at a frenzied pace. New entrants also increased competition. This combination, along with the weaker economy, led to bankruptcies in the sector. Fortunately, we've focused on companies that we believe are the leaders in the industry, such as Qwest International Communications, which has been another top portfolio holding. We believe this company has a powerful combination of last-mile access into residential homes and expertise in the fast-growing Internet and data traffic businesses.

Looking ahead, there have been some modestly encouraging signs for telecom over the past few months. After months of discouraging news, the fundamentals -- or business prospects -- of many telecom companies appeared to stop deteriorating. Although past performance is no guarantee of future results, stabilization has often preceded actual improvements in revenues and earnings. In addition, telecom stock prices climbed during much of the second quarter, especially in the media, equipment and networking areas, all of which had been hard hit by the economic downturn. As is often the case, stock prices began moving up in anticipation of earnings improvements. We think investors finally began buying telecom stocks again because they thought the stock prices were at or near bottom and also recognized how strong the long-term outlook could be for the industry.

Managed Sectors Series

For the six months ended June 30, 2001, the series provided a total return of -25.87%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns during the same period of -6.70% and -7.42%, respectively, for the series' benchmarks, the S&P 500 and the Lipper Capital Appreciation Portfolio Index (the Lipper Index), respectively. The Lipper Indices are unmanaged, net asset value-weighted measure of the largest qualifying portfolios with capital appreciation as their investment objective.

Our view is that earnings and revenue growth drive stock prices, so we're always looking for companies with better-than-expected prospects. We're very interested in companies with new product cycles, which often help them generate higher growth than their competitors and the broader market. Some examples include software companies that are coming out with new and better versions of existing products and semiconductor companies developing smaller and faster chips.

We also look for companies driven by positive secular or demographic trends. An example of a positive secular trend is the move towards generic drugs. Our research indicates that a large number of the best-selling branded pharmaceuticals on the market will be coming off patent within the next five years. We think this may open up opportunities for the generic drug industry. An example of a positive demographic trend would be the growth in demand for post-secondary education. We believe that the increase in the number of adults returning to school for vocational training in areas such as information technology services, or for secondary degrees in accounting and management may drive good performance and future growth for many of these companies.

Despite the struggles we've seen in the equity market over the past year or so, we have still found many investment opportunities. In the battered technology sector, we have seen opportunity in a number of economically sensitive technology sectors such as personal computers, semiconductor, and semiconductor capital equipment companies, as well as leading software and storage names. Some of our technology holdings that we feel are best positioned for solid, longer-term leadership in the sector include VERITAS, VeriSign, and Microsoft.

We have found several exciting investment opportunities in the video game software industry. With three new game hardware platforms about to come to the market before Christmas 2001, we think there could be a multi-year cycle of strong software demand. Some examples of companies we like in this area include Electronic Arts, Activision, and Thq.

In media and entertainment, we have focused on radio broadcasters, such as Westwood One, which we believe may continue to take market share from its competition. We've also been very gratified with our investments in the retail sector, such as Home Depot and Abercrombie and Fitch.

Another interesting area that could allow us to capitalize on new product cycles is gaming equipment. In this industry, we saw opportunity in companies such as International Game Technology, which has been involved in the transition from traditional slot machines to cashless machines, which according to our research seems to have achieved solid acceptance with consumers.

Finally, we have added to our holdings in biotechnology and emerging pharmaceuticals. Our research shows that many of these companies, such as Genzyme and IDEC Pharmaceuticals, have developed better-than-expected products. So we see the potential for a number of promising drugs that could help drive some of the strongest earnings growth in the health care industry for several years to come.

Though the period just ended was a very difficult one for growth-oriented portfolios such as this one, we still feel that we have positioned the series for a potential recovery in corporate earnings. That is, we have focused on industries where business prospects have tended to decline and fall with the health of the overall economy. More specifically, we have concentrated on technology, retail, media and entertainment, and health care stocks. We believe technology actually has a very cyclical component because companies have tended to spend more on hardware and software as their businesses improve. In the health care sector, we have focused more on higher growth emerging pharmaceutical and biotech stocks rather than large pharmaceutical names. In the media and entertainment area, we believe that television and radio broadcasting companies with exposure to a recovering advertising market are the place to be going forward.

Meanwhile, we have de-emphasized defensive sectors of the market, such as utilities, consumer staples, and financial services. We feel that in a recovering economy, we could benefit more by owning companies that have greater economic sensitivity.

Looking forward, we believe the U.S. economy is on the road to recovery, but we still expect significant volatility in the market along the way. We believe certain segments of the economy and select companies are likely to fare better than others. In fact, there are some industry sectors, such as telecommunications services and equipment, as well as many Internet-related companies, which may not experience much benefit from an economic recovery in the next six to nine months. For this reason, we have focused on companies with what we think are the best new product cycles and technologies, which may enable them to lead the way in their industries if the economy recovers.

As stated earlier, we have tried to position the portfolio for a recovery of growth, which we hope will begin to make itself evident by mid-year 2002. With the anticipated tax cuts and the Fed's aggressive approach to cutting interest rates, we are optimistic that 2002 will be better than 2001.

Massachusetts Investors Trust Series

For the six months ended June 30, 2001, the series provided a total return of -10.08%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return over the same period of -6.70% for the series' benchmark, the S&P 500. During the same period, the average large-cap core portfolio tracked by Lipper Inc., returned -8.56%.

While broad market conditions continued to be marked by poor investor confidence and general uncertainty about corporate earnings, the primary reason the series lagged the S&P 500 was our significant exposure to energy stocks. Despite our long-term conviction regarding the future prospects of energy stocks, many of the natural gas, oil services, and electric utilities stocks that performed well for the series in the early part of the year have come under pressure due to concerns about stock valuations and increased oil reserves, which could lead to lower prices. We believe oil prices could remain near historically high levels possibly providing support to capital spending, corporate earnings, and profit margins.

Although the health care sector has posted mixed results in recent weeks, we've maintained our favorable outlook on many of these stocks. Early in the year, our holdings in the sector fared well amid persistent investor nervousness and market weakness. In recent months, however, investors have taken some profits in pharmaceutical stocks due to valuation and earnings concerns.
We saw this as an opportunity and have increased several positions across a broad range of pharmaceutical stocks. We're optimistic that these companies could generate attractive earnings growth relative to the rest of the equity market.

We've also continued to see opportunities in companies with diversified revenue streams and dominant industry positions that we believe could further benefit when the economy recovers. Examples include holdings such as General Electric and United Technologies. Finally, while the portfolio remained underweighted in technology stocks relative to its benchmark, we added to a few high-quality names such as Microsoft and IBM that we believe exhibit high or improving returns on capital, that can increase market share, and that can sell at reasonable valuations.

Looking forward, it's difficult to predict when the economy can pull out of this slump. There are so many variables that can potentially hurt the economy or that could help turn it around that we don't spend too much time trying to analyze macroeconomic factors. That said, we have been encouraged by the strength of the consumer this year, especially given the amount of news regarding restructurings and layoffs. On the other hand, we have found that business spending has slowed considerably, and the focus has shifted from growth to inventory reduction, which is a healthy process, if somewhat painful in the near term. As a consequence, the series remained overweighted in parts of the market that we've discussed because we believe they have strong earnings outlooks and less exposure to the economic downturn.

Longer term, we think the outlook for stocks is positive. In our view, low inflation, falling interest rates, and lower taxes could help contain the slowdown. Additionally, as we move through the second half of this year, we think it could get easier for more companies to meet earnings estimates, especially in light of the stock weakness and downward earnings revisions we've seen.

Mid Cap Growth Series

For the six months ended June 30, 2001, the series provided a total return of -5.88%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return over the same period of -12.96% for the series' benchmark, the Russell Mid Cap Growth Index (the Russell Index). The Russell Mid Cap Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. During the same period, the average mid-cap growth portfolio tracked by Lipper Inc., returned -12.58%.

Performance over the period was very much a good news/bad news story. The good news was that the portfolio strongly outperformed its benchmark, and the bad news was that performance was nonetheless negative. The market has gone through one of the worst technology slumps in history, with telecommunications being perhaps the hardest hit of all the technology areas. Although we had minimized our telecom weighting going into the downturn, several of our holdings in other areas were still affected. However, in a period marked by many well-publicized earnings disappointments, a number of our largest holdings met or exceeded earnings expectations.

For example, VeriSign, our largest holding as of the end of the period, is a dominant player in both security and domain names for the Internet. We increased our position over the past six to eight months as the stock tumbled along with the overall market slide; we saw this as a buying opportunity because our research indicated that VeriSign's earnings potential remained strong. And in the second quarter of 2001, our decision was vindicated as the company beat earnings expectations and the stock price increased.

CSG Systems was another large holding that helped performance. CSG is an outsourcing company that generates bills for cable television, satellite broadcast, and telephone subscribers. Its customers include AT&T Broadband and Cablevision. Our research indicates that CSG already bills nearly half of all U.S. cable TV subscribers and that over the next year its customer base may expand faster than Wall Street analysts seem to expect.

We also increased existing holdings or added new holdings in several technology firms whose stocks had fallen to what we felt were attractive valuations -- having been unjustly punished, in our view, by a market that sometimes failed to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. Holdings initiated or increased over the period included Adobe Systems and Advanced Fibre Communications.

A health care holding that performed well over the period was Cytyc. The firm developed and manufactures the ThinPrep Pap Test for cervical cancer screening. Our research indicated some time ago that Cytyc's more-effective test had the potential to become a new standard of care, replacing the existing standard. Our early belief in the company has been rewarded as the firm has overcome considerable hurdles -- including convincing doctors to use the test, labs to adopt the screening technology, and insurers to pay for this more-expensive test -- and the market has increasingly recognized Cytyc's value.

Looking ahead, we continue to like Cytyc in part because our ongoing contact with company management has indicated the firm has been doing just what we'd hope a great company would do: take a near-monopoly position in its market and expand the business with new products and services. One such project in development is electronic imaging that uses artificial intelligence to assist a lab technician in reading a ThinPrep test. We think this could potentially result in both faster and more accurate test evaluation.

We also had some disappointments over the period. One area that hurt performance was stocks related to content delivery over the Internet. Although we have largely avoided companies based on Web sites because many of them have, in our opinion, poor business models, we have invested in a few firms that we feel have great business models. We think Internap Network Services and Akamai Technologies offer some of the best technology for helping Web sites deliver content faster and more effectively. SportsLine.com has strategic relationships with networks and with virtually every major league sport. In our view, those relationships make it the dominant sports site on the Internet and potentially a great resource for advertisers targeting a male demographic. In a similar manner, we believe CNET Networks has perhaps the top technology site on the Web and a similar appeal for advertisers of technology-related products and services. Unfortunately for all these companies, however, advertising on the Internet has virtually fallen off a cliff as the Internet economy has slowed, and their stocks have suffered accordingly.

Our energy holdings in oil and natural gas exploration and production firms were another area that hurt performance. Particularly in the second quarter of 2001, the market seemed to be saying that we'd reached the end of the energy cycle, that oil and natural gas prices were headed downward, and that the drillers and production firms would not be good stocks going forward. We think that argument has one basic flaw: the commodity supply, at least in natural gas, has not increased at all. In our view, the supply/demand imbalance that began this cycle of rising prices has yet to be resolved. Especially in natural gas, we think that falling prices could increase demand as many industrial and utility users, who switched to oil when gas prices skyrocketed, switch back to natural gas. Our analysis points to higher demand over the next six months that may drive up stocks of exploration and production firms, and we have actually added to our energy positions on the second-quarter-2001 weakness in those stocks.

Research Series

For the six months ended June 30, 2001, the series provided a total return of -12.98%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return of -6.70% over the same period for the series' benchmark, the S&P 500.

Inventory write-downs, layoffs, reduced capital expenditures, and weak earnings reports all continued to exert downward pressure on the market during the period. In anticipation of difficult times ahead, we sharply reduced our positions in the technology and telecommunications sectors last year. However, the holdings we maintained in these sectors continued to disappoint the portfolio. Despite our quick response to reduce many of our technology and telecommunications holdings and to maintain what we believed were the highest-quality franchises in these sectors, the persistent deterioration of business fundamentals continued to catch investors off guard. While the series' performance lagged the S&P 500, we feel we were early in identifying the extent of the slowdown in capital spending, which aided performance.

In addition to reducing our exposure to technology and telecommunications stocks, we added to defensive industries such as health care, energy and insurance in an effort to position the portfolio for an uncertain market environment. Despite mixed results from many high-quality established companies, stocks such as Safeway, Eli Lilly, and ExxonMobil remained prominent holdings in the portfolio because we saw reliable earnings growth at these companies. In the energy sector, electric power generators and oil and natural gas companies rallied early in the year due to strong demand and the spike in energy prices. In the insurance sector, we have concentrated on the commercial property and casualty insurers and diversified financial services companies, such as American International Group because we saw signs that they had gained more power to raise premiums and had gathered more assets.

Looking forward, given the uncertain economic outlook and the negative investor sentiment in the market, we think it's difficult to determine exactly when we could see an upturn. From our standpoint, however, all this volatility and weakness creates opportunities for us because stocks are usually more attractive at lower prices and in a declining interest rate environment. The key question is, how long will things stay this way? We believe the market was unduly optimistic over a year ago, and it is now unduly pessimistic because most of the negative news about the economic slowdown, earnings problems, and excess capacity has been discounted into stock prices. What we believe has not been factored into stock prices yet is a potential recovery.

Total Return Series

For the six months ended June 30, 2001, the series provided a total return of 0.35%. This return, which includes the reinvestment of any distribution but does not reflect any applicable contract or surrender charges, compares to a return over the same period of 3.51% for the series' benchmark, the Lehman Brothers Government/Credit Index (the Lehman Index), an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. During the same period, the average balanced portfolio tracked by Lipper Inc., returned -2.54%.

Fixed-income investments continued to outperform stocks during the past six months. In addition, investors remained very sensitive to the prices they will pay for stocks. While we've seen investors shift assets out of growth stocks into value, the real rotation in our view has been toward "quality." As evidence continued to mount that the economy was slowing and that earnings expectations were too optimistic, investors looked for companies that they felt could deliver stable near-term earnings growth, solid cash flows, clean balance sheets, and proven management teams. While the economy continued to slow and earnings expectations moderated, the environment changed somewhat in the first two quarters of this year as the Federal Reserve Board lowered interest rates six times in the past six months. The market's initial reaction was to anticipate a quick recovery in the economy and in earnings. As a result, early cyclical stocks such as autos, housing, and retailers rebounded. While we expect lower interest rates to help reinvigorate the economy, we believe that the process will take time. As a result, not having significant exposure to the cyclical areas of the market, in the early part of the year, detracted from performance.

We remained cautious on technology, consumer cyclical, and credit-sensitive financial stocks but bullish on energy, health care, food and drug retailers, and aerospace stocks. Within energy, we took advantage of recent pullbacks in oil services and drilling stocks to increase our exposure. Our research found that the major integrated energy companies have raised capital expenditure budgets in reaction to higher oil and gas prices as well as underinvestment in energy infrastructure over the past several years. As a result, despite the recent pullback in stock prices, we believe that the earnings outlook for the oil services and drilling companies may continue to improve.

We've cut back on life insurance companies and banks with significant annuity and asset management exposure. As assets under management declined due to the market's weakness, we feel these companies could come under additional profit pressures. On the other hand, we've maintained significant exposure to property and casualty insurance companies such as The St. Paul Companies and financial services companies, which exhibited strong cash flows and diversified revenue streams. We significantly reduced our exposure to telephone services holdings, and we've taken profits in some natural gas stocks that produced strong gains during the past six months. Essentially, we've redeployed this cash into a broad range of industries such as electric power, pharmaceuticals, health maintenance organizations, and a couple of technology names that we felt represented strong growth franchises at compelling valuations.

We believe it's extremely difficult to predict when the economy or stock market can wage an extended comeback. With so many conflicting variables surrounding the economy and market sentiment, our objective is to remain focused on individual stock selection and industry fundamentals. Stock prices have come down significantly in many sectors, most notably the technology sector, and we've added very selectively across a variety of industries. However, we do not yet believe that valuations for most stocks fully compensate for the near-term earnings uncertainty. Should valuations moderate further or fundamentals stabilize, we may look to increase our equity positions. That said, we'll remain true to our conservative approach to equity investing and asset allocation no matter what the market environment.

Utilities Series

For the six months ended June 30, 2001, the series provided a total return of -10.24%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return over the same period of -12.40% for the series' benchmark, the Standard & Poor's Utility Index (the Utility Index). The Utility Index is a capitalization-weighted index of all stocks designed to measure the performance of the utilities sector of the Standard & Poor's 500 Stock Index. During the same period, the average utility portfolio tracked by Lipper Inc., returned -9.72%.

Throughout most of the period just ended, natural gas and electric stocks generally held up well against the broader market. Both sectors benefited from tight supply coupled with growing demand. The much-publicized power shortages on the west coast, for example, caused electricity prices to surge and boosted the stock prices of many suppliers. Similarly, the prices for natural gas, which is the primary power source for much of industrial America, were at high levels for most of the period. In addition, natural gas and electric stocks seemed to benefit from the weaker overall economy, as many investors sought more defensive sectors as a result of badly slumping growth areas such as technology and telecommunications.

However, the series was in negative territory during the period, and its telecom stake helps explain why. Though we have seen some signs that stock prices in this troubled sector may finally be starting to stabilize, there's no question that owning any telecom stocks at all hurt performance during the period. We focused our investments on what we saw as the strongest companies within the sector. These are companies that we think will be among the first to rally if the economy improves. But we also had a number of smaller investments in newer entrants, and unfortunately, these new providers were among the worst performers in the group. We did cut back on new entrants as the economy weakened, and we also took some profits in Verizon,

Several factors contributed to the problems in the telecom sector. First of all, telecom services have tended to be economically sensitive, and as the overall economy weakened, growth in data and voice traffic slowed. Many of the new entrants suffered from execution problems related to poor management, and in a few cases, this resulted in bankruptcies, which further undermined investor confidence. In addition, we think investors were concerned about the abilities of even the strongest companies to procure the necessary financing to continue building out their networks, and the growing possibility that there was an oversupply problem -- too many carriers and too many broadband networks.

On the bright side, we believe there are some telecom stocks out there that are attractively priced, and we still like the long-term growth prospects for telecom stocks in the portfolio. For example, we added to our stakes in Vodafone and Qwest Communications because their prices had pulled back, and we felt each presented a very good buying opportunity. We see both of these companies as having strong growth prospects over the long term.

There are also secular trends that we feel could fuel strong long-term growth prospects for the telecom industry. Internet traffic, for example, has been growing at a rapid pace. And our research indicates more companies have put their entire businesses on the Web -- everything from supply-chain management to customer relationship management. In our view, wireless also has a lot of room to grow in terms of penetration here in the United States, and in emerging markets overseas. And we feel the introduction of new wireless applications could help stimulate further demand. We believe telecom stocks may also benefit from an economic recovery.

Typically between one-third and one-half of the portfolio's stock assets have been in telecoms, with the balance in electrics and natural gas. But we're flexible, depending on where we find the best investment opportunities. We take a relative value approach and buy stocks we like when they're selling at what we believe are reasonable prices, and we pare back our stakes when we believe those stocks have reached full valuation. For example, we took some profits in electric utilities stocks that had risen in value and added to our stake in leading telecom stocks whose prices were still beaten down.

Looking ahead, we believe electric and natural gas stocks may continue to do well because business prospects appear strong in these industries. There's no quick solution to the tight supply/ demand situation, even though new power plants and gas pipelines are in the works, they will take some time to complete. In addition, we think deregulation has continued to create opportunity, especially for well-managed companies that can generate excess power to sell in the open market at competitive prices. Deregulation in California, for example, contributed to the well-publicized power shortages this past winter, as well as skyrocketing electricity rates. While these high rates were bad for electricity consumers, they were generally good for investors who owned stocks and bonds issued by the companies supplying the power to the market.

Deregulation, in our view, has definitely changed the nature of utilities investing. We think there is more growth potential, or "upside", but there is also more risk, or "downside." This added risk only serves to magnify the significance of our investment strategy, which is to build the portfolio one stock at a time using MFS Original Research(R). This gives us the opportunity to do our own in-depth research on a company by talking with its management, its customers, and its competitors before making an investment decision.

As for telecom, we don't think the shakedown is quite over yet, which means that we may see more bankruptcies and consolidations within the group. We believe that some telecom prices, however, could improve if the economy and markets begin to strengthen.


                        --------------------------------

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

Performance Summary

Because MFS(R)/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary.)

                   Total Rates of Return through June 30, 2001

Capital Appreciation Series(1,12)

                               6 Months      1 Year    3 Years      5 Years      10 Years
-----------------------------------------------------------------------------------------
Cumulative Total Return         -16.31%     -30.25%     +5.56%      +68.26%      +305.90%
-----------------------------------------------------------------------------------------
Average Annual Total Return         --      -30.25%     +1.82%      +10.97%       +15.04%

Emerging Growth Series(2,3,12)

                               6 Months      1 Year    3 Years      5 Years         Life*
-----------------------------------------------------------------------------------------
Cumulative Total Return         -24.41%     -37.82%    +18.78%      +79.00%      +160.69%
-----------------------------------------------------------------------------------------
Average Annual Total Return         --      -37.82%     +5.91%      +12.35%       +16.82%

* For the period from the commencement of the series' investment operations, May
1, 1995, through June 30, 2001.

Global Growth Series(2,3,6,12)

                               6 Months      1 Year    3 Years      5 Years         Life*
-----------------------------------------------------------------------------------------
Cumulative Total Return         -11.58%     -22.60%    +30.27%      +71.80%      +143.69%
-----------------------------------------------------------------------------------------
Average Annual Total Return         --      -22.60%     +9.22%      +11.34%       +12.40%

* For the period from the commencement of the series' investment operations, November 16, 1993, through June 30, 2001.

Global Telecommunications Series(2,4,5,6,8,9,10,11,12)

                                                                   6 Months         Life*
-----------------------------------------------------------------------------------------
Cumulative Total Return                                             -24.31%       -49.97%
-----------------------------------------------------------------------------------------
Average Annual Total Return                                             --        -49.97%
-----------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, August 31, 2000, through June 30, 2001.

Managed Sectors Series(2,4,6,12)

                               6 Months      1 Year    3 Years      5 Years      10 Years
-----------------------------------------------------------------------------------------
Cumulative Total Return         -25.87%     -36.85%     +9.54%      +67.64%      +260.45%
-----------------------------------------------------------------------------------------
Average Annual Total Return         --      -36.85%     +3.08%      +10.89%       +13.68%
-----------------------------------------------------------------------------------------

Massachusetts Investors Trust Series(1,12)

                               6 Months      1 Year    3 Years      5 Years      10 Years
-----------------------------------------------------------------------------------------
Cumulative Total Return         -10.08%     -10.64%     +2.21%      +78.98%      +272.77%
-----------------------------------------------------------------------------------------
Average Annual Total Return         --      -10.64%     +0.73%      +12.35%       +14.06%
-----------------------------------------------------------------------------------------

Mid Cap Growth Series(2,6,12)
                                                                   6 Months         Life*
-----------------------------------------------------------------------------------------
Cumulative Total Return                                              -5.88%       -14.54%
-----------------------------------------------------------------------------------------
Average Annual Total Return                                          -5.88%       -14.54%
-----------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, August 31, 2000, through June 30, 2001.

Research Series(1,12)
                               6 Months      1 Year    3 Years      5 Years         Life*
-----------------------------------------------------------------------------------------
Cumulative Total Return         -12.98%     -21.69%     +7.96%      +69.85%      +160.24%
-----------------------------------------------------------------------------------------
Average Annual Total Return         --      -21.69%     +2.59%      +11.18%       +15.48%
-----------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, November 7, 1994, through June 30, 2001.

Total Return Series(1,7,12)

                               6 Months      1 Year    3 Years      5 Years      10 Years
-----------------------------------------------------------------------------------------
Cumulative Total Return          +0.35%     +13.95%    +23.83%      +78.83%      +217.17%
-----------------------------------------------------------------------------------------
Average Annual Total Return         --      +13.95%     +7.38%      +12.33%       +12.24%
-----------------------------------------------------------------------------------------

Utilities Series(2,4,5,6,7,10,12)
                               6 Months      1 Year    3 Years      5 Years         Life*
-----------------------------------------------------------------------------------------
Cumulative Total Return         -10.24%      -7.62%    +32.88%     +124.30%      +198.51%
-----------------------------------------------------------------------------------------
Average Annual Total Return         --       -7.62%     +9.94%      +17.54%       +15.43%
-----------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, November 16, 1993, through June 30, 2001.

Notes to Performance Summary

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Visit www.mfs.com for more current performance results.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of fees and charges imposed by insurance company separate accounts.

Risk Considerations

(1) Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2) Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(3) Investing in emerging growth companies is riskier than investing in more-established companies.

(4) Because the portfolio focuses its investments on companies in a limited number of sectors, its vulnerability to any single economic, political, or regulatory development is increased.

(5) Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

(6) This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

(7) The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

(8) The portfolio may participate in the initial public offering ("IPO") market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow.

(9) The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

(10) By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic or regulatory developments than a portfolio that invests more broadly.

(11) Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diviersified.

(12) These risks may increase unit price volatility. Please see the prospectus for details.

Results of Shareholder Meeting (Unaudited)

At the Special Meeting of Shareholders, which was held on March 23, 2001, the following actions were taken:

Item 1. To elect a Board of Trustees:

                                                 Capital        Emerging       Global          Global           Managed
                                              Appreciation       Growth        Growth     Telecommunications    Sectors
                                                 Series          Series        Series          Series            Series
-------------------------------------------------------------------------------------------------------------------------
Samual Adams               Affirmative         42,692,431      47,911,192    21,426,610       303,977          15,838,554
                           Withhold             1,365,351       1,589,466       674,755            --             605,298

J. Kermit Birchfield       Affirmative         42,855,005      48,129,490    21,510,816       303,977          15,893,969
                           Withhold             1,202,777       1,371,168       590,549            --             549,883

Robert C. Bishop           Affirmative         42,859,851      48,136,915    21,540,874       303,977          15,907,782
                           Withhold             1,197,931       1,363,743       560,491            --             536,070

Frederick H. Dulles        Affirmative         42,852,361      48,142,856    21,525,182       303,977          15,903,836
                           Withhold             1,205,421       1,357,802       576,183            --             540,016

William R. Gutow           Affirmative         42,821,080      48,103,255    21,487,831       303,977          15,869,633
                           Withhold             1,236,702       1,397,403       613,534            --             574,219

David D. Horn              Affirmative         42,835,179      48,101,275    21,505,070       303,977          15,890,352
                           Withhold             1,222,603       1,399,383       596,295            --             553,500

Derwyn F. Phillips         Affirmative         42,758,078      47,986,433    21,468,603       303,977          15,862,068
                           Withhold             1,299,704       1,514,225       632,762            --             581,784

C. James Prieur            Affirmative         42,843,990      48,139,886    21,518,994       303,977          15,909,262
                           Withhold             1,213,792       1,360,772       582,371            --             534,590

Ronald G. Steinhart        Affirmative         42,857,208      48,134,935    21,525,403       303,977          15,899,396
                           Withhold             1,200,574       1,365,723       575,962            --             544,456

Haviland Wright            Affirmative         42,830,332      48,122,065    21,515,458       303,977          15,892,818
                           Withhold             1,227,450       1,378,593       585,907            --             551,034

                                             Massachusetts
                                               Investors         Mid Cap                      Total
                                                 Trust           Growth       Research       Return            Utilities
                                                 Series          Series        Series        Series              Series
-------------------------------------------------------------------------------------------------------------------------
Samual Adams               Affirmative         61,763,417       3,366,290    49,968,603    91,365,540          32,059,072
                           Withhold             1,601,875          82,707     1,484,420     1,894,104           1,084,799

J. Kermit Birchfield       Affirmative         61,931,335       3,373,671    50,119,875    91,564,184          32,197,945
                           Withhold             1,433,957          75,326     1,333,148     1,695,460             945,926

Robert C. Bishop           Affirmative         61,933,236       3,373,671    50,143,029    91,594,959          32,226,449
                           Withhold             1,432,056          75,326     1,309,994     1,664,685             917,422

Frederick H. Dulles        Affirmative         61,938,306       3,373,671    50,142,514    91,580,970          32,232,083
                           Withhold             1,426,986          75,326     1,310,509     1,678,674             911,788

William R. Gutow           Affirmative         61,891,415       3,373,671    50,102,381    91,533,408          32,153,864
                           Withhold             1,473,877          75,326     1,350,642     1,726,236             990,007

David D. Horn              Affirmative         61,954,781       3,373,671    50,126,049    91,597,757          32,210,871
                           Withhold             1,410,511          75,326     1,326,974     1,661,887             933,000

Derwyn F. Phillips         Affirmative         61,812,209       3,372,395    50,015,426    91,411,238          32,111,771
                           Withhold             1,553,083          76,602     1,437,597     1,848,406           1,032,100

C. James Prieur            Affirmative         61,954,781       3,373,671    50,147,659    91,593,094          32,229,763
                           Withhold             1,410,511          75,326     1,305,364     1,666,550             914,108

Ronald G. Steinhart        Affirmative         61,935,771       3,373,671    50,142,515    91,578,173          32,185,682
                           Withhold             1,429,521          75,326     1,310,508     1,681,471             958,189

Haviland Wright            Affirmative         61,904,088       3,373,671    50,130,680    91,535,273          32,220,151
                           Withhold             1,461,204          75,326     1,322,343     1,724,371             923,720

Item 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust:


                                               Affirmative         Against           Abstain
--------------------------------------------------------------------------------------------
Capital Appreciation Series                     40,152,500       1,226,128         2,679,154
Emerging Growth Series                          45,325,774       1,268,702         2,906,182
Global Growth Series                            20,343,422         465,455         1,292,488
Global Telecommunications Series                   254,946          19,202            29,829
Managed Sectors Series                          14,797,000         513,377         1,133,475
Massachusetts Investors Trust Series            58,009,658       1,362,987         3,992,647
Mid Cap Growth Series                            3,187,804          79,224           181,969
Research Series                                 46,898,401       1,311,538         3,243,084
Total Return Series                             85,581,578       1,934,205         5,743,861
Utilities Series                                30,083,697         819,648         2,240,526

Item 3. To amend, remove or add certain fundamental policies of the series:

                                               Affirmative         Against           Abstain
--------------------------------------------------------------------------------------------
Capital Appreciation Series                     39,967,898       1,185,154         2,904,730
Emerging Growth Series                          45,132,721       1,207,321         3,160,616
Global Growth Series                            20,169,705         462,803         1,468,857
Global Telecommunications Series                   254,946          19,202            29,829
Managed Sectors Series                          14,768,882         505,977         1,168,993
Massachusetts Investors Trust Series            57,486,260       1,427,620         4,451,412
Mid Cap Growth Series                            3,148,831          63,875           236,291
Research Series                                 46,744,556       1,305,878         3,402,589
Total Return Series                             84,894,254       2,064,769         6,300,621
Utilities Series                                29,960,734         830,585         2,352,552

Item 4. To ratify the selection of accountants:

                                               Affirmative         Against           Abstain
--------------------------------------------------------------------------------------------
Capital Appreciation Series                     41,215,174         392,995         2,449,613
Emerging Growth Series                          46,483,098         361,850         2,655,710
Global Growth Series                            20,892,421         148,963         1,059,981
Global Telecommunications Series                   274,148              --            29,829
Managed Sectors Series                          15,228,651         154,737         1,060,464
Massachusetts Investors Trust Series            59,432,208         370,687         3,562,397
Mid Cap Growth Series                            3,216,190          47,803           185,004
Research Series                                 48,193,989         360,171         2,898,863
Total Return Series                             87,436,512         559,558         5,263,574
Utilities Series                                30,860,590         261,173         2,022,108

Portfolio of Investments (Unaudited) -- June 30, 2001
Capital Appreciation Series
Stocks -- 93.8%

Issuer                                          Shares              Value
U.S. Stocks -- 87.0%
Advertising & Broadcasting -- 0.2%
Lamar Advertising Co., "A"* ................     66,100        $    3,050,515
                                                               --------------
Aerospace -- 1.4%
United Technologies Corp. ..................    280,070        $   20,517,928
                                                               --------------
Automotive -- 1.1%
Harley-Davidson, Inc. ......................    359,380        $   16,919,610
                                                               --------------
Brokerage -- 0.5%
Schwab (Charles) Corp. .....................    476,800        $    7,295,040
                                                               --------------
Business Services -- 1.3%
BEA Systems, Inc.* .........................    176,560        $    5,828,246
VeriSign, Inc.* ............................    240,647            13,969,558
                                                               --------------
                                                               $   19,797,804
                                                               --------------
Cellular Phones -- 1.0%
Sprint Corp. (PCS Group)* ..................    653,230        $   15,775,505
                                                               --------------
Computer Hardware -- Systems -- 0.5%
Dell Computer Corp.* .......................    276,300        $    7,349,580
                                                               --------------
Computer Software -- Personal
Computers -- 1.0%
Intuit, Inc.* ..............................    122,400        $    4,791,960
Microsoft Corp.* ...........................    146,900            10,548,889
                                                               --------------
                                                               $   15,340,849
                                                               --------------
Computer Software -- Services -- 1.9%
Art Technology Group, Inc.* ................    154,620        $      879,788
EMC Corp.* .................................    603,380            17,528,189
Interwoven, Inc.* ..........................    224,920             4,023,819
SonicWall, Inc.* ...........................    131,200             3,050,400
TIBCO Software, Inc.* ......................     90,270             1,241,212
Vignette Corp.* ............................    176,500             1,549,670
                                                               --------------
                                                               $   28,273,078
                                                               --------------
Computer Software -- Systems -- 5.8%
E.piphany, Inc.* ...........................     62,710        $      639,642
Extreme Networks, Inc.* ....................    380,200            10,892,730
Fiserv, Inc.* ..............................     40,800             2,565,912
I2 Technologies, Inc.* .....................    216,100             4,246,365
Oracle Corp.* ..............................  1,064,060            20,972,622
Rational Software Corp.* ...................    569,220            16,069,081
Sun Microsystems, Inc.* ....................    711,000            11,482,650
VERITAS Software Corp.* ....................    312,515            21,060,386
                                                               --------------
                                                               $   87,929,388
                                                               --------------
Conglomerate -- 2.7%
General Electric Co. .......................    833,150        $   40,616,062
                                                               --------------
Consumer Products -- 0.5%
Gillette Co. ...............................    257,100        $    7,453,329
                                                               --------------
Electronics -- 11.7%
Advanced Micro Devices, Inc.* ..............    253,800        $    7,329,744
Analog Devices, Inc.* ......................    595,690            25,763,593
Atmel Corp.* ...............................    632,800             8,226,400
Brooks Automation, Inc.* ...................    150,400             6,978,560
Flextronics International Ltd.* ............    689,870            18,419,529
General Motors Corp., "H"* .................    370,400             7,500,600
Intel Corp. ................................    563,740            17,058,772
Intersil Holding Corp.* ....................     41,300             1,414,525
Jabil Circuit, Inc.* .......................    436,570            13,472,550
LSI Logic Corp.* ...........................    380,800             7,159,040
Maxim Integrated Products, Inc.* ...........    168,700             7,829,367
Microchip Technology, Inc. .................    124,900             4,028,025
Micron Technology, Inc.* ...................    222,100             9,128,310
QLogic Corp.* ..............................     79,930             5,145,094
Sanmina Corp.* .............................    363,070             8,764,510
SCI Systems, Inc.* .........................    115,510             2,945,505
Tektronix, Inc.* ...........................    318,500             8,647,275


Issuer                                          Shares              Value
U.S. Stocks -- continued
Electronics -- continued
Texas Instruments, Inc. ....................    328,800        $   10,357,200
Xilinx, Inc.* ..............................    139,920             5,708,736
                                                               --------------
                                                               $  175,877,335
                                                               --------------
Entertainment -- 8.1%
Clear Channel Communications, Inc.* ........    655,285        $   41,086,369
Entercom Communications Corp.* .............     79,300             4,251,273
Fox Entertainment Group, Inc.* .............    379,600            10,590,840
Gemstar-TV Guide International, Inc.* ......     91,500             3,874,110
Hispanic Broadcasting Corp.* ...............    139,214             3,994,050
Univision Communications, Inc., "A"* .......    273,970            11,720,437
Viacom, Inc., "B"* .........................    788,687            40,814,552
Westwood One, Inc.* ........................    155,500             5,730,175
                                                               --------------
                                                               $  122,061,806
                                                               --------------
Financial Institutions -- 10.9%
Citigroup, Inc. ............................    380,403        $   20,100,495
Fannie Mae .................................    353,900            30,134,585
Financial Federal Corp. * ..................    376,680            10,904,886
FleetBoston Financial Corp. ................    333,590            13,160,126
Freddie Mac. ...............................    436,400            30,548,000
Goldman Sachs Group, Inc. ..................     49,380             4,236,804
J. P. Morgan Chase & Co. ...................    166,310             7,417,426
Merrill Lynch & Co., Inc. ..................    273,410            16,199,542
Morgan Stanley Dean Witter & Co. ...........    322,410            20,708,394
U.S. Bancorp ...............................    501,410            11,427,134
                                                               --------------
                                                               $  164,837,392
                                                               --------------
Financial Services
Instinet Group, Inc.* ......................     14,190        $      258,968
                                                               --------------
Food & Beverage Products -- 0.5%
Quaker Oats Co. ............................     80,400        $    7,336,500
                                                               --------------
Gas -- 1.0%
Air Products & Chemicals, Inc. .............    182,500        $    8,349,375
Praxair, Inc. ..............................    158,600             7,454,200
                                                               --------------
                                                               $   15,803,575
                                                               --------------
Insurance -- 5.0%
AFLAC, Inc. ................................    559,400        $   17,615,506
Allstate Corp. .............................    263,900            11,608,961
American International Group, Inc. .........    176,590            15,186,740
Gallagher (Arthur J.) & Co. ................    434,400            11,294,400
MetLife, Inc. ..............................    368,300            11,409,934
The St. Paul Cos., Inc. ....................     79,600             4,034,924
UnumProvident Corp. ........................    143,410             4,606,329
Willis Group Holdings Ltd.* ................      2,180                38,695
                                                               --------------
                                                               $   75,795,489
                                                               --------------
Internet -- 0.7%
Ebay, Inc.* ................................     63,100        $    4,275,025
Yahoo, Inc.* ...............................    335,400             6,547,008
                                                               --------------
                                                               $   10,822,033
                                                               --------------
Manufacturing -- 1.3%
Minnesota Mining & Manufacturing Co. .......    178,900        $   20,412,490
                                                               --------------
Medical & Health Products -- 4.3%
Allergan, Inc. .............................     96,980        $    8,291,790
American Home Products Corp. ...............    353,250            20,643,930
Guidant Corp.* .............................    413,900            14,900,400
Pfizer, Inc. ...............................    527,495            21,126,175
                                                               --------------
                                                               $   64,962,295
                                                               --------------
Medical & Health Technology Services -- 3.3%
Applera Corp. -- Applied
Biosystems Group* ..........................    433,650        $   11,600,137
HCA-The Healthcare Co. .....................    174,210             7,872,550
Health Management Associates, Inc., "A"* ...    697,705            14,679,713
HEALTHSOUTH Corp.* .........................    224,560             3,586,223



14-CAS

Issuer                                          Shares              Value
U.S. Stocks -- continued
Medical & Health Technology Services -- continued
IMS Health, Inc. ...........................    175,250        $    4,994,625
Manor Care, Inc.* ..........................    214,850             6,821,488
                                                               --------------
                                                                   49,554,736
                                                               --------------
Oil Services -- 2.5%
Global Marine, Inc.* .......................    535,061        $    9,968,186
Halliburton Co. ............................    259,700             9,245,320
Noble Drilling Corp.* ......................    150,405             4,925,764
Santa Fe International Corp. ...............    164,110             4,759,190
Transocean Sedco Forex, Inc. ...............    199,980             8,249,175
Weatherford International, Inc.* ...........      5,210               250,080
                                                               --------------
                                                               $   37,397,715
                                                               --------------
Oils -- 1.6%
Conoco, Inc., "A" ..........................    519,370        $   14,646,234
Exxon Mobil Corp. ..........................    101,520             8,867,772
                                                               --------------
                                                               $   23,514,006
                                                               --------------
Pharmaceuticals -- 2.2%
Eli Lilly & Co. ............................    278,600        $   20,616,400
Schering Plough Corp. ......................    271,600             9,842,784
Sepracor, Inc.* ............................     52,180             2,050,674
                                                               --------------
                                                               $   32,509,858
                                                               --------------
Retail -- 6.4%
Best Buy Co., Inc.* ........................    144,460        $    9,176,099
Costco Wholesale Corp.* ....................    274,400            11,535,776
CVS Corp. ..................................    349,600            13,494,560
Gap, Inc. ..................................    201,600             5,846,400
Home Depot, Inc. ...........................    434,500            20,225,975
LoweOs Cos., Inc. ..........................     59,900             4,345,745
RadioShack Corp. ...........................    195,260             5,955,430
Staples, Inc.* .............................    307,600             4,650,912
Wal-Mart Stores, Inc. ......................    448,200            21,872,160
                                                               --------------
                                                               $   97,103,057
                                                               --------------
Supermarket -- 1.0%
Safeway, Inc.* .............................    309,770        $   14,868,960
                                                               --------------
Telecommunications -- 7.5%
Allegiance Telecom, Inc.* ..................    175,410        $    2,631,150
American Tower Corp., "A"* .................    738,820            15,271,409
Cabletron Systems, Inc.* ...................    450,350            10,290,498
Charter Communications, Inc.* ..............    162,100             3,780,172
Cisco Systems, Inc.* .......................  1,256,840            24,319,854
Comverse Technology, Inc.* .................    107,700             6,218,598
EchoStar Communications Corp.* .............  1,108,295            34,966,707
Metromedia Fiber Network, Inc., "A"* .......    253,780               497,409
Netro Corp.* ...............................    144,790               608,118
NEXTEL Communications, Inc.* ...............    247,290             4,307,792
NTL, Inc.* .................................    178,500             2,150,925
QUALCOMM, Inc.* ............................     72,800             4,145,960
SBA Communications Corp.* ..................    130,300             3,041,202
Time Warner Telecom, Inc.* .................     40,230             1,347,705
                                                               --------------
                                                                  113,577,499
                                                               --------------
Utilities -- Electric -- 1.1%
AES Corp.* .................................    229,260        $    9,869,643
Calpine Corp.* .............................     79,200             2,993,760
Constellation Energy Group, Inc. ...........     90,500             3,855,300
                                                               $   16,718,703
                                                               --------------
    Total U.S. Stocks .................................        $1,313,731,105
                                                               --------------

Issuer                                          Shares              Value
Foreign Stocks -- 6.8%
Bermuda -- 2.9%
FLAG Telecom Holdings Ltd.
(Telecommunications)* ......................    227,800        $    1,166,336
Tyco International Ltd., (Conglomerate) ....    787,088            42,896,296
                                                               --------------
                                                               $   44,062,632
                                                               --------------
Canada -- 0.6%
Celestica Inc. (Business Services)* ........    181,900        $    9,367,850
                                                               --------------
Finland -- 1.0%
Nokia Corp., ADR (Telecommunications) ......    685,180        $   15,101,367
                                                               --------------
Israel -- 0.5%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)* .........    115,565        $    5,893,815
Partner Communications Co. Ltd.,
  ADR (Cellular Phones)* ...................    133,675               641,640
                                                               --------------
                                                               $    6,535,455
                                                               --------------
Japan -- 0.6%
NTT DoCoMo, Inc. (Telecommunications) ......        541        $    9,415,865
                                                               --------------
Netherlands -- 1.2%
Royal Dutch Petroleum Co., ADR (Oils) ......    305,340        $   17,792,162
                                                               --------------
    Total Foreign Stocks ..............................        $  102,275,331
                                                               --------------
    Total Stocks (Identified Cost, $1,599,085,676) ....        $1,416,006,436
                                                               --------------
Short-Term Obligations -- 4.2%
                                            Principal Amount
                                              (000 Omitted)
Aig Funding, Inc., due 7/02/01 .............    $ 6,189        $    6,188,290
Cargill, Inc., due 7/02/01^ ................      6,705             6,704,234
Citigroup, Inc., due 7/02/01 ...............     15,736            15,734,195
Dow Chemical Co., due 7/02/01 ..............     13,723            13,721,418
General Electric Capital Corp., due 7/02/01      12,935            12,933,527
Prudential Funding Corp., due 7/02/01 ......      8,453             8,452,035
                                                               --------------
    Total .............................................        $   63,733,699
                                                               --------------
    Total Short-Term Obligations, at Amortized Cost ...        $   63,733,699
                                                               --------------
Repurchase Agreement -- 1.2%
Merrill Lynch, dated 6/29/01, due 7/2/01,
  total to be recieved $17,085,807
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account), at Cost .................    $17,080        $   17,080,000
                                                               --------------
    Total Investments (Identified Cost, $1,679,899,375)        $1,496,820,135
                                                               --------------
Other Assets,
  Less Liabilities -- 0.8% ............................        $   12,546,573
                                                               --------------
    Net Assets -- 100.0% ..............................        $1,509,366,708
                                                               ==============


           See portfolio footnotes and notes to financial statements.





                                                                          15-CAS

Portfolio of Investments (Unaudited) -- June 30, 2001
Emerging Growth Series
Stocks -- 98.0%

Issuer                                          Shares              Value
U.S. Stocks -- 86.9%
Advertising & Broadcasting
Lamar Advertising Co., "A"* ................      8,050        $      371,507
                                                               --------------
Aerospace -- 1.0%
General Dynamics Corp. .....................     20,644        $    1,606,309
Goodrich (B.F.) Co. ........................     17,600               668,448
United Technologies Corp. ..................    112,130             8,214,644
                                                               --------------
                                                               $   10,489,401
                                                               --------------
Apparel & Textiles -- 0.2%
Columbia Sportswear Co. ....................     19,450        $      963,747
Jones Apparel Group, Inc.* .................     21,200               915,840
                                                               --------------
                                                               $    1,879,587
                                                               --------------
Auto Parts -- 0.1%
Brooks Automation, Inc.* ...................     27,700        $    1,285,280
                                                               --------------
Automotive -- 1.0%
Harley-Davidson, Inc. ......................    230,300        $   10,842,524
                                                               --------------
Banks & Credit Cos. -- 0.7%
Bank America Corp. .........................     65,700        $    3,943,971
Capital One Financial Corp. ................     24,800             1,488,000
Providian Financial Corp. ..................     29,284             1,733,613
SouthTrust Corp. ...........................     19,100               496,600
                                                               --------------
                                                               $    7,662,184
                                                               --------------
Beverages -- 0.1%
Constellation Brands, Inc.* ................     22,000        $      902,000
                                                               --------------
Biotechnology -- 2.5%
Abbott Laboratories, Inc. ..................     83,600        $    4,013,636
Abgenix, Inc.* .............................     19,600               863,576
Genentech, Inc.* ...........................    117,100             6,452,210
Guidant Corp.* .............................    221,030             7,957,080
Pharmacia Corp. ............................    169,976             7,810,397
                                                               --------------
                                                               $   27,096,899
                                                               --------------
Building -- 0.1%
American Standard Cos., Inc.* ..............     19,600        $    1,177,960
                                                               --------------
Business Machines -- 2.1%
Affiliated Computer Services, Inc., "A"* ...    108,900        $    7,830,999
International Business Machines Corp. ......     40,750             4,604,750
Sun Microsystems, Inc.* ....................    492,310             7,950,806
Texas Instruments, Inc. ....................     74,200             2,337,300
                                                               --------------
                                                               $   22,723,855
                                                               --------------
Business Services -- 6.8%
Apollo Group, Inc. .........................     15,400        $      650,650
Automatic Data Processing, Inc. ............    160,268             7,965,320
BEA Systems, Inc.* .........................    124,152             4,098,257
BISYS Group, Inc.* .........................    142,800             8,546,580
Computer Sciences Corp.* ...................     60,000             2,076,000
Concord EFS, Inc.* .........................    144,700             8,081,495
DST Systems, Inc.* .........................    124,000             6,534,800
Education Management Corp.* ................      7,900               323,426
First Data Corp. ...........................    137,113             8,809,510
Fiserv, Inc.* ..............................    126,100             7,930,429
Fluor Corp. ................................     21,700               979,755
ITT Educational Services, Inc.* ............     18,000               810,000
Nextel Partners, Inc.* .....................    180,000             2,781,000
Peregrine Systems, Inc.* ...................     76,600             2,340,130
Robert Half International, Inc.* ...........     61,300             1,525,757
Spherion Corp.* ............................     66,600               596,070
VeriSign, Inc.* ............................    155,900             9,049,995
                                                               --------------
                                                               $   73,099,174
                                                               --------------

Issuer                                          Shares              Value
U.S. Stocks -- continued
Cellular Phones -- 1.8%
Motorola, Inc. .............................     32,800        $      543,168
QUALCOMM, Inc.* ............................    118,450             6,745,728
Sprint Corp. (PCS Group)* ..................    475,775            11,489,966
Triton PCS Holdings, Inc.* .................     12,500               502,500
                                                               --------------
                                                               $   19,281,362
                                                               --------------
Chemicals -- 0.2%
Engelhard Corp. ............................     24,700        $      637,013
Praxair, Inc. ..............................     21,600             1,015,200
                                                               --------------
                                                               $    1,652,213
                                                               --------------
Communication Services -- 0.1%
SBA Communications Corp.* ..................     32,900        $      767,886
                                                               --------------
Computer Hardware -- Systems -- 0.9%
Compaq Computer Corp. ......................    148,340        $    2,297,787
Dell Computer Corp.* .......................    207,625             5,522,825
SanDisk Corp.* .............................     66,880             1,852,576
                                                               --------------
                                                               $    9,673,188
                                                               --------------
Computer Software -- 0.2%
T Hq, Inc.* ................................     25,000        $    1,529,500
Take-Two Interactive Software, Inc.* .......     53,400               993,240
                                                               --------------
                                                               $    2,522,740
                                                               --------------
Computer Software -- Personal
Computers -- 2.6%
Activision, Inc.* ..........................     28,500        $    1,122,330
Electronic Arts, Inc.* .....................     20,300             1,168,265
Mercury Interactive Corp.* .................     39,720             2,429,673
Microsoft Corp.* ...........................    326,604            23,453,433
                                                               --------------
                                                               $   28,173,701
                                                               --------------
Computer Software -- Services -- 2.0%
Art Technology Group, Inc.* ................    105,240        $      598,815
CacheFlow, Inc.* ...........................     55,900               241,488
CheckFree Corp.* ...........................      4,830               166,442
EMC Corp.* .................................    422,740            12,280,597
Informatica Corp.* .........................     82,100             1,395,700
Internet Security Systems, Inc.* ...........     31,600             1,531,336
Interwoven, Inc.* ..........................     38,700               692,343
Legato Systems, Inc.* ......................     52,400               832,112
MetaSolv, Inc.* ............................     35,100               280,800
Netegrity, Inc.* ...........................     50,400             1,605,240
Portal Software, Inc.* .....................     95,000               384,750
TIBCO Software, Inc.* ......................     17,800               244,750
Watchguard Technologies, Inc.* .............     27,400               266,876
webMethods, Inc.* ..........................     31,410               661,809
                                                               --------------
                                                               $   21,183,058
                                                               --------------
Computer Software -- Systems -- 9.7%
Adobe Systems, Inc. ........................    126,030        $    5,920,889
BMC Software, Inc.* ........................     99,920             2,252,197
Brocade Communications Systems, Inc.* ......     13,800               598,920
Cadence Design Systems, Inc.* ..............    394,380             7,347,299
Citrix Systems, Inc.* ......................    119,102             4,168,570
Comverse Technology, Inc.* .................    216,080            12,476,459
Digex, Inc.* ...............................     55,100               678,832
E.piphany, Inc.* ...........................     49,100               500,820
Electronic Data Systems Corp. ..............     16,800             1,050,000
Exodus Communications, Inc.* ...............    188,100               379,962
Extreme Networks, Inc.* ....................     96,604             2,767,705
I2 Technologies, Inc.* .....................    114,000             2,240,100
Informix Corp., * ..........................      9,424                51,832
Inktomi Corp.* .............................     32,410               293,310
Manugistics Group, Inc.* ...................     36,180               937,424
McDATA Corp.* ..............................     70,100             1,398,495
NetIQ Corp.* ...............................     50,400             1,543,752



16-EGS

Issuer                                          Shares                Value
U.S. Stocks -- continued
Computer Software -- Systems -- continued
Oracle Corp.* ..............................    766,490           $   15,107,518
Peoplesoft, Inc.* ..........................    134,300                6,500,120
Rational Software Corp.* ...................    319,400                9,016,662
Siebel Systems, Inc.* ......................    110,580                5,259,185
SunGard Data Systems, Inc.* ................    154,600                4,639,546
Synopsys, Inc.* ............................     23,932                1,134,377
VERITAS Software Corp.* ....................    260,910               17,582,725
                                                                  --------------
                                                                  $  103,846,699
                                                                  --------------
Conglomerate -- 0.3%
General Electric Co. .......................     61,300           $    2,988,375
                                                                  --------------
Consumer Goods & Services -- 0.4%
Cintas Corp. ...............................     29,748           $    1,406,783
Gillette Co. ...............................     50,500                1,463,995
Philip Morris Cos., Inc. ...................     25,132                1,275,449
                                                                  --------------
                                                                  $    4,146,227
                                                                  --------------
Drugs & Health Care -- 0.2%
Gilead Sciences, Inc.* .....................     25,300           $    1,499,025
Myriad Genetics, Inc. ......................      7,900                  496,436
Protein Design Labs, Inc.* .................      1,500                  126,000
                                                                  --------------
                                                                  $    2,121,461
                                                                  --------------
Electrical Equipment -- 1.2%
Capstone Turbine Corp.* ....................     14,100           $      310,200
GTECH Holdings Corp.* ......................     17,600                  624,976
QLogic Corp.* ..............................    191,200               12,307,544
                                                                  --------------
                                                                  $   13,242,720
                                                                  --------------
Electronics -- 8.5%
Advanced Micro Devices, Inc.* ..............    229,895           $    6,639,368
Alpha Industries, Inc.* ....................     10,770                  309,530
Altera Corp.* ..............................     82,700                2,452,055
Analog Devices, Inc.* ......................    242,192               10,474,804
Applied Materials, Inc.* ...................     27,292                1,397,350
Applied Micro Circuits Corp.* ..............     27,200                  482,800
Atmel Corp.* ...............................    375,800                4,885,400
Broadcom Corp.* ............................     41,970                1,799,674
Cirrus Logic, Inc.* ........................    117,980                2,996,692
Cypress Semiconductor Corp.* ...............     53,560                1,277,406
Fairchild Semiconductor International Co.* .     32,300                  742,900
Flextronics International Ltd.* ............    158,111                4,221,564
General Motors Corp., "H"* .................     94,500                1,913,625
Integrated Device Technology, Inc.* ........     20,450                  631,905
Intel Corp. ................................     79,058                2,392,295
Intersil Holding Corp.* ....................     67,300                2,305,025
KLA-Tencor Corp.* ..........................     17,992                1,058,649
Lam Research Corp.* ........................    125,320                3,738,296
Lexmark International Group, Inc. ..........    147,672                9,930,942
Linear Technology Corp. ....................     34,000                1,530,000
LSI Logic Corp.* ...........................    140,460                2,640,648
LTX Corp.* .................................     58,500                1,485,900
Marvell Technology Group Ltd.* .............     31,380                  848,829
Mattson Technology, Inc.* ..................      1,400                   23,800
Micron Technology, Inc.* ...................    177,336                7,288,509
Novellus Systems, Inc.* ....................     51,105                2,846,037
PMC-Sierra, Inc.* ..........................     10,900                  340,625
Rudolph Technologies, Inc.* ................      8,200                  377,282
Sanmina Corp.* .............................     67,345                1,625,708
SCI Systems, Inc.* .........................     66,100                1,685,550
Tektronix, Inc.* ...........................    136,700                3,711,405
Teradyne, Inc.* ............................     34,400                1,138,640
Vitesse Semiconductor Corp.* ...............     10,800                  228,841
Xilinx, Inc.* ..............................    142,622                5,818,978
                                                                  --------------
                                                                  $   91,241,032
                                                                  --------------
Energy -- 0.8%
Dynegy, Inc. ...............................    174,664           $    8,121,876
                                                                  --------------

Issuer                                          Shares                Value
U.S. Stocks -- continued
Engineering -- Construction -- 0.1%
Jacobs Engineering Group, Inc. .............     21,400           $    1,395,922
                                                                  --------------
Entertainment -- 6.5%
AOL Time Warner, Inc.* .....................     86,900           $    4,605,700
Clear Channel Communications, Inc.* ........    280,600               17,593,620
Entercom Communications Corp.* .............     85,548                4,586,228
Fox Entertainment Group, Inc.* .............    208,114                5,806,381
Gemstar-TV Guide International, Inc.* ......     97,010                4,107,403
HarrahOs Entertainment, Inc.* ..............     45,472                1,605,162
International Game Technology ..............     30,800                1,932,700
Univision Communications, Inc., "A"* .......    141,400                6,049,092
USA Networks, Inc.* ........................    195,600                5,445,504
Viacom, Inc., "B"* .........................    344,200               17,812,350
WMS Industries, Inc. .......................     24,100                  775,297
                                                                  --------------
                                                                  $   70,319,437
                                                                  --------------
Financial Institutions -- 5.3%
Citigroup, Inc. ............................    196,329           $   10,374,024
Fannie Mae .................................      3,152                  268,393
FleetBoston Financial Corp. ................     53,380                2,105,841
Freddie Mac Corp. ..........................    193,600               13,552,000
Goldman Sachs Group, Inc. ..................     61,000                5,233,800
Household International, Inc. ..............     48,716                3,249,357
J. P. Morgan Chase & Co. ...................     51,430                2,293,778
Lehman Brothers Holdings, Inc. .............     64,124                4,985,641
Merrill Lynch & Co., Inc. ..................     81,660                4,838,355
MGIC Investment Corp. ......................     17,800                1,292,992
Morgan Stanley Dean Witter & Co. ...........     28,080                1,803,579
State Street Corp. .........................    150,600                7,453,194
                                                                  --------------
                                                                  $   57,450,954
                                                                  --------------
Food & Beverage Products
Smithfield Foods, Inc.* ....................      9,600           $      386,880
                                                                  --------------
Food Products -- 0.1%
Sysco Corp. ................................     52,944           $    1,437,430
                                                                  --------------
Forest & Paper Products -- 0.1%
Weyerhaeuser Co. ...........................     12,000           $      659,640
                                                                  --------------
Gas -- 0.1%
Air Products & Chemicals, Inc. .............     25,600           $    1,171,200
                                                                  --------------
Insurance -- 4.0%
AFLAC, Inc. ................................    184,350           $    5,805,182
Allstate Corp. .............................     16,096                  708,063
American International Group, Inc. .........    145,652               12,526,072
CIGNA Corp. ................................     77,700                7,445,214
MetLife, Inc. ..............................     61,700                1,911,466
The St. Paul Cos., Inc. ....................    198,900               10,082,241
UnumProvident Corp. ........................     91,500                2,938,980
Willis Group Holdings Ltd.* ................     77,820                1,381,305
                                                                  --------------
                                                                  $   42,798,523
                                                                  --------------
Internet -- 0.3%
Akamai Technologies, Inc.* .................    116,300           $    1,035,070
CNET Networks, Inc.* .......................     49,400                  593,788
Ebay, Inc.* ................................     22,300                1,510,825
                                                                  --------------
                                                                  $    3,139,683
                                                                  --------------
Machinery -- 0.1%
Flowserve Corp. ............................      4,300           $      132,225
Global Power Equipment Group, Inc.* ........     22,320                  653,976
                                                                  --------------
                                                                  $      786,201
                                                                  --------------
Manufacturing -- 0.1%
Minnesota Mining & Manufacturing Co. .......      5,056           $      576,890
Pentair, Inc. ..............................     10,100                  341,380
Textron, Inc. ..............................      8,200                  451,328
                                                                  --------------
                                                                  $    1,369,598
                                                                  --------------


                                                                         17-EGS

Issuer                                          Shares                Value
U.S. Stocks -- continued
Media -- 0.2%
Radio One, Inc.* ...........................     12,700           $      281,686
Westwood One, Inc.* ........................     48,300                1,779,855
                                                                  --------------
                                                                  $    2,061,541
                                                                  --------------
Medical & Health Products -- 3.7%
Allergan, Inc. .............................     57,895           $    4,950,022
American Home Products Corp. ...............    209,000               12,213,960
AmeriSource Health Corp., "A"* .............     21,900                1,211,070
Bristol-Myers Squibb Co. ...................     79,382                4,151,679
Celgene Corp.* .............................      9,500                  273,125
Covance, Inc.* .............................     37,800                  856,170
Eli Lilly & Co. ............................     67,800                5,017,200
Forest Laboratories, Inc.* .................     28,800                2,044,800
IDEC Pharmaceuticals Corp.* ................     43,200                2,814,048
NBTY, Inc.* ................................     30,500                  361,425
Pfizer, Inc. ...............................     90,110                3,608,906
Schering Plough Corp. ......................     66,700                2,417,208
Techne Corp.* ..............................      9,400                  282,940
                                                                  --------------
                                                                  $   40,202,553
                                                                  --------------
Medical & Health Technology Services -- 4.0%
Applera Corp. -- Applied
Biosystems Group ...........................    342,800           $    9,169,900
Cardinal Health, Inc. ......................     58,486                4,035,534
Enzon, Inc.* ...............................      2,300                  142,255
Express Scripts, Inc.* .....................     85,000                4,717,500
Genzyme Corp.* .............................    111,620                6,577,767
ImClone Systems, Inc.* .....................     32,000                1,651,200
IMS Health, Inc. ...........................    224,700                6,403,950
Laboratory Corporation of America
  Holdings* ................................     53,100                4,083,390
McKesson HBOC, Inc. ........................     22,700                  842,624
Medimmune, Inc.* ...........................     15,200                  722,608
Quest Diagnostics, Inc.* ...................     48,216                3,608,968
Tenet Healthcare Corp.* ....................     27,360                1,411,502
                                                                  --------------
                                                                  $   43,367,198
                                                                  --------------
Oil Services -- 3.5%
Baker Hughes, Inc. .........................     93,860           $    3,144,310
El Paso Corp. ..............................    142,086                7,465,198
Global Marine, Inc.* .......................    226,400                4,217,832
Grant Pride Co., Inc.* .....................    217,900                3,811,071
Noble Drilling Corp.* ......................     91,200                2,986,800
Santa Fe International Corp. ...............    179,100                5,193,900
Transocean Sedco Forex, Inc. ...............    110,984                4,578,090
Weatherford International, Inc.* ...........    139,600                6,700,800
                                                                  --------------
                                                                  $   38,098,001
                                                                  --------------
Oils
Devon Energy Corp. .........................      7,500           $      393,750
                                                                  --------------
Pharmaceuticals -- 0.8%
AdvancePCS* ................................     13,400           $      847,550
Andrx Group* ...............................     60,992                4,600,321
Barr Laboratories, Inc.* ...................      1,900                  133,779
Millennium Pharmaceuticals, Inc.* ..........     36,200                1,234,420
Watson Pharmaceuticals, Inc.* ..............     23,156                1,427,336
                                                                  --------------
                                                                  $    8,243,406
                                                                  --------------
Pollution Control
Allied Waste Industries, Inc.* .............     19,300           $      360,524
                                                                  --------------
Printing & Publishing -- 0.1%
Electronics for Imaging, Inc.* .............      5,100           $      144,075
McGraw-Hill Cos., Inc. .....................     15,200                1,005,480
                                                                  --------------
                                                                  $    1,149,555
                                                                  --------------
Railroad -- 0.1%
CSX Corp. ..................................     14,100           $      510,984
                                                                  --------------

Issuer                                          Shares                Value
U.S. Stocks -- continued
Restaurants & Lodging -- 0.4%
ApplebeeOs International, Inc. .............     59,700           $    1,805,925
CEC Entertainment, Inc.* ...................      8,100                  399,735
Hotel Reservations Network, Inc.* ..........      4,500                  220,500
Starwood Hotels & Resorts Co. ..............     22,172                  826,572
Tricon Global Restaurants, Inc.* ...........     29,600                1,299,440
                                                                  --------------
                                                                  $    4,552,172
                                                                  --------------
Retail -- 3.5%
Abercrombie & Fitch Co.* ...................     41,768           $    1,858,676
American Eagle Outfitters, Inc.* ...........     34,700                1,275,572
Barnes & Noble, Inc.* ......................     38,000                1,495,300
Bed Bath & Beyond, Inc.* ...................     64,952                1,982,335
BJOs Wholesale Club, Inc.* .................     33,100                1,762,906
Costco Wholesale Corp.* ....................     95,500                4,014,820
CVS Corp. ..................................    250,800                9,680,880
Dollar General Corp. .......................     36,300                  707,850
Electronics Boutique Holdings Corp.* .......      4,400                  138,204
GalyanOs Trading Co.* ......................     14,380                  293,352
Home Depot, Inc. ...........................     57,800                2,690,590
LoweOs Cos., Inc. ..........................    117,676                8,537,394
Mattel, Inc. ...............................     22,000                  416,240
Rental-A-Center, Inc.* .....................      2,900                  155,730
Target Corp. ...............................     27,924                  966,170
Wal-Mart Stores, Inc. ......................     19,576                  955,309
Williams-Sonoma, Inc.* .....................     29,900                1,160,718
                                                                  --------------
                                                                  $   38,092,046
                                                                  --------------
Special Products & Services -- 0.2%
SPX Corp.* .................................     10,200           $    1,276,836
Stanley Works ..............................     29,940                1,253,887
                                                                  --------------
                                                                  $    2,530,723
                                                                  --------------
Supermarket -- 1.8%
Kroger Co.* ................................    297,712           $    7,442,800
Safeway, Inc.* .............................    243,852               11,704,896
                                                                  --------------
                                                                  $   19,147,696
                                                                  --------------
Technology -- 0.1%
Palm, Inc.*                                      95,950           $      581,937
                                                                  --------------
Telecommunications -- 7.1%
Advanced Fibre Communications, Inc.* .......     91,020           $    2,081,627
Allegiance Telecom, Inc.* ..................    187,800                2,817,000
American Tower Corp., "A"* .................    300,500                6,211,335
Cabletron Systems, Inc.* ...................    351,000                8,020,350
Charter Communications, Inc.* ..............    445,080               10,379,266
CIENA Corp.* ...............................    138,918                5,270,549
Cisco Systems, Inc.* .......................    492,422                9,528,366
EchoStar Communications Corp.* .............    295,090                9,310,089
Emulex Corp.* ..............................     68,000                2,653,360
JDS Uniphase Corp.* ........................     50,100                  661,320
Juniper Networks, Inc.* ....................     52,930                1,638,184
McLeodUSA, Inc., "A"* ......................     77,485                  340,159
Metromedia Fiber Network, Inc., "A"* .......     93,000                  182,280
Nanometrics, Inc.* .........................      8,700                  224,895
Network Appliance, Inc.* ...................     85,060                1,169,575
NTL, Inc.* .................................     87,036                1,048,784
ONI Systems Corp.* .........................      4,900                  133,432
Qwest Communications
  International, Inc.* .....................    185,944                5,926,035
RF Micro Devices, Inc.* ....................     30,200                  799,696
Sprint Corp. ...............................     33,850                  723,036
Tekelec Co.* ...............................    165,350                4,373,507
Time Warner Telecom, Inc.* .................     56,080                1,878,680
Transwitch Corp.* ..........................     68,950                  705,359
Winstar Communications, Inc.* ..............     78,300                    3,602
                                                                  --------------
                                                                  $   76,080,486
                                                                  --------------


18-EGS

Issuer                                          Shares                Value
U.S. Stocks -- continued
Telecommunications & Cable -- 0.2%
Comcast Corp., "A"* ........................     58,740           $    2,549,316
                                                                  --------------
Telecom -- Wireless -- 0.1%
TeleCorp PCS, Inc.* ........................     31,400           $      580,900
                                                                  --------------
Universities -- Colleges -- 0.1%
Corinthian Colleges, Inc.* .................     10,900           $      514,698
                                                                  --------------
Utilities -- Electric -- 0.8%
AES Corp.* .................................    101,178           $    4,355,713
Calpine Corp.* .............................    107,794                4,074,613
                                                                  --------------
                                                                  $    8,430,326
                                                                  --------------
    Total U.S. Stocks .................................           $  934,856,189
                                                                  --------------
Foreign Stocks -- 11.1%
Australia -- 0.1%
Fosters Brewing Group (Beverages) ..........    187,700           $      524,378
                                                                  --------------
Bermuda -- 4.1%
Global Crossing Ltd.
  (Telecommunications)* ....................    144,100           $    1,245,024
Tyco International Ltd., (Conglomerate) ....    726,194               39,577,573
Tycom Ltd. (Telecommunications)* ...........    204,900                3,524,280
                                                                  --------------
                                                                  $   44,346,877
                                                                  --------------
Canada -- 1.0%
Biovail Corp. (Pharmaceuticals)* ...........    122,776           $    5,340,756
Canadian National Railway Co. (Railroad) ...     15,600                  631,800
Celestica Inc. (Business Services)* ........     67,484                3,475,426
Mitel Corp. (Telecommunications)* ..........     33,390                  340,244
Nortel Networks Corp. (Telecommunications) .    106,800                  970,812
                                                                  --------------
                                                                  $   10,759,038
                                                                  --------------
China -- 0.2%
China Mobile (Hong Kong) Ltd.
  (Telecommunications)* ....................    374,000           $    1,970,844
                                                                  --------------
Finland -- 0.9%
Nokia Corp., ADR (Telecommunications) ......    462,880           $   10,201,875
                                                                  --------------
France -- 0.8%
Sanofi-Synthelabo S.A.
  (Medical & Health Products) ..............    105,800           $    6,946,615
Total Fina Elf S.A., "B" (Oils) ............     11,000                1,541,396
                                                                  --------------
                                                                  $    8,488,011
                                                                  --------------
Germany -- 0.2%
SAP AG (Computer Software -- Systems) ......      9,180           $    1,274,777
SAP AG, ADR
  (Computer Software -- Systems) ...........     31,160                1,093,404
                                                                  --------------
                                                                  $    2,368,181
                                                                  --------------
Hong Kong -- 0.1%
China Unicom Ltd. (Telecommunications)* ....     29,800           $      527,460
                                                                  --------------
Ireland -- 0.1%
Elan Corp. PLC, ADR (Health Products)* .....     16,400           $    1,000,400
                                                                  --------------
Israel -- 1.4%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)* .........    269,930           $   13,766,430
Teva Pharmaceutical Industries Ltd.
  (Pharmaceuticals) ........................     31,600                1,960,780
                                                                  --------------
                                                                  $   15,727,210
                                                                  --------------
Japan -- 0.1%
Fast Retailing Co. (Retail) ................      3,300           $      574,350
                                                                  --------------
Netherlands -- 0.1%
ASM International N.V. (Electronics)* ......     44,300           $      877,140
                                                                  --------------
Switzerland -- 1.6%
Novartis AG (Medical & Health Products) ....    423,640           $   15,342,268
Serono S.A., ADR (Biotechnology)* ..........     77,021                1,921,674
                                                                  --------------
                                                                  $   17,263,942
                                                                  --------------

Issuer                                          Shares                Value
Foreign Stocks -- continued
Taiwan
Taiwan Semiconductor Manufacturing
  Co. Ltd., ADR (Electronics) ..............     32,200           $      489,118
                                                                  --------------
United Kingdom -- 0.4%
AstraZeneca Group PLC (Medical &
  Health Products) .........................     10,000           $      466,503
Reed International PLC (Publishing) ........     83,800                  743,392
Vodafone Group PLC, ADR
  (Telecommunications) .....................    121,571                2,717,112
                                                                  --------------
                                                                  $    3,927,007
                                                                  --------------
    Total Foreign Stocks .............................            $  119,045,831
                                                                  --------------
    Total Stocks (Identified Cost, $1,014,685,756) ...            $1,053,902,020
                                                                  --------------
Warrants
U.S. Stocks
Acclaim Entertainment, Inc.*,
(Identified Cost, $0) .....................         915           $            0
                                                                  --------------
Short-Term Obligations -- 1.4%
                                            Principal Amount
                                             (000 Omitted)
Cargill, Inc., due 7/02/01^ ...............      $1,855           $    1,854,788
Citigroup, Inc., due 7/02/01 ..............       1,459                1,458,833
Dow Chemical Co., due 7/02/01 .............       3,357                3,356,613
General Electric Capital Corp., due
  7/02/01 .................................       7,599                7,598,135
Prudential Funding Corp., due 7/02/01 .....         609                  608,930
                                                                  --------------
    Total Short-Term Obligations, at Amortized Cost ..            $   14,877,299
                                                                  --------------
Repurchase Agreement -- 0.2%
Merrill Lynch, dated 06/29/01, due 07/02/01,
  total to be received $1,586,539 (secured
  by various U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost ......................       $1,586           $    1,586,000
                                                                  --------------
    Total Investments (Identified Cost, $1,031,149,055)           $1,070,365,319
                                                                  --------------
Other Assets,
  Less Liabilities -- 0.4% ............................           $    4,696,977
                                                                  --------------
    Net Assets -- 100.0% ..............................           $1,075,062,296
                                                                  ==============

           See portfolio footnotes and notes to financial statements.



                                                                          19-EGS

Portfolio of Investments (Unaudited) -- June 30, 2001
Global Growth Series
Stocks -- 97.1%

Issuer                                          Shares                Value
Foreign Stocks -- 55.8%
Australia -- 1.0%
Australia & New Zealand Banking Group
  Ltd. (Banks & Credit Cos.)* ..............    108,340            $    933,637
BHP Billiton Ltd. (Minerals) ...............    136,833                 742,917
Broken Hill Proprietary Co. Ltd. (Mining) ..    128,470                 680,483
NRMA Insurance Group Ltd. (Insurance) ......    522,300                 905,845
                                                                   ------------
                                                                   $  3,262,882
                                                                   ------------
Austria -- 0.1%
OMV AG (Oil & Gas) .........................      2,200            $    184,520
                                                                   ------------
Bermuda -- 2.1%
Global Crossing Ltd. (Telecommunications)* .     71,110            $    614,390
Tyco International Ltd., (Conglomerate) ....    123,590               6,735,655
                                                                   ------------
                                                                   $  7,350,045
                                                                   ------------
Brazil -- 2.2%
Aracruz Celulose S.A.
  (Forest & Paper Products) ................     78,300            $  1,464,210
Banco Itau S.A. (Banks & Credit Cos.) ......  5,497,000                 481,733
Cellular CRT Participacoes, Preferred
  (Cellular Telecommunications) ............          0                      11
Companhia de Bebidas das Americas, ADR
  (Beverages) ..............................      9,290                 215,063
Companhia Siderurgica National (Steel) .....      1,100                  20,240
Companhia Vale Rio Doce, ADR (Mining) ......      5,090                 118,088
Embraer Aircraft Corp., ADR
  (Aerospace & Defense) ....................     63,790               2,490,999
Itausa Investimentos Itau S.A., Preferred
  (Conglomerate) ...........................     99,306                  88,751
Petroleo Brasileiro S.A., ADR (Oil & Gas) ..     74,290               1,931,540
Tele Centro Oeste Celular Participacoes S.A.,
  ADR (Telecommunications) .................      4,650                  40,223
Teleleste Celular Participacoes S.A.
  (Telecommunications) .....................        530                  21,306
Uniao de Banco Brasiliero S.A.
  (Banks & Credit Cos.) ....................      7,256                 184,665
Votorantim Celulose E Papel S.A., ADR
  (Forest & Paper Products) ................     30,050                 453,755
                                                                   ------------
                                                                   $  7,510,584
                                                                   ------------
Canada -- 0.9%
BCE, Inc. (Telecommunications) .............     78,920            $  2,075,596
Global Light Telecommunications, Inc.
  (Telecommunications)* ....................     31,610                  70,490
Manitoba Telecom Services
  (Telecommunications) .....................     39,100               1,101,790
                                                                   ------------
                                                                   $  3,247,876
                                                                   ------------
Chile -- 0.1%
Banco De A. Edwards, ADR
  (Banks & Credit Cos.)* ...................      8,150            $    138,550
Distribucion y Servicio S.A., ADR
  (Supermarket) ............................     14,830                 219,484
Quinenco S.A., ADR (Telecommunications) ....     14,200                 106,185
                                                                   ------------
                                                                   $    464,219
                                                                   ------------
China -- 1.6%
Beijing Datang Power Generation Co.
  (Electronics) * ..........................    580,000            $    197,066
China Mobile (Hong Kong) Ltd.
  (Telecommunications)* ....................    358,500               1,889,165
China Mobile (Hong Kong) Ltd., ADR
  (Telecommunications)* ....................     13,000                 348,270
China Petroleum and Chemical Corp. (Oils)* .  8,933,600               1,786,858
Huaneng Power International, Inc. (Energy) .    366,000                 224,075
Jiangsu Expressway Co. Ltd.
  (Transportation) .........................    479,000                 112,389
PetroChina Co. Ltd. (Oils)* ................  4,486,000                 931,779
                                                                   ------------
                                                                   $  5,489,602
                                                                   ------------

Issuer                                          Shares                Value
Foreign Stocks -- continued
Croatia -- 0.1%
Pliva d.d. Co.
  (Medical & Health Products) ..............      4,800            $     53,280
Pliva d.d. Co., GDR
  (Medical & Health Products) ..............     16,150                 179,265
                                                                   ------------
                                                                   $    232,545
                                                                   ------------
Denmark -- 0.8%
Danske Bank (Banks & Credit Cos.) ..........    158,280            $  2,847,022
                                                                   ------------
Egypt -- 0.1%
Al Ahram Beverage Co. S.A., GDR
  (Beverages)* .............................     13,240            $    150,936
Egypt Mobile Phone (Telecommunications)* ...     14,230                 213,222
                                                                   ------------
                                                                   $    364,158
                                                                   ------------
Estonia -- 0.1%
AS Eesti Telekom, GDR
  (Telecommunications) .....................     15,720            $    188,733
                                                                   ------------
Finland -- 0.4%
Nokia Corp., ADR (Telecommunications) ......     56,010            $  1,234,460
                                                                   ------------
France -- 5.7%
ALSTOM (Transportation) ....................     42,090            $  1,171,743
Business Objects SA
  (Computer Software -- Systems)* ..........     16,100                 384,646
Carrefour S.A. (Supermarket) * .............     32,200               1,704,990
Coflexip S.A. (Oil Services)* ..............      2,100                 304,230
Generale de Sante (Healthcare) * ...........     41,770                 681,210
Groupe Danone (Food & Beverage
  Products) ................................      5,410                 742,961
Sanofi-Synthelabo S.A.
  (Medical & Health Products) ..............     87,690               5,757,549
Societe Television Francaise 1
  (Entertainment) ..........................     26,778                 781,771
Technip S.A. (Construction) ................     17,480               2,221,358
Total Fina Elf S.A., B (Oils) ..............     40,710               5,704,564
                                                                   ------------
                                                                   $ 19,455,022
                                                                   ------------
Germany -- 2.4%
Fresenius AG (Medical Supplies) ............      1,810            $    155,337
Fresenius AG, Preferred (Medical Supplies) .      7,000                 663,908
Fresenius Medical Care AG, Preferred
  (Medical Supplies) .......................     40,610               2,098,692
Linde AG (Engineering) .....................     27,400               1,164,610
ProSieben Sat.1 Media AG, Preferred
  (Broadcasting) ...........................     80,460               1,166,997
SAP AG, ADR
  (Computer Software -- Systems) ...........     12,090               1,678,872
Software AG
  (Computer Software -- Services) ..........     18,300               1,196,890
                                                                   ------------
                                                                   $  8,125,306
                                                                   ------------
Greece -- 0.2%
Cosmote S.A. (Telecommunications)* .........     92,140            $    827,447
                                                                   ------------
Hong Kong -- 1.4%
Cheung Kong Infrast Finance (Finance)* .....    229,000            $    396,377
China National Aviation Co. Ltd. (Airlines)     866,000                 166,551
China Southern Airlines Co., Ltd.
  (Airlines)* ..............................    596,000                 185,309
CNOOC Ltd. (Oils)* .........................  2,353,000               2,247,589
Hong Kong Electric Holdings Ltd.
  (Utilities -- Electric) ..................    340,000               1,307,793
Li & Fung Ltd.
  (Consumer Goods & Services) ..............    412,000                 676,155
                                                                   ------------
                                                                   $  4,979,774
                                                                   ------------

20-GGS

Issuer                                          Shares                Value
Foreign Stocks -- continued
Hungary -- 0.2%
Gedeon Richter Ltd., GDR (Pharmaceuticals) .      6,710            $    372,869
Magyar Tavkozlesi Rt., ADR
  (Telecommunications)* ....................     14,039                 209,883
OTP Bank (Banks & Credit Cos.) .............      3,800                 196,270
                                                                   ------------
                                                                   $    779,022
                                                                   ------------
India -- 0.3%
Hindalco Industries Ltd. (Metals), ## ......      9,400            $    166,744
Hindustan Lever Ltd. (Consumer Products) ...     44,100                 192,720
Housing Develepment Finance Corp. Ltd.
  (Financial Services) .....................     28,300                 415,255
Mahanagar Telephone Nigam Ltd., GDR
  (Telecommunications) .....................     28,250                 155,093
                                                                   ------------
                                                                   $    929,812
                                                                   ------------
Israel -- 0.7%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)* .........     46,420            $  2,367,420
Partner Communications Co. Ltd., ADR
  (Cellular Phones)* .......................     40,205                 192,984
                                                                   ------------
                                                                   $  2,560,404
                                                                   ------------
Italy -- 1.9%
Assicurazioni Generali S.p.A. (Insurance) ..     71,850            $  2,160,931
Banca Intesa S.p.A. (Financial Services) ...    709,040               2,504,913
Banca Nazionale del Lavoro S.p.A.
  (Banks & Credit Cos.)* ...................    502,480               1,575,094
Banca Populare di Bergamo
  (Banks & Credit Cos.) ....................     87,000                 342,735
                                                                   ------------
                                                                   $  6,583,673
                                                                   ------------
Japan -- 8.1%
ASAHI BREWERIES, LTD.
  (Beverage Products) ......................     94,000            $  1,054,748
Canon, Inc. (Special Products & Services) ..    104,000               4,204,042
Chugai Pharmaceutical Co. Ltd.
  (Pharmaceuticals) ........................    102,000               1,551,925
Daikin Industries Ltd.
  (Consumer Goods & Services) ..............     67,000               1,241,338
Fast Retailing Co. (Retail) ................     17,300               3,010,988
Fujikura Ltd. (Electronics) ................    181,000               1,103,304
Honda Motor Co., Ltd. (Automotive) .........     83,000               3,648,059
NTT DoCoMo, Inc. (Telecommunications) ......        151               2,628,088
Secom Co., Ltd.
  (Consumer Goods & Services) ..............     27,000               1,507,219
Shionogi & Co., Ltd. (Pharmaceuticals) .....     61,000               1,272,056
Sony Corp. (Electronics) ...................     28,900               1,900,706
Stanley Electric Co., Ltd. (Electronics) ...     57,000                 529,860
Sumitomo Electric Industries, Ltd.
  (Electronics) ............................    143,000               1,621,768
Tokyo Broadcasting System, Inc.
  (Entertainment) ..........................     58,000               1,116,458
Tokyo Gas Co. Ltd. (Gas) ...................    524,000               1,592,846
                                                                   ------------
                                                                   $ 27,983,405
                                                                   ------------
Mexico -- 1.5%
Cemex S.A. (Construction) ..................     25,065            $    664,222
Coca-Cola Femsa S.A., ADR
  (Beverage Products) ......................      7,160                 176,852
Grupo Aeroportuario del Sureste S.A. de
C.V., ADR (Transportation)* ................    118,560               2,217,072
Grupo Continential S.A.
  (Food & Beverage Products) ...............     75,530                 109,748
Grupo Modelo S.A. de C.V. (Brewery) ........     46,320                 124,885
Telefonos de Mexico S.A., ADR
  (Telecommunications) .....................     23,700                 831,633
Tubos de Acero de Mexico S.A. (Steel) ......     20,950                 265,017
Wal-Mart de Mexico S.A. de C.V. (Retail) ...    274,007                 744,815
                                                                   ------------
                                                                   $  5,134,244
                                                                   ------------

Issuer                                          Shares                Value
Foreign Stocks -- continued
Netherlands -- 5.4%
Akzo Nobel N.V. (Chemicals) ................     52,350            $  2,217,546
Fugro N.V. (Engineering)* ..................     12,909                 719,622
Hunter Douglas N.V., ADR
  (Consumer Goods & Services)* .............     22,958                 643,795
ING Groep N.V. (Financial Services) ........     98,187               6,421,806
Jomed N.V. (Medical & Health Products) .....     16,360                 464,514
Koninklijke Philips Electronics N.V.
  (Electronics) ............................     53,462               1,418,124
Libertel N.V. (Cellular Phones)* ...........    108,410                 959,779
Royal Dutch Petroleum Co. (Oils) ...........     75,940               4,373,586
VNU N.V. (Publishing)* .....................     35,532               1,204,108
                                                                   ------------
                                                                   $ 18,422,880
                                                                   ------------
Panama
Banco Latinoamericano de Exportaciones,
  S.A. (Banks & Credit Cos.) ...............      4,000            $    147,080
                                                                   ------------
Peru
Compania de Minas Buenaventura, ADR
  (Mining) .................................      2,200            $     40,568
                                                                   ------------
Philippines -- 0.1%
Ayala Corp. (Conglomerate) .................    692,000            $     92,620
Bank of Philippine Islands
  (Banks & Credit Cos.) ....................     92,700                 129,390
San Miguel Corp., B (Brewery) ..............    101,860                  92,511
                                                                   ------------
                                                                   $    314,521
                                                                   ------------
Russia -- 0.6%
AO Tatneft, ADR (Oils) .....................     24,030            $    254,478
Lukoil Oil Co., ADR (Oils) .................     10,470                 502,196
Mobile Telesystems, ADR
  (Telecommunications)* ....................     10,370                 284,138
Rostelecom, GDR (Telecommunications)* ......     11,800                 193,638
Surgutneftegaz, ADR (Oil & Gas) ............     36,640                 468,625
Yukos Corp., ADR (Oils)* ...................      6,700                 392,694
                                                                   ------------
                                                                   $  2,095,769
                                                                   ------------
Singapore -- 0.3%
Datacraft Asia Ltd. (Telecommunications) ...    100,462            $    409,885
Overseas Union Bank Ltd.
  (Banks & Credit Cos.) ....................    114,000                 591,436
                                                                   ------------
                                                                   $  1,001,321
                                                                   ------------
South Africa -- 2.0%
Anglo American Platinum Corp. Ltd. (Metals)      51,190            $  2,283,621
AngloGold Ltd. (Mining) ....................     11,140                 411,967
Gencor Ltd. (Metals) .......................    260,900               1,095,810
Impala Platinum Holdings Ltd. (Minerals) ...     23,220               1,164,549
Johnnic Communications Ltd. (Media) ........     12,510                 167,890
Liberty Life Association of Africa Ltd.
  (Insurance) ..............................     22,850                 164,971
M-Cell Ltd. (Cellular Telecommunications) ..     73,400                 168,738
Nedcor Ltd. (Banks and Credit Cos.)* .......     21,980                 428,817
Sanlam Ltd. (Insurance)* ...................    157,480                 215,259
Sasol Ltd. (Oils) ..........................     30,710                 280,868
South African Breweries Ltd. (Brewery) .....     55,240                 418,724
                                                                   ------------
                                                                   $  6,801,214
                                                                   ------------
South Koreav1.3%
Hanwha Chemical Corp. (Chemicals) ..........     62,700            $    181,869
Hyundai Motor Co., Ltd. (Automotive) .......     13,720                 299,134
Korea Telecom Corp. (Telecommunications)* ..     61,800               1,358,364
LG Chem Investment Ltd. (Pharmaceuticals) ..      3,372                  26,368
LG Chemical Ltd. (Chemicals) ...............     12,424                 165,589
LG Household & Healthcare Ltd.
  (Special products and services) ..........      3,004                  68,157
Pohang Iron & Steel Co. Ltd. (Construction)       8,080                 647,396


                                                                        21-GGS

Issuer                                          Shares                Value
Foreign Stocks -- continued
South Korea -- continued
Pohang Iron & Steel Co. Ltd., ADR
  (Construction) ...........................     10,690            $    210,807
Samsung Electronics (Electronics) ..........     11,170               1,652,265
                                                                   ------------
                                                                   $  4,609,949
                                                                   ------------
Spain -- 1.0%
Centros Comerciales Carrefour S.A. (Retail)      58,430            $    782,130
Iberdrola S.A. (Utilities -- Electric) .....    204,790               2,628,495
                                                                   ------------
                                                                   $  3,410,625
                                                                   ------------
Sweden -- 0.5%
Saab AB, B (Aerospace) .....................    176,458            $  1,655,816
                                                                   ------------
Switzerland -- 5.3%
Julius Baer Holdings (Banks & Credit Cos.) .        263            $  1,012,496
Leica Geosystems AG (Manufacturing) * ......      3,390                 971,969
Nestle S.A. (Food & Beverage Products) .....     12,364               2,629,467
Novartis AG (Medical & Health Products) ....    206,730               7,486,798
Syngenta AG (Chemicals)* ...................     69,818               3,673,199
Synthes-Stratec, Inc.
  (Medical & Health Products)* .............      3,830               2,340,130
                                                                   ------------
                                                                   $ 18,114,059
                                                                   ------------
Thailand -- 0.3%
Advanced Info Service Public Co. Ltd.
  (Cellular Phones) ........................     35,200            $    375,114
BEC World Public Co. (Television) ..........     69,720                 342,203
PTT Exploration and Production Public Co.,
  Ltd. (Natural Gas) .......................    157,470                 435,192
                                                                   ------------
                                                                   $  1,152,509
                                                                   ------------
United Kingdom -- 7.0%
Anglo American PLC (Mining) ................     91,400            $  1,370,658
Antofagasta Holdings PLC (Minerals) ........      9,640                  63,486
Billiton PLC (Minerals) ....................    221,130               1,103,039
BP Amoco PLC, ADR (Oils) ...................     41,948               2,091,108
CGNU PLC (Insurance)* ......................    168,116               2,326,998
Diageo PLC (Food & Beverage
  Products)* ...............................    172,715               1,896,959
HSBC Holdings PLC
  (Banks & Credit Cos.)* ...................    125,450               1,488,243
Matalan PLC (Apparel & Textiles) ...........    195,690               1,366,733
NEXT PLC (Retail) ..........................     42,886                 561,606
Old Mutual PLC (Insurance) .................     98,190                 225,366
Reckitt Benckiser PLC
  (Consumer Goods & Services) ..............     92,900               1,340,828
Reed International PLC (Publishing) ........    270,480               2,399,436
Reuters Group PLC (Business Services) ......    103,150               1,340,616
Royal Bank of Scotland PLC
  (Banks & Credit Cos.)* ...................     89,671               1,978,584
Vodafone Group PLC (Telecommunications)* ...  1,584,842               3,514,794
Vodafone Group PLC, ADR
  (Telecommunications) .....................     44,189                 987,624
                                                                   ------------
                                                                   $ 24,056,078
                                                                   ------------
Venezuela -- 0.1%
Compania Anonima Nacional Telefonos de
  Venezuela, ADR (Telecommunications) ......     15,070            $    353,241
Venezolana de Cementaciones
  (Building Materials) .....................    145,800                  42,643
                                                                   ------------
                                                                   $    395,884
                                                                   ------------
    Total Foreign Stocks ..............................            $191,953,017
                                                                   ------------

Issuer                                          Shares                Value
U.S. Stocks -- 41.3%
Advertising & Broadcasting -- 0.6%
Omnicom Group, Inc. ........................     24,420            $  2,100,120
                                                                   ------------
Aerospace -- 0.8%
United Technologies Corp. ..................     36,340            $  2,662,268
                                                                   ------------
Automotive -- 0.5%
Harley-Davidson, Inc. ......................     34,800            $  1,638,384
                                                                   ------------
Biotechnology -- 1.8%
Abbott Laboratories, Inc. ..................     41,400            $  1,987,614
Guidant Corp.* .............................     47,900               1,724,400
Pharmacia Corp. ............................     57,247               2,630,500
                                                                   ------------
                                                                   $  6,342,514
                                                                   ------------
Business Machines -- 1.1%
Affiliated Computer Services, Inc., A* .....     17,220            $  1,238,290
International Business Machines Corp. ......     15,940               1,801,220
Sun Microsystems, Inc.* ....................     45,300                 731,595
                                                                   ------------
                                                                   $  3,771,105
                                                                   ------------
Business Services -- 3.1%
Automatic Data Processing, Inc. ............     11,020            $    547,694
BEA Systems, Inc.* .........................     28,100                 927,581
BISYS Group, Inc.* .........................     43,970               2,631,604
Concord EFS, Inc.* .........................     23,900               1,334,815
DST Systems, Inc.* .........................     15,130                 797,351
First Data Corp. ...........................     21,490               1,380,733
Fiserv, Inc.* ..............................     25,500               1,603,695
Nextel Partners, Inc.* .....................     33,940                 524,373
VeriSign, Inc.* ............................     14,715                 854,206
                                                                   ------------
                                                                   $ 10,602,052
                                                                   ------------
Cellular Phones -- 1.1%
QUALCOMM, Inc.* ............................     28,070            $  1,598,586
Sprint Corp. (PCS Group)* ..................     96,040               2,319,366
                                                                   ------------
                                                                   $  3,917,952
                                                                   ------------
Computer Hardware -- Systems -- 0.3%
Compaq Computer Corp. ......................     73,100            $  1,132,319
                                                                   ------------
Computer Software -- Personal
Computers -- 1.3%
Mercury Interactive Corp.* .................      6,110            $    373,749
Microsoft Corp.* ...........................     56,460               4,054,392
                                                                   ------------
                                                                   $  4,428,141
                                                                   ------------
Computer Software -- Services -- 0.6%
EMC Corp.* .................................     42,980            $  1,248,569
Internet Security Systems, Inc.* ...........     15,470                 749,676
                                                                   ------------
                                                                   $  1,998,245
                                                                   ------------
Computer Software -- Systems -- 3.0%
Adobe Systems, Inc. ........................     21,800            $  1,024,164
Cadence Design Systems, Inc.* ..............     55,210               1,028,562
Comverse Technology, Inc.* .................     26,610               1,536,461
Extreme Networks, Inc.* ....................     28,170                 807,071
I2 Technologies, Inc.* .....................     10,790                 212,024
Informix Corp., * ..........................      4,412                  24,266
NetIQ Corp.* ...............................     15,630                 478,747
Oracle Corp.* ..............................    103,788               2,045,661
Rational Software Corp.* ...................     32,570                 919,451
Siebel Systems, Inc.* ......................      9,500                 451,820
VERITAS Software Corp.* ....................     24,940               1,680,707
                                                                   ------------
                                                                   $ 10,208,934
                                                                   ------------


22-GGS

Issuer                                          Shares                Value
U.S. Stocks -- continued
Conglomerate -- 0.4%
General Electric Co. .......................     30,960            $  1,509,300
                                                                   ------------
Consumer Goods & Services -- 0.2%
Gillette Co. ...............................     25,700            $    745,043
                                                                   ------------
Electrical Equipment -- 0.5%
QLogic Corp.* ..............................     25,770            $  1,658,815
                                                                   ------------
Electronics -- 2.0%
Advanced Micro Devices, Inc.* ..............      8,500            $    245,480
Analog Devices, Inc.* ......................     34,460               1,490,395
Atmel Corp.* ...............................     61,160                 795,080
Flextronics International Ltd.* ............     19,430                 518,781
General Motors Corp., "H"* .................     36,710                 743,378
Lexmark International Group, Inc. ..........     26,120               1,756,570
LSI Logic Corp.* ...........................     15,580                 292,904
Micron Technology, Inc.* ...................     26,870               1,104,357
                                                                   ------------
                                                                   $  6,946,945
                                                                   ------------
Energy -- 0.3%
Dynegy, Inc. ...............................     21,490            $    999,285
                                                                   ------------
Entertainment -- 3.7%
AOL Time Warner, Inc.* .....................     26,900            $  1,425,700
Clear Channel Communications, Inc.* ........     34,830               2,183,841
Fox Entertainment Group, Inc.* .............     47,560               1,326,924
Gemstar-TV Guide International, Inc.* ......     25,760               1,090,678
Univision Communications, Inc., A* .........     36,420               1,558,048
USA Networks, Inc.* ........................     71,070               1,978,589
Viacom, Inc., B* ...........................     59,560               3,082,230
                                                                   ------------
                                                                   $ 12,646,010
                                                                   ------------
Financial Institutions -- 3.6%
Citigroup, Inc. ............................     59,342            $  3,135,631
FleetBoston Financial Corp. ................     26,890               1,060,811
Freddie Mac Corp. ..........................     47,900               3,353,000
J. P. Morgan Chase & Co. ...................     25,660               1,144,436
Merrill Lynch & Co., Inc. ..................     20,880               1,237,140
Morgan Stanley Dean Witter & Co. ...........      6,500                 417,495
State Street Corp. .........................     41,210               2,039,483
                                                                   ------------
                                                                   $ 12,387,996
                                                                   ------------
Insurance -- 3.2%
AFLAC, Inc. ................................     69,140            $  2,177,217
American International Group, Inc. .........     29,820               2,564,520
CIGNA Corp. ................................     16,480               1,579,114
MetLife, Inc. ..............................     24,100                 746,618
The St. Paul Cos., Inc. ....................     49,920               2,530,445
UnumProvident Corp. ........................     37,520               1,205,142
Willis Group Holdings Ltd.* ................     12,300                 218,325
                                                                   ------------
                                                                   $ 11,021,381
                                                                   ------------
Internet -- 0.1%
CNET Networks, Inc.* .......................     23,090            $    277,542
                                                                   ------------
Medical & Health Products -- 2.4%
American Home Products Corp. ...............     52,540            $  3,070,437
Bristol-Myers Squibb Co. ...................     37,970               1,985,831
Pfizer, Inc. ...............................     44,940               1,799,847
Schering Plough Corp. ......................     33,620               1,218,389
                                                                   ------------
                                                                   $  8,074,504
                                                                   ------------
Medical & Health Technology Services -- 0.7%
Applera Corp. -- Applied
  Biosystems Group .........................     58,970            $  1,577,447
Discovery Partners International* ..........         60                     330
IMS Health, Inc. ...........................     28,270                 805,695
                                                                   ------------
                                                                   $  2,383,472
                                                                   ------------
Metals & Mining -- 0.1%
Freeport-McMoRan Copper & Gold, Inc.* ......     40,070            $    442,774
                                                                   ------------

Issuer                                          Shares                Value
U.S. Stocks -- continued
Oil Services -- 2.8%
Baker Hughes, Inc. .........................     21,000            $    703,500
El Paso Corp. ..............................     29,370               1,543,100
Global Marine, Inc.* .......................     45,720                 851,764
Grant Pride Co., Inc.* .....................     52,200                 912,978
Noble Drilling Corp.* ......................     28,320                 927,480
Santa Fe International Corp. ...............     62,080               1,800,320
Transocean Sedco Forex, Inc. ...............     24,090                 993,712
Weatherford International, Inc.* ...........     37,380               1,794,240
                                                                   ------------
                                                                   $  9,527,094
                                                                   ------------
Retail -- 1.0%
Costco Wholesale Corp.* ....................     37,700            $  1,584,908
CVS Corp. ..................................     43,080               1,662,888
                                                                   ------------
                                                                   $  3,247,796
                                                                   ------------
Supermarket -- 1.4%
Kroger Co.* ................................     81,030            $  2,025,750
Safeway, Inc.* .............................     59,910               2,875,680
                                                                   ------------
                                                                   $  4,901,430
                                                                   ------------
Telecommunications -- 3.4%
Allegiance Telecom, Inc.* ..................     46,130            $    691,950
American Tower Corp., A* ...................     57,640               1,191,419
Cabletron Systems, Inc.* ...................     40,680                 929,538
Charter Communications, Inc.* ..............     66,400               1,548,448
CIENA Corp.* ...............................     15,260                 578,964
Cisco Systems, Inc.* .......................     71,470               1,382,945
EchoStar Communications Corp.* .............     71,440               2,253,932
Metromedia Fiber Network, Inc., A* .........     46,170                  90,493
NTL, Inc.* .................................     67,826                 817,303
Qwest Communications International, Inc.* ..     46,250               1,473,988
Tekelec Co.* ...............................     21,320                 563,914
Time Warner Telecom, Inc.* .................      8,440                 282,740
                                                                   ------------
                                                                   $ 11,805,634
                                                                   ------------
Telecommunications & Cable -- 0.4%
Comcast Corp., A* ..........................     29,300            $  1,271,620
                                                                   ------------
Utilities -- Electric -- 0.9%
AES Corp.* .................................     42,910            $  1,847,275
Calpine Corp.* .............................     34,500               1,304,100
                                                                   ------------
                                                                   $  3,151,375
                                                                   ------------
    Total U.S. Stocks .................................            $141,800,050
                                                                   ------------
    Total Stocks (Identified Cost, $362,951,348) ......            $333,753,078
                                                                   ------------

Convertible Bond -- 0.1%
                                           Principal Amount
                                            (000 Omitted)
Foreign Bonds -- 0.1%
Taiwan -- 0.1%
Telecommunications
Acer Communications & Multimedia, 0s, 2006##
(Identified Cost, $354,340) ................     $  355            $    342,575
                                                                   ------------
Warrants
                                                 Shares
Acclaim Entertainment, Inc.*,
(Identified Cost, $0) ......................        771            $         --
                                                                   ------------
Short-Term Obligations -- 1.8%
                                           Principal Amount
                                            (000 Omitted)
Cargill, Inc., due 7/02/01^ ................     $  757            $    756,914
Citigroup, Inc., due 7/02/01 ...............        231                 230,973
Dow Chemical Co., due 7/02/01 ..............        513                 512,941
General Electric Capital Corp., due 7/02/01       1,135               1,134,871
UBS Finance, Inc., due 7/02/01 .............      3,698               3,697,575
                                                                   ------------
    Total Short-Term Obligations, at Amortized Cost ...            $  6,333,274
                                                                   ------------

                                                                        23-GGS

Repurchase Agreement -- 0.1%

                                           Principal Amount
Issuer                                      (000 Omitted)             Value
Merrill Lynch, dated 6/29/01,
due 7/02/01, total to be received
$307,104 (secured by various
U.S. Treasury and Federal
Agency obligations in a jointly
traded account), at Cost ...................     $  307            $    307,000
                                                                   ------------
    Total Investments
      (Identified Cost, $369,945,962) .................            $340,735,927
                                                                   ------------
Other Assets,
  Less Liabilities -- 0.9% ............................            $  3,162,500
                                                                   ------------
    Net Assets -- 100.0% ..............................            $343,898,427
                                                                   ============

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments (Unaudited) -- June 30, 2001
Global Telecommunications Series
Stocks -- 96.0%

Issuer                                          Shares               Value
U.S. Stocks -- 80.0%
Advertising & Broadcasting -- 0.5%
Lamar Advertising Co., "A"* ................        380            $   17,537
                                                                   ----------
Business Machines -- 1.8%
Compaq Computer Corp. ......................      2,450            $   37,951
Sun Microsystems, Inc.* ....................      1,750                28,262
                                                                   ----------
                                                                   $   66,213
                                                                   ----------
Business Services -- 2.1%
Affiliated Computer Services, Inc., "A"* ...        630            $   45,303
Concord EFS, Inc.* .........................        600                33,510
                                                                   ----------
                                                                   $   78,813
                                                                   ----------
Cellular Phones -- 7.8%
QUALCOMM, Inc.* ............................        780            $   44,421
Sprint Corp. (PCS Group)* ..................      4,320               104,328
Triton PCS Holdings, Inc.* .................      2,500               100,500
Western Wireless Corp.* ....................        960                40,368
                                                                   ----------
                                                                   $  289,617
                                                                   ----------
Computer Software -- Services -- 7.9%
BEA Systems, Inc.* .........................      1,100            $   36,311
EMC Corp.* .................................      2,210                64,200
Internet Security Systems, Inc.* ...........        740                35,860
Micromuse, Inc.* ...........................        230                 6,468
Netegrity, Inc.* ...........................      1,260                40,131
Precise Software Solutions Ltd.* ...........      1,290                39,152
VeriSign, Inc.* ............................      1,230                71,402
                                                                   ----------
                                                                   $  293,524
                                                                   ----------
Computer Software -- Systems -- 6.6%
I2 Technologies, Inc.* .....................      1,950            $   38,317
Mercury Interactive Corp.* .................        620                37,925
NetIQ Corp.* ...............................        720                22,054
Rational Software Corp.* ...................      2,130                60,130
TIBCO Software, Inc.* ......................        260                 3,575
VERITAS Software Corp.* ....................      1,240                83,564
                                                                   ----------
                                                                   $  245,565
                                                                   ----------
Electronics -- 6.2%
Advanced Micro Devices, Inc.* ..............        300            $    8,664
Analog Devices, Inc.* ......................      1,100                47,575
Atmel Corp.* ...............................      2,400                31,200
Flextronics International Ltd.* ............        440                11,748
General Motors Corp., "H"* .................      1,870                37,868
Lexmark International Group, Inc. ..........        850                57,163
Micron Technology, Inc.* ...................        870                35,757
                                                                   ----------
                                                                   $  229,975
                                                                   ----------
Entertainment -- 12.9%
Clear Channel Communications, Inc.* ........      1,250            $   78,375
Comcast Corp., "A"* ........................      1,200                52,080
Fox Entertainment Group, Inc.* .............      3,390                94,581
Gemstar-TV Guide International, Inc.* ......        760                32,178
Univision Communications, Inc., "A"* .......      1,140                48,769
USA Networks, Inc.* ........................      2,620                72,941
Viacom, Inc., "B"* .........................      1,930                99,878
                                                                   ----------
                                                                   $  478,802
                                                                   ----------
Financial Services
Instinet Group, Inc. .......................         40            $      730
                                                                   ----------
Internet -- 1.3%
CNET Networks, Inc.* .......................      3,180            $   38,223
XO Communications, Inc.* ...................      6,130                12,199
                                                                   ----------
                                                                   $   50,422
                                                                   ----------

Telecommunications -- 12.8%
Adelphia Communications Corp., "A"* ........        670            $   27,872
AT&T Corp. .................................      2,190                48,180
Charter Communications, Inc.* ..............      3,380                78,822


24-GTS

Issuer                                          Shares                Value
U.S. Stocks -- continued
Telecommunications -- continued
Metromedia Fiber Network, Inc., "A"* .......      7,420            $   14,543
Qwest Communications International, Inc.* ..      3,520               112,182
SBC Communications, Inc. ...................      1,170                46,870
Sprint Corp. ...............................        950                20,292
Time Warner Telecom, Inc.* .................      1,060                35,510
Verizon Communications, Inc. ...............      1,720                92,020
                                                                   ----------
                                                                   $  476,291
                                                                   ----------
Telecom -- Wireless -- 1.8%
American Tower Corp., "A"* .................      1,620            $   33,485
SBA Communications Corp.* ..................      1,500                35,010
                                                                   ----------
                                                                   $   68,495
                                                                   ----------
Telecom -- Wireline -- 18.3%
Advanced Fibre Communications, Inc.* .......      2,550            $   58,318
Allegiance Telecom, Inc.* ..................      2,740                41,100
Cabletron Systems, Inc.* ...................      2,570                58,724
CIENA Corp.* ...............................        850                32,249
Cisco Systems, Inc.* .......................      2,770                53,600
Comverse Technology, Inc.* .................      1,200                69,288
EchoStar Communications Corp.* .............      2,135                67,359
Extreme Networks, Inc.* ....................      2,160                61,884
McDATA Corp.* ..............................      1,763                35,172
Nextel Partners, Inc.* .....................      3,200                49,440
NTL, Inc.* .................................      2,830                34,102
QLogic Corp.* ..............................      1,080                69,520
Tekelec Co.* ...............................      1,970                52,106
                                                                   ----------
                                                                   $  682,862
                                                                   ----------
    Total U.S. Stocks .................................            $2,978,846
                                                                   ----------
Foreign Stocks -- 16.0%
Bermuda -- 0.8%
Global Crossing Ltd. (Telecommunications)* .      3,630            $   31,363
                                                                   ----------
Canada -- 1.6%
Manitoba Telecom Services
(Telecommunications) .......................      2,060            $   58,048
                                                                   ----------
China -- 2.4%
China Mobile (Hong Kong) Ltd.
(Telecommunications)* ......................     17,000            $   89,584
                                                                   ----------
Egypt -- 0.6%
Egypt Mobile Phone (Telecommunications)* ...      1,430            $   21,291
                                                                   ----------
Finland -- 1.4%
Nokia Corp., ADR (Telecommunications) ......      2,400            $   52,896
                                                                   ----------
Greece -- 0.5%
Cosmote S.A. (Telecommunications)* .........      2,150            $   19,308
                                                                   ----------
Israel -- 2.7%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)* .........      1,314            $   67,014
Partner Communications Co. Ltd., ADR
  (Cellular Phones)* .......................      7,140                34,272
                                                                   ----------
                                                                   $  101,286
                                                                   ----------
Luxembourg -- 0.9%
Millicom International Cellular S.A.
  (Cellular Phones) ........................      1,400            $   33,194
                                                                   ----------
Netherlands -- 1.3%
Libertel N.V. (Cellular Phones)* ...........      5,410            $   47,896
                                                                   ----------
South Korea -- 0.4%
Korea Telecom Corp. (Telecommunications)* ..        730            $   16,045
                                                                   ----------
Sweden -- 0.3%
Song Networks Holding AB
  (Telecommunications)* ....................      5,080            $   10,562
                                                                   ----------

Foreign Stocks -- continued
Thailand -- 0.8%
Advanced Info Service Public Co. Ltd.
  (Cellular Phones) ........................      2,800            $   29,839
                                                                   ----------
United Kingdom -- 2.3%
Vodafone Group PLC
  (Telecommunications)* ....................     37,680            $   83,565
                                                                   ----------
    Total Foreign Stocks ..............................            $  594,877
                                                                   ----------
    Total Stocks (Identified Cost, $4,328,621) ........            $3,573,723
                                                                   ----------
Repurchase Agreement -- 11.6%
                                           Principal Amount
                                             (000 Omitted)
Merrill Lynch, dated 6/29/01,
  due 7/02/01, total to be received
  $430,146 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly
  traded account), at cost .................       $430            $  430,000
                                                                   ----------
    Total Investments (Identified Cost, $4,758,621) ...            $4,003,723
                                                                   ----------
Other Assets,
  Less Liabilities -- (7.6)% ..........................            $ (281,093)
                                                                   ----------
    Net Assets -- 100.0% ..............................            $3,722,630
                                                                   ==========

           See portfolio footnotes and notes to financial statements.




                                                                          25-GTS

Portfolio of Investments (Unaudited) -- June 30, 2001
Managed Sectors Series
Stocks -- 95.1%

Issuer                                          Shares                Value
Auto and Housing -- 1.8%
Harley-Davidson, Inc. ......................     48,400            $  2,278,672
SPX Corp.* .................................     14,900               1,865,182
Stanley Works ..............................     45,400               1,901,352
Vulcan Materials Co. .......................     11,700                 628,875
                                                                   ------------
                                                                   $  6,674,081
                                                                   ------------
Basic Materials -- 1.8%
Air Products & Chemicals, Inc. .............     38,200            $  1,747,650
Aracruz Celulose S.A. (Brazil) .............     34,500                 645,150
Engelhard Corp. ............................     45,200               1,165,708
Minnesota Mining & Manufacturing Co. .......      5,900                 673,190
Praxair, Inc. ..............................     32,300               1,518,100
Weyerhaeuser Co. ...........................     17,900                 983,963
                                                                   ------------
                                                                   $  6,733,761
                                                                   ------------
Consumer Staples -- 1.8%
Constellation Brands, Inc.* ................     32,200            $  1,320,200
Fosters Brewing Group (Australia)* .........    282,800                 790,060
NBTY, Inc.* ................................     61,700                 731,145
Philip Morris Cos., Inc. ...................     36,900               1,872,675
Smithfield Foods, Inc.* ....................     14,100                 568,230
Sysco Corp. ................................     47,800               1,297,770
                                                                   ------------
                                                                   $  6,580,080
                                                                   ------------
Energy -- 0.4%
Devon Energy Corp. .........................     11,000            $    577,500
Global Marine, Inc.* .......................     24,200                 450,846
Noble Drilling Corp.* ......................     17,400                 569,850
                                                                   ------------
                                                                   $  1,598,196
                                                                   ------------
Financial Services -- 12.0%
AFLAC, Inc. ................................     56,200            $  1,769,738
Allstate Corp. .............................     24,600               1,082,154
American International Group, Inc. .........     52,100               4,480,600
Bank of America Corp. ......................     76,750               4,607,302
Capital One Financial Corp. ................     36,500               2,190,000
Citigroup, Inc. ............................    101,833               5,380,856
Fannie Mae .................................      4,800                 408,720
Freddie Mac Corp. ..........................     22,900               1,603,000
Goldman Sachs Group, Inc. ..................     19,900               1,707,420
Household International, Inc. ..............     72,600               4,842,420
Lehman Brothers Holdings, Inc. .............     40,400               3,141,100
Merrill Lynch & Co., Inc. ..................     59,000               3,495,750
MetLife, Inc. ..............................     23,000                 712,540
MGIC Investment Corp. ......................     26,200               1,903,168
Morgan Stanley Dean Witter & Co. ...........     22,400               1,438,752
Providian Financial Corp. ..................     43,000               2,545,600
SouthTrust Corp. ...........................     27,300                 709,800
The St. Paul Cos., Inc. ....................     29,900               1,515,631
UnumProvident Corp. ........................     23,800                 764,456
Willis Group Holdings Ltd.* ................     51,580                 915,545
                                                                   ------------
                                                                   $ 45,214,552
                                                                   ------------
Healthcare -- 16.6%
Abgenix, Inc.* .............................     28,900            $  1,273,334
AdvancePCS* ................................     19,800               1,252,350
Allergan, Inc. .............................      8,900                 760,950
AmeriSource Health Corp., "A"* .............     32,100               1,775,130
Andrx Group* ...............................     43,600               3,288,530
Apogent Technologies, Inc.* ................     16,500                 405,900
Applera Corp. -- Applied Biosystems
  Group ....................................     47,200               1,262,600
AstraZeneca Group PLC (United Kingdom) .....     15,000                 699,755
Barr Laboratories, Inc.* ...................      5,100                 359,091
Cardinal Health, Inc. ......................     85,800               5,920,200
Celgene Corp.* .............................     25,500                 733,125
Covance, Inc.* .............................     55,500               1,257,075
Elan Corp. PLC, ADR (Ireland)* .............     24,100               1,470,100

Issuer                                          Shares                Value
Healthcare -- continued
Enzon, Inc.* ...............................      3,500            $    216,475
Forest Laboratories, Inc.* .................     42,200               2,996,200
Genentech, Inc.* ...........................     45,700               2,518,070
Genzyme Corp.* .............................     95,900               5,651,387
Gilead Sciences, Inc.* .....................     37,100               2,198,175
IDEC Pharmaceuticals Corp.* ................     63,500               4,136,390
ImClone Systems, Inc.* .....................     47,200               2,435,520
IMS Health, Inc. ...........................     59,500               1,695,750
Inhale Therapeutic Systems Co.* ............     18,400                 441,416
Laboratory Corporation of America Holdings*      21,000               1,614,900
McKesson HBOC, Inc. ........................     33,300               1,236,096
Medimmune, Inc.* ...........................     22,300               1,060,142
Millennium Pharmaceuticals, Inc.* ..........     53,000               1,807,300
Myriad Genetics, Inc.* .....................     11,600                 728,944
Ocular Sciences, Inc.* .....................     15,700                 397,053
Professional Detailing, Inc.* ..............      4,500                 409,455
Protein Design Labs, Inc.* .................      4,600                 386,400
Quest Diagnostics, Inc.* ...................     26,200               1,961,070
Serologicals Corp.* ........................     16,600                 353,414
Serono S.A., ADR (Switzerland)* ............     73,600               1,836,320
Specialty Laboratories Inc.* ...............     14,900                 563,965
Techne Corp.* ..............................     18,100                 544,810
Tenet Healthcare Corp.* ....................     40,300               2,079,077
Teva Pharmaceutical Industries Ltd. (Israel)     46,500               2,885,325
Watson Pharmaceuticals, Inc.* ..............     33,900               2,089,596
                                                                   ------------
                                                                   $ 62,701,390
                                                                   ------------
Industrial Goods and Services -- 4.5%
Allied Waste Industries, Inc.* .............     29,700            $    554,796
American Standard Cos., Inc.* ..............     30,400               1,827,040
Capstone Turbine Corp.* ....................     20,800                 457,600
Flowserve Corp.* ...........................     22,600                 694,950
Fluor Corp. ................................     31,800               1,435,770
General Dynamics Corp. .....................     30,900               2,404,329
Global Power Equipment Group, Inc.* ........     33,330                 976,569
Goodrich (B.F.) Co. ........................     26,600               1,010,268
Jacobs Engineering Group, Inc. .............     32,600               2,126,498
Pentair, Inc. ..............................     20,600                 696,280
Textron, Inc. ..............................     12,400                 682,496
United Technologies Corp. ..................     53,600               3,926,736
                                                                   ------------
                                                                   $ 16,793,332
                                                                   ------------
Leisure -- 12.2%
Activision, Inc.* ..........................     42,000            $  1,653,960
AOL Time Warner, Inc.* .....................     49,400               2,618,200
CEC Entertainment, Inc.* ...................     12,500                 616,875
Charter Communications, Inc.* ..............     57,400               1,338,568
Clear Channel Communications, Inc.* ........    106,100               6,652,470
Electronic Arts, Inc.* .....................     29,700               1,709,235
Entercom Communications Corp.* .............     15,600                 836,316
Fox Entertainment Group, Inc.* .............     86,300               2,407,770
General Motors Corp., "H"* .................     26,600                 538,650
GTECH Holdings Corp.* ......................     25,900                 919,709
HarrahOs Entertainment, Inc.* ..............     66,900               2,361,570
Houghton Mifflin Co. .......................      7,600                 455,468
International Game Technology* .............     45,300               2,842,575
Lamar Advertising Co., "A"* ................     12,150                 560,722
Mattel, Inc. ...............................     32,900                 622,468
McGraw-Hill Cos., Inc. .....................     22,300               1,475,145
Midway Games, Inc.* ........................     30,200                 558,700
Radio One, Inc.* ...........................     18,900                 419,202
Reed International PLC (United Kingdom) ....    128,000               1,135,492
Starwood Hotels & Resorts Co. ..............     33,100               1,233,968
Take-Two Interactive Software, Inc.* .......     78,300               1,456,380
T Hq, Inc.* ................................     36,800               2,251,424
Tricon Global Restaurants, Inc.* ...........     44,600               1,957,940


26-MSS

Issuer                                          Shares                Value
Leisure -- continued
Univision Communications, Inc., "A"* .......     18,100            $    774,318
USA Networks, Inc.* ........................     77,200               2,149,248
Viacom, Inc., "B"* .........................     53,900               2,789,325
Westwood One, Inc.* ........................     71,300               2,627,405
WMS Industries, Inc.* ......................     35,600               1,145,252
                                                                   ------------
                                                                   $ 46,108,355
                                                                   ------------
Retail -- 8.8%
Abercrombie & Fitch Co.* ...................     61,400            $  2,732,300
American Eagle Outfitters, Inc.* ...........     51,000               1,874,760
Barnes & Noble, Inc.* ......................     55,800               2,195,730
Bed Bath & Beyond, Inc.* ...................     95,300               2,908,556
Borders Group, Inc.* .......................     28,200                 631,680
Childrens Place Retail Stores, Inc.* .......     15,500                 419,430
Columbia Sportswear Co.* ...................     28,550               1,414,653
Costco Wholesale Corp.* ....................     30,100               1,265,404
CVS Corp. ..................................     68,200               2,632,520
Dollar General Corp. .......................     54,700               1,066,650
Electronics Boutique Holdings Corp.* .......     19,000                 596,790
Fast Retailing Co. (Japan) .................      4,900                 852,823
GalyanOs Trading Co.* ......................     21,230                 433,092
Home Depot, Inc. ...........................     38,500               1,792,175
Jones Apparel Group, Inc.* .................     32,000               1,382,400
Lowe's Cos., Inc. ..........................     92,600               6,718,130
Rental-A-Center, Inc.* .....................      8,300                 445,710
Target Corp. ...............................     42,100               1,456,660
Wal-Mart Stores, Inc. ......................     12,900                 629,520
Williams-Sonoma, Inc.* .....................     43,800               1,700,316
                                                                   ------------
                                                                   $ 33,149,299
                                                                   ------------
Technology -- 28.7%
Adobe Systems, Inc. ........................     54,800            $  2,574,504
Advanced Fibre Communications, Inc.* .......     45,300               1,036,011
Advanced Micro Devices, Inc.* ..............     86,300               2,492,344
Applied Materials, Inc.* ...................     42,000               2,150,400
ASM International N.V. (Netherlands)* ......     65,500               1,296,900
Brocade Communications Systems, Inc.* ......     20,800                 902,720
Brooks Automation, Inc.* ...................     41,300               1,916,320
Cadence Design Systems, Inc.* ..............     22,100                 411,723
Check Point Software Technologies Ltd.
  (Israel)* ................................     28,500               1,453,500
CIENA Corp.* ...............................     25,800                 978,852
Cirrus Logic, Inc.* ........................     79,300               2,014,220
Cisco Systems, Inc.* .......................    128,200               2,480,670
Comverse Technology, Inc.* .................     11,700                 675,558
Dell Computer Corp.* .......................    188,600               5,016,760
Ebay, Inc.* ................................     32,700               2,215,425
Electronics for Imaging, Inc.* .............     26,000                 734,500
EMC Corp.* .................................    101,800               2,957,290
Emulex Corp.* ..............................     30,300               1,182,306
Flextronics International Ltd.* ............     16,700                 445,890
Intergraph Corp.* ..........................     32,600                 497,802
International Business Machines Corp. ......     13,400               1,514,200
Intersil Holding Corp.* ....................     51,700               1,770,725
KLA-Tencor Corp.* ..........................     26,500               1,559,260
Lam Research Corp.* ........................    138,900               4,143,387
Lexmark International Group, Inc.* .........     35,800               2,407,550
LTX Corp.* .................................     86,300               2,192,020
Mattson Technology, Inc.* ..................     23,700                 402,900
Micron Technology, Inc.* ...................    158,400               6,510,240
Microsoft Corp.* ...........................    165,300              11,870,193
Motorola, Inc. .............................     48,000                 794,880
Nanometrics, Inc.* .........................     12,900                 333,465
Nokia Corp., ADR (Finland) .................     82,000               1,807,280
Nortel Networks Corp. (Canada) .............     34,400                 312,696
Novellus Systems, Inc.* ....................     45,900               2,556,171
Oracle Corp.* ..............................    198,700               3,916,377

Issuer                                          Shares                Value
Technology -- continued
Peoplesoft, Inc.* ..........................    111,000            $  5,372,400
Peregrine Systems, Inc.* ...................     25,200                 769,860
QLogic Corp.* ..............................     87,900               5,658,123
QUALCOMM, Inc.* ............................     41,800               2,380,510
Rudolph Technologies, Inc.* ................     12,100                 556,721
Siebel Systems, Inc.* ......................     35,000               1,664,600
Sun Microsystems, Inc.* ....................     46,300                 747,745
Synopsys, Inc.* ............................     36,600               1,734,840
Taiwan Semiconductor Manufacturing Co.
  Ltd., ADR (Taiwan) .......................     48,300                 733,677
Teradyne, Inc.* ............................     50,700               1,678,170
VeriSign, Inc.* ............................     71,200               4,133,160
VERITAS Software Corp.* ....................     99,500               6,705,305
Xilinx, Inc.* ..............................     13,800                 563,040
                                                                   ------------
                                                                   $108,223,190
                                                                   ------------
Transportation -- 0.6%
Canadian National Railway Co. (Canada) .....     23,300            $    943,650
CSX Corp. ..................................     20,700                 750,168
Grupo Aeroportuario del Sureste S.A. de
C.V., ADR (Mexico)* ........................     23,200                 433,840
                                                                   ------------
                                                                   $  2,127,658
                                                                   ------------
Utilities -- 1.1%
Calpine Corp.* .............................     62,500            $  2,362,500
China Unicom Ltd. (Hong Kong)* .............     43,800                 775,260
Sprint Corp. (PCS Group)* ..................     36,200                 874,230
                                                                   ------------
                                                                   $  4,011,990
                                                                   ------------
Other -- 4.8%
Affiliated Computer Services, Inc., "A"* ...     12,700            $    913,257
Apollo Group, Inc.* ........................     22,600                 954,850
Concord EFS, Inc.* .........................     26,000               1,452,100
Corinthian Colleges, Inc.* .................     16,000                 755,520
Education Management Corp.* ................     11,500                 470,810
Electronic Data Systems Corp. ..............     25,500               1,593,750
Hotel Reservations Network, Inc.* ..........     16,900                 828,100
ITT Educational Services, Inc.* ............     26,500               1,192,500
Strayer Education, Inc. ....................     17,900                 876,205
SunGard Data Systems, Inc.* ................     57,100               1,713,571
Tyco International Ltd. (Bermuda) ..........    136,700               7,450,150
                                                                   ------------
                                                                   $ 18,200,813
                                                                   ------------
    Total Stocks (Identified Cost, $341,385,207) ......            $358,116,697
                                                                   ------------
Short-Term Obligations -- 5.9%
                                           Principal Amount
                                             (000 Omitted)
Cargill, Inc., due 7/02/01^ ................    $ 1,685            $  1,684,808
Citigroup, Inc., due 7/02/01 ...............      3,798               3,797,564
Dow Chemical Co., due 7/02/01 ..............      3,434               3,433,604
General Electric Capital Corp., due 7/02/01      10,091              10,089,851
Prudential Funding Corp., due 7/02/01 ......      3,079               3,078,648
                                                                   ------------
    Total Short-Term Obligations, at Amortized Cost ...            $ 22,084,475
                                                                   ------------
Repurchase Agreement -- 2.2%
Merrill Lynch, dated 06/29/01,
due 07/02/01, total to be
received $8,455,874 (secured
by various U.S. Treasury and
Federal Agency obligations in
a jointly traded account), at Cost .........    $ 8,453            $  8,453,000
                                                                   ------------
    Total Investments (Identified Cost, $371,922,682) .            $388,654,172
                                                                   ------------
Other Assets,
  Less Liabilities -- (3.2)% ..........................            $(11,875,850)
                                                                   ------------
    Net Assets -- 100.0% ..............................            $376,778,322
                                                                   ============

           See portfolio footnotes and notes to financial statements.


                                                                          27-MSS

Portfolio of Investments (Unaudited) -- June 30, 2001
Massachusetts Investors Trust Series
Stocks -- 94.6%

Issuer                                          Shares                 Value
U.S. Stocks -- 85.7%
Aerospace -- 2.9%
Boeing Co. .................................    311,900           $   17,341,640
General Dynamics Corp. .....................     82,200                6,395,982
United Technologies Corp. ..................    481,000               35,238,060
                                                                  --------------
                                                                  $   58,975,682
                                                                  --------------
Automotive -- 0.1%
Harley-Davidson, Inc. ......................     63,300           $    2,980,164
                                                                  --------------
Banks & Credit Cos. -- 3.6%
Bank America Corp. .........................    205,000           $   12,306,150
Bank of New York Co., Inc. .................     52,600                2,524,800
Capital One Financial Corp. ................     67,100                4,026,000
Comerica, Inc. .............................    209,300               12,055,680
PNC Financial Services Group Co. ...........    181,800               11,960,622
U.S. Bancorp ...............................    238,100                5,426,299
Wells Fargo Co. ............................    520,100               24,148,243
                                                                  --------------
                                                                  $   72,447,794
                                                                  --------------
Biotechnology -- 2.5%
Abbott Laboratories, Inc. ..................    120,900           $    5,804,409
Guidant Corp.* .............................    574,000               20,664,000
Pharmacia Corp. ............................    543,981               24,995,927
                                                                  --------------
                                                                  $   51,464,336
                                                                  --------------
Business Machines -- 3.5%
Hewlett-Packard Co. ........................     86,600           $    2,476,760
International Business Machines Corp. ......    398,400               45,019,200
Sun Microsystems, Inc.* ....................  1,062,400               17,157,760
Texas Instruments, Inc. ....................    232,700                7,330,050
                                                                  --------------
                                                                  $   71,983,770
                                                                  --------------
Business Services -- 2.5%
Automatic Data Processing, Inc. ............    482,300           $   23,970,310
BEA Systems, Inc.* .........................     28,700                  947,387
Concord EFS, Inc.* .........................     75,100                4,194,335
First Data Corp. ...........................    331,900               21,324,575
VeriSign, Inc.* ............................      8,800                  510,840
                                                                  --------------
                                                                  $   50,947,447
                                                                  --------------
Cellular Phones -- 0.9%
Motorola, Inc. .............................    526,700           $    8,722,152
Sprint Corp. (PCS Group)* ..................    432,600               10,447,290
                                                                  --------------
                                                                  $   19,169,442
                                                                  --------------
Chemicals -- 0.5%
Dow Chemical Co. ...........................     36,800           $    1,223,600
E.I. du Pont de Nemours & Co., Inc. ........     66,500                3,207,960
Praxair, Inc. ..............................    107,400                5,047,800
                                                                  --------------
                                                                  $    9,479,360
                                                                  --------------
Computer Hardware -- Systems -- 0.6%
Compaq Computer Corp. ......................    189,200           $    2,930,708
Dell Computer Corp.* .......................    327,400                8,708,840
                                                                  --------------
                                                                  $   11,639,548
                                                                  --------------
Computer Software -- Personal
Computers -- 2.1%
Microsoft Corp.* ...........................    593,900           $   42,647,959
                                                                  --------------
Computer Software -- Services -- 0.8%
EMC Corp.* .................................    546,100           $   15,864,205
                                                                  --------------
Computer Software -- Systems -- 1.9%
Adobe Systems, Inc. ........................    106,000           $    4,979,880
BMC Software, Inc.* ........................    157,500                3,550,050
Oracle Corp.* ..............................  1,106,200               21,803,202
VERITAS Software Corp.* ....................    117,400                7,911,586
                                                                  --------------
                                                                  $   38,244,718
                                                                  --------------
Conglomerates -- 5.0%
General Electric Co. .......................  1,605,400           $   78,263,250

Issuer                                          Shares                Value
U.S. Stocks -- continued
Conglomerates -- continued
Tyco International Ltd. ....................    419,200           $   22,846,400
                                                                  --------------
                                                                  $  101,109,650
                                                                  --------------
Consumer Goods & Services -- 2.6%
Colgate-Palmolive Co. ......................    231,500           $   13,656,185
Gillette Co. ...............................    138,700                4,020,913
Philip Morris Cos., Inc. ...................    503,720               25,563,790
Procter & Gamble Co. .......................    154,500                9,857,100
                                                                  --------------
                                                                  $   53,097,988
                                                                  --------------
Electronics -- 2.0%
Advanced Micro Devices, Inc.* ..............    136,600           $    3,945,008
Analog Devices, Inc.* ......................    310,400               13,424,800
Flextronics International Ltd.* ............     71,300                1,903,710
Intel Corp. ................................    626,200               18,948,812
Linear Technology Corp. ....................     21,100                  949,500
Xilinx, Inc.* ..............................     14,700                  599,760
                                                                  --------------
                                                                  $   39,771,590
                                                                  --------------
Energy -- 0.2%
Devon Energy Corp. .........................     18,200           $      955,500
Dynegy, Inc. ...............................     56,300                2,617,950
                                                                  --------------
                                                                  $    3,573,450
                                                                  --------------
Entertainment -- 2.7%
AOL Time Warner, Inc.* .....................    290,800           $   15,412,400
Clear Channel Communications, Inc.* ........    177,500               11,129,250
Viacom, Inc., "B"* .........................    533,590               27,613,282
                                                                  --------------
                                                                  $   54,154,932
                                                                  --------------
Financial Institutions -- 8.1%
American Express Co. .......................     88,600           $    3,437,680
Citigroup, Inc. ............................    503,600               26,610,224
Fannie Mae .................................    306,000               26,055,900
FleetBoston Financial Corp. ................     61,800                2,438,010
Freddie Mac Corp. ..........................    895,200               62,664,000
J. P. Morgan Chase & Co. ...................     51,300                2,287,980
Merrill Lynch & Co., Inc. ..................    166,600                9,871,050
Morgan Stanley .............................     35,600                2,286,588
State Street Corp. .........................    592,600               29,327,774
                                                                  --------------
                                                                  $  164,979,206
                                                                  --------------
Food & Beverage Products -- 1.1%
Anheuser-Busch Cos., Inc. ..................    111,400           $    4,589,680
Coca-Cola Co. ..............................     48,800                2,196,000
PepsiCo., Inc. .............................     96,500                4,265,300
Quaker Oats Co. ............................    115,700               10,557,625
                                                                  --------------
                                                                  $   21,608,605
                                                                  --------------
Food Products
Sysco Corp. ................................     37,400           $    1,015,410
                                                                  --------------
Healthcare -- 0.6%
HCA-The Healthcare Co. .....................    276,400           $   12,490,516
                                                                  --------------
Insurance -- 6.1%
AFLAC, Inc. ................................    253,600           $    7,985,864
American International Group, Inc. .........    418,787               36,015,682
CIGNA Corp. ................................    329,500               31,572,690
Hartford Financial Services Group, Inc. ....     86,000                5,882,400
Lincoln National Corp. .....................     59,000                3,053,250
Marsh & McLennan Cos., Inc. ................     35,600                3,595,600
MetLife, Inc. ..............................    226,800                7,026,264
The St. Paul Cos., Inc. ....................    471,600               23,905,404
UnumProvident Corp. ........................    163,700                5,258,044
                                                                  --------------
                                                                  $  124,295,198
                                                                  --------------
Machinery -- 1.2%
Deere & Co., Inc. ..........................    646,900           $   24,485,165
                                                                  --------------
Manufacturing -- 0.4%
Minnesota Mining & Manufacturing Co. .......     47,800           $    5,453,980

28-MITS

Issuer                                          Shares                Value
U.S. Stocks -- continued
Manufacturing -- continued
Rohm & Haas Co. ............................    105,800           $    3,480,820
                                                                  --------------
                                                                  $    8,934,800
                                                                  --------------
Medical & Health Products -- 7.8%
Allergan, Inc. .............................    111,900           $    9,567,450
American Home Products Corp. ...............    610,000               35,648,400
Bristol-Myers Squibb Co. ...................    212,400               11,108,520
Eli Lilly & Co. ............................    410,000               30,340,000
Johnson & Johnson Co. ......................    108,800                5,440,000
Merck & Co., Inc. ..........................     32,400                2,070,684
Pfizer, Inc. ...............................  1,197,925               47,976,896
Schering Plough Corp. ......................    467,700               16,949,448
                                                                  --------------
                                                                  $  159,101,398
                                                                  --------------
Medical & Health Technology Services -- 1.8%
Applera Corp. -- Applied Biosystems Group ..    576,300           $   15,416,025
Cardinal Health, Inc. ......................    179,800               12,406,200
IMS Health, Inc. ...........................    122,300                3,485,550
UnitedHealth Group, Inc.* ..................     84,300                5,205,525
                                                                  --------------
                                                                  $   36,513,300
                                                                  --------------
Metals & Minerals -- 0.9%
Alcoa, Inc. ................................    457,300           $   18,017,620
                                                                  --------------
Oil Services -- 2.5%
Baker Hughes, Inc. .........................    468,600           $   15,698,100
El Paso Corp. ..............................    189,657                9,964,579
Global Marine, Inc.* .......................    127,300                2,371,599
Kerr McGee Corp. ...........................    196,300               13,008,801
Schlumberger Ltd. ..........................    172,400                9,076,860
                                                                  --------------
                                                                  $   50,119,939
                                                                  --------------
Oils -- 5.2%
Apache Corp. ...............................     81,000           $    4,110,750
Chevron Corp. ..............................     84,970                7,689,785
Conoco, Inc. ...............................    839,000               24,247,100
Exxon Mobil Corp. ..........................    708,642               61,899,879
Occidental Petroleum Corp. .................     64,500                1,715,055
Transocean Sedco Forex, Inc. ...............    173,350                7,150,687
                                                                  --------------
                                                                  $  106,813,256
                                                                  --------------
Printing & Publishing -- 1.9%
Gannett Co., Inc. ..........................    265,000           $   17,463,500
New York Times Co. .........................    500,300               21,012,600
                                                                  --------------
                                                                  $   38,476,100
                                                                  --------------
Retail -- 2.0%
CVS Corp. ..................................    602,200           $   23,244,920
Home Depot, Inc. ...........................     45,200                2,104,060
Wal-Mart Stores, Inc. ......................    316,200               15,430,560
                                                                  --------------
                                                                  $   40,779,540
                                                                  --------------
Supermarket -- 3.2%
Kroger Co.* ................................    437,000           $   10,925,000
Safeway, Inc.* .............................  1,114,696               53,505,408
                                                                  --------------
                                                                  $   64,430,408
                                                                  --------------
Telecommunications -- 4.5%
Alltel Corp. ...............................     52,100           $    3,191,646
American Tower Corp., "A"* .................     73,600                1,521,312
AT&T Corp. .................................    369,000                8,118,000
Cabletron Systems, Inc.* ...................    305,700                6,985,245
CIENA Corp.* ...............................     56,816                2,155,599
Cisco Systems, Inc.* .......................    618,200               11,962,170
JDS Uniphase Corp.* ........................    235,600                3,109,920
Qwest Communications International, Inc.* ..    630,500               20,094,035
SBC Communications, Inc. ...................    141,994                5,688,280
Sprint Corp. ...............................    566,800               12,106,848
Verizon Communications .....................    328,500               17,574,750
                                                                  --------------
                                                                  $   92,507,805
                                                                  --------------

Issuer                                          Shares                Value
U.S. Stocks -- continued
Telecommunications & Cable -- 0.1%
Comcast Corp., "A"* ........................     37,900           $    1,644,860
                                                                  --------------
Utilities -- Electric -- 3.0%
AES Corp.* .................................     45,000           $    1,937,250
Calpine Corp.* .............................     69,300                2,619,540
Dominion Resources, Inc. ...................    180,000               10,823,400
Duke Energy Corp. ..........................    272,400               10,626,324
Exelon Corp. ...............................    454,900               29,168,188
NiSource, Inc. .............................    224,300                6,130,119
                                                                  --------------
                                                                  $   61,304,821
                                                                  --------------
Utilities -- Gas -- 0.9%
Enron Corp. ................................    162,800           $    7,977,200
Williams Cos., Inc. ........................    339,600               11,189,820
                                                                  --------------
                                                                  $   19,167,020
                                                                  --------------
    Total U.S. Stocks .................................           $1,744,237,002
                                                                  --------------
Foreign Stocks -- 8.9%
Canada -- 0.5%
BCE, Inc. (Telecommunications) .............     98,200           $    2,582,660
Canadian National Railway Co. (Railroad) ...    181,972                7,369,866
                                                                  --------------
                                                                  $    9,952,526
                                                                  --------------
Finland -- 0.7%
Nokia Corp., ADR (Telecommunications) ......    610,300           $   13,451,012
                                                                  --------------
France -- 1.2%
Sanofi-Synthelabo S.A.
(Medical & Health Products) ................    202,700           $   13,308,875
Total Fina Elf S.A., "B" (Oils) ............     80,600               11,294,225
                                                                  --------------
                                                                  $   24,603,100
                                                                  --------------
Israel -- 0.2%
Check Point Software Technologies Ltd.
(Computer Software -- Services)* ...........     72,300           $    3,687,300
                                                                  --------------
Japan -- 0.1%
Fast Retailing Co. (Retail) ................     16,200           $    2,819,538
                                                                  --------------
Netherlands -- 1.3%
Akzo Nobel N.V. (Chemicals) ................    379,100           $   16,058,674
ING Groep N.V. (Financial Services) ........     89,394                5,846,710
Royal Dutch Petroleum Co. (Oils) ...........     88,200                5,079,671
                                                                  --------------
                                                                  $   26,985,055
                                                                  --------------
Switzerland -- 2.3%
Nestle S.A. (Food & Beverage Products) .....     89,570           $   19,048,959
Novartis AG (Medical & Health Products) ....    572,000               20,715,176
Syngenta AG (Chemicals)* ...................    152,354                8,015,507
                                                                  --------------
                                                                  $   47,779,642
                                                                  --------------
United Kingdom -- 2.6%
BP Amoco PLC, ADR (Oils) ...................    395,222           $   19,701,817
                                                                  --------------
Diageo PLC
(Food & Beverage Products)* ................  1,693,500               18,600,011
Reuters Group PLC, ADR
  (Business Services) ......................    140,900               10,983,155
Vodafone Group PLC
  (Telecommunications)* ....................  1,241,776                2,753,957
                                                                  --------------
                                                                  $   52,038,940
                                                                  --------------
    Total Foreign Stocks ..............................           $  181,317,113
                                                                  --------------
    Total Stocks (Identified Cost, $1,872,281,590) ....           $1,925,554,115
                                                                  --------------
Convertible Preferred Stock -- 0.1%
U.S. Stocks -- 0.1%
TXU Corp. (Identified Cost, $1,995,309) ....     48,200           $    2,355,775
                                                                  --------------


29-MITS

Convertible Bond -- 0.1%

Issuer                                          Shares                Value
U.S. Bonds -- 0.1%
Oils -- 0.1%
Transocean Sedco Forex, Inc., 0s, 2020
  (Identified Cost $1,377,772) .............    $ 2,373           $    1,373,374
                                                                  --------------
Short-Term Obligations -- 3.5%
Cargill, Inc., due 7/02/01^ ................    $ 9,099           $    9,097,961
Citigroup, Inc., due 7/02/01 ...............     21,624               21,621,520
Dow Chemical Co., due 7/02/01 ..............     18,339               18,336,886
General Electric Capital Corp., due 7/02/01       1,914                1,913,782
Prudential Funding Corp., due 7/02/01 ......     12,077               12,075,621
Aig Funding, Inc., due 7/02/01 .............      8,862                8,860,983
                                                                  --------------
    Total Short-Term Obligations, at Amortized Cost ...           $   71,906,753
                                                                  --------------
Repurchase Agreement -- 1.2%
Merrill Lynch, dated 06/29/01,
  due 07/2/01, total to be received
  $24,434,305 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly
  traded account), at Cost .................    $24,426           $   24,426,000
                                                                  --------------
    Total Investments (Identified Cost, $1,971,987,424)           $2,025,616,017
                                                                  --------------
Other Assets,
  Less Liabilities -- 0.5% ............................           $   10,909,742
                                                                  --------------
    Net Assets -- 100.0% ..............................           $2,036,525,759
                                                                  ==============

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments (Unaudited) -- June 30, 2001
Mid Cap Growth Series
Stocks -- 92.7%

Issuer                                          Shares               Value
U.S. Stocks -- 92.7%
Agricultural Products -- 0.6%
AGCO Corp. .................................     46,340            $   424,011
                                                                   -----------
Business Services -- 13.2%
Concord EFS, Inc.* .........................     13,600            $   759,560
Fiserv, Inc.* ..............................     12,400                779,836
Global Payments, Inc.* .....................      5,008                150,741
S1 Corp.* ..................................     95,070              1,232,107
VeriSign, Inc.* ............................    116,440              6,759,342
                                                                   -----------
                                                                   $ 9,681,586
                                                                   -----------
Communication Services -- 1.2%
SBA Communications Corp.* ..................     37,100            $   865,914
                                                                   -----------
Computer Software -- Services -- 11.9%
CheckFree Corp.* ...........................     99,600            $ 3,432,216
Emulex Corp.* ..............................     19,680                767,914
Internet Security Systems, Inc.* ...........     43,050              2,086,203
Netegrity, Inc.* ...........................     22,760                724,906
RSA Security, Inc.* ........................     55,380              1,716,780
                                                                   -----------
                                                                   $ 8,728,019
                                                                   -----------
Computer Software -- Systems -- 17.2%
Adobe Systems, Inc. ........................     43,740            $ 2,054,905
Citrix Systems, Inc.* ......................    138,180              4,836,300
Computer Network Technology Corp.* .........      4,500                 40,860
Comverse Technology, Inc.* .................     30,800              1,778,392
CSG Systems International, Inc.* ...........     38,300              2,269,658
Digex, Inc.* ...............................     18,000                221,760
JNI Corp.* .................................      2,550                 34,170
Rational Software Corp.* ...................     43,100              1,216,713
Siebel Systems, Inc.* ......................      2,200                104,632
                                                                   -----------
                                                                   $12,557,390
                                                                   -----------
Consumer Goods & Services
SportsLine USA, Inc.* ......................        960            $     2,477
                                                                   -----------
Electronics -- 1.2%
Cable Design Technologies Corp.* ...........     16,530            $   267,125
General Motors Corp., "H"* .................     28,700                581,175
                                                                   -----------
                                                                   $   848,300
                                                                   -----------
Energy -- 0.1%
Aquila, Inc. ...............................        800            $    19,720
Reliant Resources, Inc.* ...................      1,910                 47,177
                                                                   -----------
                                                                   $    66,897
                                                                   -----------
Financial Services -- 0.1%
Instinet Group, Inc. .......................      1,730            $    31,573
                                                                   -----------
Food & Beverage Products
Del Monte Foods Co.* .......................        600            $     5,028
                                                                   -----------
Insurance -- 0.3%
Willis Group Holdings Ltd.* ................     10,880            $   193,120
                                                                   -----------
Internet -- 3.1%
Akamai Technologies, Inc.* .................    106,890            $   951,321
CNET Networks, Inc.* .......................     61,991                745,132
Internap Network Services Corp.* ...........    140,020                418,660
Switchboard, Inc.* .........................     13,430                 81,117
Vignette Corp.* ............................      9,970                 87,536
                                                                   -----------
                                                                   $ 2,283,766
                                                                   -----------
Medical & Health Technology Services -- 5.1%
Applera Corp. ..............................     37,800            $ 1,011,150
Arthrocare Corp.* ..........................      5,820                151,378
Cytyc Corp.* ...............................     93,280              2,148,238
Davita, Inc.* ..............................        620                 12,605
Martek Biosciences Corp.* ..................      7,520                202,288
Unilab Corp. ...............................        730                 18,571
VISX, Inc.* ................................     10,800                208,980
                                                                   -----------
                                                                   $ 3,753,210
                                                                   -----------

30-MCGS

Issuer                                          Shares               Value
U.S. Stocks -- continued
Oil Services -- 13.7%
BJ Services Co.* ...........................     11,900            $   337,722
Cooper Cameron Corp.* ......................     22,270              1,242,666
Diamond Offshore Drilling, Inc. ............     37,740              1,247,307
Global Industries, Inc.* ...................     14,930                196,031
Global Marine, Inc.* .......................     86,150              1,604,974
Noble Affiliates, Inc. .....................     34,750              1,228,413
Noble Drilling Corp.* ......................     86,710              2,839,752
Transocean Sedco Forex, Inc. ...............     31,300              1,291,125
                                                                   -----------
                                                                   $ 9,987,990
                                                                   -----------
Oils -- 12.6%
Apache Corp. ...............................     55,170            $ 2,799,878
Devon Energy Corp. .........................     48,000              2,520,000
EOG Resources, Inc. ........................     76,520              2,720,286
Houston Exploration Co.* ...................     21,180                661,875
Newfield Exploration Co.* ..................     15,640                501,418
                                                                   -----------
                                                                   $ 9,203,457
                                                                   -----------
Pharmaceuticals -- 0.1%
IntraBiotics Pharmaceuticals, Inc.* ........     15,190            $    19,291
United Therapeutics Corp.* .................      4,960                 66,216
                                                                   -----------
                                                                   $    85,507
                                                                   -----------
Printing & Publishing -- 1.0%
Scholastic Corp.* ..........................     18,000            $   759,780
                                                                   -----------
Real Estate Investment Trusts
Pinnacle Holdings, Inc.* ...................        790            $     4,306
                                                                   -----------
Telecommunications -- 11.3%
Advanced Fibre Communications, Inc.* .......     44,900            $ 1,026,863
American Tower Corp., "A"* .................     78,310              1,618,668
Aware, Inc.* ...............................      2,290                 19,488
CIENA Corp.* ...............................     33,600              1,274,784
EchoStar Communications Corp.* .............     83,820              2,644,521
ONI Systems Corp.* .........................     46,800              1,274,364
Tekelec Co.* ...............................     15,470                409,181
                                                                   -----------
                                                                   $ 8,267,869
                                                                   -----------
    Total Stocks (Identified Cost, $71,470,580) .......            $67,750,200
                                                                   -----------
Convertible Bond -- 1.8%
                                         Principal Amount
                                          (000 Omitted)
Telecommunications -- 1.8%
EchoStar Communications Corp., 5.75s, 2008
  (Identified Cost $1,309,176) .............     $1,380            $ 1,285,125
                                                                   -----------
Short-Term Obligations -- 3.2%
Barton Capital Corp., due 7/02/01^ .........     $  264            $   263,970
Dow Chemical Co., due 7/02/01 ..............        187                186,978
General Electric Capital Corp., due 7/02/01         396                395,955
New Center Asset Trust, due 7/02/01 ........      1,508              1,507,827
                                                                   -----------
    Total Short-Term Obligations, at Amortized Cost ...            $ 2,354,730
                                                                   -----------
Repurchase Agreement -- 0.2%
Merrill Lynch, dated 6/29/01,
due 7/02/01, total to be received
$163,055 (secured by various U.S.
Treasury and Federal Agency
obligations in a jointly traded
account), at Cost ..........................     $  163            $   163,000
                                                                   -----------
    Total Investments (Identified Cost, $75,297,486) ..            $71,553,055
                                                                   -----------
Other Assets,
  Less Liabilities -- 2.1% ............................            $ 1,565,050
                                                                   -----------
    Net Assets -- 100.0% ..............................            $73,118,105
                                                                   ===========

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments (Unaudited) -- June 30, 2001
Research Series
Stocks -- 98.3%

Issuer                                          Shares                Value
U.S. Stocks -- 91.8%
Aerospace -- 3.8%
Boeing Co. .................................    115,400           $    6,416,240
General Dynamics Corp. .....................    150,100               11,679,281
United Technologies Corp. ..................    280,900               20,578,734
                                                                  --------------
                                                                  $   38,674,255
                                                                  --------------
Apparel & Textiles -- 0.5%
Nike, Inc., "B" ............................    125,600           $    5,273,944
                                                                  --------------
Automotive -- 1.1%
Harley-Davidson, Inc. ......................    243,900           $   11,482,812
                                                                  --------------
Banks & Credit Cos. -- 4.5%
Bank America Corp. .........................    236,100           $   14,173,083
Capital One Financial Corp. ................    134,600                8,076,000
Comerica, Inc. .............................     95,600                5,506,560
PNC Financial Services Group Co. ...........     86,400                5,684,256
SouthTrust Corp. ...........................    129,800                3,374,800
U.S. Bancorp ...............................    395,911                9,022,812
                                                                  --------------
                                                                  $   45,837,511
                                                                  --------------
Biotechnology -- 1.9%
Guidant Corp.* .............................    237,700           $    8,557,200
Pharmacia Corp. ............................    235,020               10,799,169
                                                                  --------------
                                                                  $   19,356,369
                                                                  --------------
Business Machines -- 2.1%
International Business Machines Corp. ......    143,500           $   16,215,500
Sun Microsystems, Inc.* ....................    315,600                5,096,940
                                                                  --------------
                                                                  $   21,312,440
                                                                  --------------
Business Services -- 1.9%
Automatic Data Processing, Inc. ............    194,400           $    9,661,680
Fiserv, Inc.* ..............................     75,100                4,723,039
VeriSign, Inc.* ............................     85,080                4,938,894
                                                                  --------------
                                                                  $   19,323,613
                                                                  --------------
Cellular Phones -- 1.0%
QUALCOMM, Inc.* ............................     76,200           $    4,339,590
Sprint Corp. (PCS Group)* ..................    240,600                5,810,490
                                                                  --------------
                                                                  $   10,150,080
                                                                  --------------
Chemicals -- 0.1%
Praxair, Inc. ..............................     32,000           $    1,504,000
Rohm & Haas Co. ............................      1,400                   46,060
                                                                  --------------
                                                                  $    1,550,060
                                                                  --------------
Communication Services -- 0.5%
SBA Communications Corp.* ..................    198,100           $    4,623,654
                                                                  --------------
Computer Hardware -- Systems -- 0.5%
Dell Computer Corp.* .......................    190,500           $    5,067,300
                                                                  --------------
Computer Software -- Personal
Computers -- 2.2%
Microsoft Corp.* ...........................    311,400           $   22,361,634
                                                                  --------------
Computer Software -- Services -- 1.6%
EMC Corp.* .................................    485,000           $   14,089,250
Micromuse, Inc.* ...........................     64,800                1,822,176
                                                                  --------------
                                                                  $   15,911,426
                                                                  --------------
Computer Software -- Systems -- 3.9%
Comverse Technology, Inc.* .................    184,960           $   10,679,590
Exodus Communications, Inc.* ...............     87,100                  175,942
Extreme Networks, Inc.* ....................    101,800                2,916,570
McDATA Corp.* ..............................     16,976                  338,671
Oracle Corp.* ..............................    613,948               12,100,915
Rational Software Corp.* ...................    156,900                4,429,287
VERITAS Software Corp.* ....................    132,843                8,952,290
                                                                  --------------
                                                                  $   39,593,265
                                                                  --------------
Conglomerate -- 2.2%
General Electric Co. .......................    455,000           $   22,205,625
                                                                  --------------
Consumer Goods & Services -- 0.3%
Gillette Co. ...............................    101,800           $    2,951,182
                                                                  --------------

                                                                           31-RS

Issuer                                          Shares                Value
U.S. Stocks -- continued
Electrical Equipment -- 0.5%
QLogic Corp.* ..............................     77,288           $    4,975,029
                                                                  --------------
Electronics -- 4.7%
Analog Devices, Inc.* ......................    240,366           $   10,395,830
Atmel Corp.* ...............................    697,500                9,067,500
Flextronics International Ltd.* ............    467,566               12,484,012
Intel Corp. ................................    507,900               15,369,054
                                                                  --------------
                                                                  $   47,316,396
                                                                  --------------
Energy -- 1.4%
Dynegy, Inc. ...............................    258,600           $   12,024,900
Equitable Resources, Inc. ..................     52,800                1,758,768
                                                                  --------------
                                                                  $   13,783,668
                                                                  --------------
Entertainment -- 5.2%
AOL Time Warner, Inc.* .....................    230,650           $   12,224,450
Clear Channel Communications, Inc.* ........    228,400               14,320,680
Gemstar-TV Guide International, Inc.* ......     83,700                3,543,858
Viacom, Inc., "B"* .........................    446,631               23,113,154
                                                                  --------------
                                                                  $   53,202,142
                                                                  --------------
Financial Institutions -- 8.0%
Citigroup, Inc. ............................    557,088           $   29,436,530
Fannie Mae .................................    235,200               20,027,280
FleetBoston Financial Corp. ................    219,300                8,651,385
Freddie Mac Corp. ..........................    297,000               20,790,000
Lehman Brothers Holdings, Inc. .............     23,000                1,788,250
                                                                  --------------
                                                                  $   80,693,445
                                                                  --------------
Food & Beverage Products -- 1.3%
Anheuser-Busch Cos., Inc. ..................    101,100           $    4,165,320
Quaker Oats Co. ............................     97,800                8,924,250
                                                                  --------------
                                                                  $   13,089,570
                                                                  --------------
Forest & Paper Products -- 0.1%
Jefferson Smurfit Corp. ....................    466,000           $      876,387
                                                                  --------------
Gas -- 0.1%
Air Products & Chemicals, Inc. .............     33,700           $    1,541,775
                                                                  --------------
Insurance -- 5.0%
AFLAC, Inc. ................................    176,500           $    5,557,985
American International Group, Inc. .........    218,112               18,757,632
CIGNA Corp. ................................    106,000               10,156,920
MetLife, Inc. ..............................    100,400                3,110,392
The St. Paul Cos., Inc. ....................    213,700               10,832,453
UnumProvident Corp. ........................     68,400                2,197,008
                                                                  --------------
                                                                  $   50,612,390
                                                                  --------------
Internet -- 0.1%
Akamai Technologies, Inc.* .................     64,300           $      572,270
XO Communications, Inc.* ...................    143,500                  285,565
                                                                  --------------
                                                                  $      857,835
                                                                  --------------
Machinery -- 1.1%
Deere & Co., Inc. ..........................    288,600           $   10,923,510
                                                                  --------------
Manufacturing -- 0.6%
Minnesota Mining & Manufacturing Co. .......     51,600           $    5,887,560
                                                                  --------------
Medical & Health Products -- 8.3%
American Home Products Corp. ...............    408,100           $   23,849,364
Bristol-Myers Squibb Co. ...................    211,200               11,045,760
Eli Lilly & Co. ............................    360,900               26,706,600
Pfizer, Inc. ...............................    320,600               12,840,030
Schering Plough Corp. ......................    272,100                9,860,904
                                                                  --------------
                                                                  $   84,302,658
                                                                  --------------
Medical & Health Technology Services -- 1.1%
Applera Corp. -- Applied Biosystems Group ..    300,700           $    8,043,725


Issuer                                          Shares                Value
U.S. Stocks -- continued
Medical & Health Technology Services -- continued
Cardinal Health, Inc. ......................     42,700           $    2,946,300
                                                                  --------------
                                                                  $   10,990,025
                                                                  --------------
Metals & Minerals -- 0.7%
Alcoa, Inc. ................................    170,000           $    6,698,000
                                                                  --------------
Oil Services -- 3.5%
El Paso Corp. ..............................    189,354           $    9,948,659
Global Marine, Inc.* .......................    294,600                5,488,398
Grant Pride Co., Inc.* .....................    100,600                1,759,494
Noble Drilling Corp.* ......................    162,800                5,331,700
Santa Fe International Corp. ...............    247,500                7,177,500
Transocean Sedco Forex, Inc. ...............    136,100                5,614,125
                                                                  --------------
                                                                  $   35,319,876
                                                                  --------------
Oils -- 5.7%
Apache Corp. ...............................     60,800           $    3,085,600
Conoco, Inc. ...............................    276,100                7,979,290
Devon Energy Corp. .........................     88,700                4,656,750
EOG Resources, Inc. ........................    124,100                4,411,755
Exxon Mobil Corp. ..........................    429,278               37,497,433
                                                                  --------------
                                                                  $   57,630,828
                                                                  --------------
Retail -- 3.7%
Costco Wholesale Corp.* ....................     83,000           $    3,489,320
CVS Corp. ..................................    480,400               18,543,440
Home Depot, Inc. ...........................    102,000                4,748,100
Lowe's Cos., Inc. ..........................     40,100                2,909,255
Wal-Mart Stores, Inc. ......................    164,300                8,017,840
                                                                  --------------
                                                                  $   37,707,955
                                                                  --------------
Special Products & Services -- 0.6%
SPX Corp.* .................................     50,900           $    6,371,662
                                                                  --------------
Supermarket -- 2.4%
Safeway, Inc.* .............................    518,293           $   24,878,064
                                                                  --------------
Telecommunications -- 6.5%
Allegiance Telecom, Inc.* ..................     74,100           $    1,111,500
Amdocs Ltd.* ...............................     52,900                2,848,665
American Tower Corp., "A"* .................    218,380                4,513,915
AT&T Corp. .................................    296,700                6,527,400
Cabletron Systems, Inc.* ...................    175,930                4,020,000
Charter Communications, Inc.* ..............    167,100                3,896,772
CIENA Corp.* ...............................    106,600                4,044,404
EchoStar Communications Corp.* .............    273,900                8,641,545
Emulex Corp.* ..............................     31,700                1,236,934
Qwest Communications International, Inc.* ..    410,800               13,092,196
Sprint Corp. ...............................    726,300               15,513,768
                                                                  --------------
                                                                  $   65,447,099
                                                                  --------------
Telecommunications & Cable -- 0.8%
Comcast Corp., "A"* ........................    192,100           $    8,337,140
                                                                  --------------
Utilities -- Electric -- 1.7%
AES Corp.* .................................    156,600           $    6,741,630
Calpine Corp.* .............................    176,100                6,656,580
Constellation Energy Group, Inc. ...........     82,800                3,527,280
                                                                  --------------
                                                                  $   16,925,490
                                                                  --------------
Utilities -- Gas -- 0.6%
Enron Corp. ................................    109,200           $    5,350,800
Williams Cos., Inc. ........................     35,300                1,163,135
                                                                  --------------
                                                                  $    6,513,935
                                                                  --------------
    Total U.S. Stocks .................................           $  930,557,609
                                                                  --------------
Foreign Stocks -- 6.5%
Bermuda -- 1.3%
Tyco International Ltd., (Conglomerate) ....    245,024           $   13,353,808
                                                                  --------------


32-RS

Issuer                                          Shares                Value
Foreign Stocks -- continued
Canada -- 0.3%
Nortel Networks Corp.
  (Telecommunications) .....................    400,300           $    3,638,727
                                                                  --------------
France -- 1.4%
Sanofi-Synthelabo S.A.
  (Medical & Health Products) ..............     86,000           $    5,646,587
Total Fina Elf S.A., "B" (Oils) ............     58,400                8,183,409
                                                                  --------------
                                                                  $   13,829,996
                                                                  --------------
Israel -- 0.7%
Check Point Software Technologies Ltd.
(Computer Software -- Services)* ...........    146,500           $    7,471,500
                                                                  --------------
Japan -- 0.3%
Fast Retailing Co. (Retail) ................     16,900           $    2,941,370
                                                                  --------------
Netherlands -- 0.9%
Royal Dutch Petroleum Co. (Oils) ...........    154,700           $    8,909,582
                                                                  --------------
Switzerland -- 1.1%
Novartis AG (Medical & Health Products) ....    142,000           $    5,142,579
Syngenta AG (Chemicals)* ...................    112,900                5,939,789
                                                                  --------------
                                                                  $   11,082,368
                                                                  --------------
United Kingdom -- 0.5%
Vodafone Group PLC (Telecommunications)* ...  2,287,788           $    5,073,758
                                                                  --------------
    Total Foreign Stocks ..............................           $   66,301,109
                                                                  --------------
    Total Stocks (Identified Cost, $1,030,724,695) ....           $  996,858,718
                                                                  --------------
Short-Term Obligations -- 0.6%
                                          Principal Amount
                                           (000 Omitted)
Cargill, Inc., due 7/02/01^ ................     $  812           $      811,907
Citigroup, Inc., due 7/02/01 ...............        639                  638,926
Dow Chemical Co., due 7/02/01 ..............      1,459                1,458,832
General Electric Capital Corp., due 7/02/01       3,286                3,285,626
Prudential Funding Corp., due 7/02/01 ......        274                  273,969
                                                                  --------------
    Total Short-Term Obligations, at Amortized Cost               $    6,469,260
                                                                  --------------
Repurchase Agreement -- 0.1%
Merrill Lynch, dated 06/29/01,
  due 07/02/01, total to be
  received $661,225 (secured
  by various U.S. Treasury &
  Federal Agency obligations
  in a jointly traded
  account), at Cost ........................     $  661           $      661,000
                                                                  --------------
    Total Investments (Identified Cost, $1,037,854,955)           $1,003,988,978
                                                                  --------------
Other Assets,
  Less Liabilities -- 1.0% ............................           $    9,772,562
                                                                  --------------
    Net Assets -- 100.0% ..............................           $1,013,761,540
                                                                  ==============

           See portfolio footnotes and notes to financial statements.


Portfolio of Investments (Unaudited) -- June 30, 2001
Total Return Series
Stocks -- 53.6%


U.S. Stocks -- 47.7%
Aerospace -- 0.4%
Boeing Co. .................................     50,810           $    2,825,036
United Technologies Corp. ..................     54,660                4,004,392
                                                                  --------------
                                                                  $    6,829,428
                                                                  --------------
Apparel & Textiles -- 0.1%
Nike, Inc., B ..............................     66,800           $    2,804,932
                                                                  --------------
Automotive -- 0.7%
Delphi Automotive Systems Corp. ............    475,620           $    7,576,627
Ford Motor Co. .............................     46,861                1,150,437
Visteon Corp. ..............................    231,080                4,247,250
                                                                  --------------
                                                                  $   12,974,314
                                                                  --------------
Banks & Credit Cos. -- 1.9%
Bank America Corp. .........................    266,930           $   16,023,808
PNC Financial Services Group Co. ...........    165,310               10,875,745
U.S. Bancorp ...............................    167,309                3,812,972
Wells Fargo Co. ............................    113,900                5,288,377
                                                                  --------------
                                                                  $   36,000,902
                                                                  --------------
Biotechnology -- 0.1%
Pharmacia Corp. ............................     41,688           $    1,915,564
                                                                  --------------
Business Machines -- 0.5%
International Business Machines Corp. ......     56,490           $    6,383,370
Sun Microsystems, Inc.* ....................    241,900                3,906,685
                                                                  --------------
                                                                  $   10,290,055
                                                                  --------------
Cellular Phones -- 1.6%
Motorola, Inc. .............................    609,530           $   10,093,817
Telephone & Data Systems, Inc. .............    183,295               19,933,331
                                                                  --------------
                                                                  $   30,027,148
                                                                  --------------
Chemicals -- 1.4%
Air Products & Chemicals, Inc. .............    389,750           $   17,831,062
Georgia Gulf Corp. .........................    210,300                3,259,650
Rohm & Haas Co. ............................    174,560                5,743,024
                                                                  --------------
                                                                  $   26,833,736
                                                                  --------------
Computer Hardware -- Systems -- 0.2%
Compaq Computer Corp. ......................    205,400           $    3,181,646
                                                                  --------------
Computer Software -- 0.1%
VeriSign, Inc.* ............................     24,100           $    1,399,005
                                                                  --------------
Computer Software -- Personal
Computers -- 0.7%
Microsoft Corp.* ...........................    181,460           $   13,030,643
                                                                  --------------
Consumer Goods & Services -- 1.2%
Fortune Brands, Inc. .......................    162,800           $    6,245,008
Gillette Co. ...............................    194,000                5,624,060
Kimberly-Clark Corp. .......................     15,500                  866,450
Procter & Gamble Co. .......................    143,130                9,131,694
                                                                  --------------
                                                                  $   21,867,212
                                                                  --------------
Containers -- 0.3%
Owens Illinois, Inc.* ......................    951,400           $    6,450,492
                                                                  --------------
Electronics -- 1.7%
Analog Devices, Inc.* ......................    162,400           $    7,023,800
NiSource, Inc. .............................    776,636               21,225,462
Tektronix, Inc.* ...........................     90,400                2,454,360
Texas Instruments, Inc. ....................     74,820                2,356,830
                                                                  --------------
                                                                  $   33,060,452
                                                                  --------------
Entertainment -- 2.4%
Comcast Corp., A* ..........................    374,050           $   16,233,770
Viacom, Inc., B* ...........................    541,483               28,021,745
Walt Disney Co. ............................     37,280                1,077,019
                                                                  --------------
                                                                  $   45,332,534
                                                                  --------------
Financial Institutions -- 4.4%
Citigroup, Inc. ............................    195,933           $   10,353,100
Fannie Mae .................................      8,630                  734,844

                                                                          33-TRS

Issuer                                          Shares                Value
U.S. Stocks -- continued
Financial Institutions -- continued
FleetBoston Financial Corp. ................    280,480           $   11,064,936
Freddie Mac Corp. ..........................    417,800               29,246,000
J. P. Morgan Chase & Co. ...................    176,380                7,866,548
Merrill Lynch & Co., Inc. ..................    201,300               11,927,025
Morgan Stanley Dean Witter & Co. ...........    184,000               11,818,320
                                                                  --------------
                                                                  $   83,010,773
                                                                  --------------
Food & Beverage Products -- 0.7%
Archer-Daniels-Midland Co. .................    370,805           $    4,820,465
Quaker Oats Co. ............................     93,360                8,519,100
                                                                  --------------
                                                                  $   13,339,565
                                                                  --------------
Gaming -- 1.0%
HarrahOs Entertainment, Inc.* ..............    492,780           $   17,395,134
MGM Mirage, Inc.* ..........................     69,120                2,070,835
                                                                  --------------
                                                                  $   19,465,969
                                                                  --------------
Healthcare -- 0.8%
Community Health Care* .....................     13,800           $      407,100
HCA-The Healthcare Co. .....................    309,040               13,965,518
                                                                  --------------
                                                                  $   14,372,618
                                                                  --------------
Insurance -- 6.2%
Allstate Corp. .............................    464,330           $   20,425,877
American General Corp. .....................     80,000                3,716,000
American International Group, Inc. .........     13,350                1,148,100
Chubb Corp. ................................    108,400                8,393,412
CIGNA Corp. ................................    163,730               15,688,609
Hartford Financial Services Group, Inc. ....    303,240               20,741,616
Jefferson Pilot Corp. ......................    194,610                9,403,555
Lincoln National Corp. .....................     31,000                1,604,250
MetLife, Inc. ..............................    134,630                4,170,837
Nationwide Financial Services, Inc., A .....    185,010                8,075,687
St. Paul Cos., Inc. ........................    491,680               24,923,259
                                                                  --------------
                                                                  $  118,291,202
                                                                  --------------
Machinery -- 1.4%
Deere & Co., Inc. ..........................    452,880           $   17,141,508
Ingersoll Rand Co. .........................     28,120                1,158,544
W.W. Grainger, Inc. ........................    208,700                8,590,092
                                                                  --------------
                                                                  $   26,890,144
                                                                  --------------
Medical & Health Products -- 2.3%
Abbott Laboratories, Inc. ..................    106,860           $    5,130,348
American Home Products Corp. ...............    138,200                8,076,408
Baxter International, Inc. .................     28,680                1,405,320
Bristol-Myers Squibb Co. ...................     59,590                3,116,557
Eli Lilly & Co. ............................     54,080                4,001,920
Guidant Corp* ..............................    259,800                9,352,860
Johnson & Johnson Co. ......................     17,960                  898,000
Schering Plough Corp. ......................    319,870               11,592,089
                                                                  --------------
                                                                  $   43,573,442
                                                                  --------------
Metals & Minerals -- 1.1%
Alcoa, Inc. ................................    474,759           $   18,705,505
Phelps Dodge Corp. .........................     49,730                2,063,795
                                                                  --------------
                                                                  $   20,769,300
                                                                  --------------
Oil Services -- 3.1%
BJ Services Co.* ...........................    120,800           $    3,428,304
Cooper Cameron Corp.* ......................    176,580                9,853,164
Halliburton Co. ............................    244,000                8,686,400
Kerr McGee Corp. ...........................    144,810                9,596,559
Noble Drilling Corp.* ......................    444,600               14,560,650
Schlumberger Ltd. ..........................    240,640               12,669,696
                                                                  --------------
                                                                  $   58,794,773
                                                                  --------------
Oils -- 4.1%
Apache Corp. ...............................    249,620           $   12,668,215
Devon Energy Corp. .........................    396,080               20,794,200


Issuer                                          Shares                Value
U.S. Stocks -- continued
Oils -- continued
Exxon Mobil Corp. ..........................    252,558           $   22,060,941
Occidental Petroleum Corp. .................    710,440               18,890,600
Unocal Corp. ...............................     89,750                3,064,962
                                                                  --------------
                                                                  $   77,478,918
                                                                  --------------
Printing & Publishing -- 0.5%
Gannett Co., Inc. ..........................    102,840           $    6,777,156
New York Times Co. .........................     51,400                2,158,800
                                                                  --------------
                                                                  $    8,935,956
                                                                  --------------
Railroad -- 0.4%
Burlington Northern Santa Fe Railway Co. ...    244,580           $    7,378,979
                                                                  --------------
Real Estate Investment Trusts -- 0.4%
Equity Residential Properties Trust ........    132,910           $    7,516,060
                                                                  --------------
Retail -- 0.3%
CVS Corp. ..................................     90,600           $    3,497,160
Sears, Roebuck & Co. .......................     40,700                1,722,017
                                                                  --------------
                                                                  $    5,219,177
                                                                  --------------
Supermarket -- 1.4%
Kroger Co.* ................................    505,140           $   12,628,500
Safeway, Inc.* .............................    289,450               13,893,600
                                                                  --------------
                                                                  $   26,522,100
                                                                  --------------
Telecom -- Wireline -- 2.7%
Advanced Fibre Communications, Inc.* .......    221,800           $    5,072,566
CenturyTel, Inc. ...........................    135,300                4,099,590
SBC Communications, Inc. ...................    111,846                4,480,551
Sprint Corp. ...............................    829,990               17,728,586
Verizon Communications, Inc ................    385,712               20,635,592
                                                                  --------------
                                                                  $   52,016,885
                                                                  --------------
Utilities -- Electric -- 1.7%
Dominion Resources, Inc. ...................    147,500           $    8,869,175
Duke Energy Corp. ..........................     94,400                3,682,544
Exelon Corp. ...............................    113,140                7,254,537
FPL Group, Inc. ............................     60,480                3,641,501
Pinnacle West Capital Corp. ................    157,500                7,465,500
Progress Energy, Inc. ......................     48,100                2,160,652
                                                                  --------------
                                                                  $   33,073,909
                                                                  --------------
Utilities -- Gas -- 0.9%
National Fuel Gas Co. ......................    217,900           $   11,328,621
Utilicorp United, Inc. .....................     99,700                3,045,835
WGL Holdings, Inc. .........................     59,430                1,611,147
Williams Cos., Inc. ........................     34,300                1,130,185
                                                                  --------------
                                                                  $   17,115,788
                                                                  --------------
Utilities -- Telephone -- 1.5%
Alltel Corp. ...............................    235,810           $   14,445,721
AT&T Corp. .................................    618,850               13,614,700
                                                                  --------------
                                                                  $   28,060,421
                                                                  --------------
    Total U.S. Stocks .................................           $  904,471,242
                                                                  --------------
Foreign Stocks -- 5.4%
Canada -- 0.4%
Alcan, Inc. (Metals & Minerals) ............     80,400           $    3,378,408
Nortel Networks Corp. (Telecom -- Wireline)     544,100                4,945,869
                                                                  --------------
                                                                  $    8,324,277
                                                                  --------------
Finland -- 0.2%
Nokia Corp., ADR (Telecommunications) ......    173,000           $    3,812,920
                                                                  --------------
France -- 0.4%
ALSTOM (Transportation) ....................    261,444           $    7,278,336
                                                                  --------------
Netherlands -- 2.7%
Akzo Nobel N.V. (Chemicals) ................    569,670           $   24,131,218
ING Groep N.V. (Financial Services) ........     45,053                2,946,639
Royal Dutch Petroleum Co., ADR (Oils) ......    418,190               24,367,931
                                                                  --------------
                                                                  $   51,445,788
                                                                  --------------

34-TRS

Issuer                                          Shares                Value
Foreign Stocks -- continued
Switzerland -- 0.8%
Nestle S.A. (Food & Beverage Products)* ....      6,340           $    1,348,335
Novartis AG (Biotechnology) ................    385,240               13,951,599
                                                                  --------------
                                                                  $   15,299,934
                                                                  --------------
United Kingdom -- 0.9%
BP Amoco PLC, ADR (Oils) ...................     80,320           $    4,003,952
Diageo PLC (Food & Beverage Products)* .....  1,174,435               12,899,028
                                                                  --------------
                                                                  $   16,902,980
                                                                  --------------
    Total Foreign Stocks ..............................           $  103,064,235
                                                                  --------------
    Total Stocks (Identified Cost, $943,319,342) ......           $1,016,888,277
                                                                  --------------
Bonds -- 38.3%
                                          Principal Amount
                                           (000 Omitted)
U.S. Bonds -- 37.1%
Aerospace -- 0.4%
Boeing Capital Corp., 7.375s, 2010 .........    $ 2,247           $    2,381,685
Northrop Grumman Corp., 7.125s, 2011## .....      1,984                1,960,569
Northrop Grumman Corp., 7.75s, 2031 ........      3,007                2,983,997
                                                                  --------------
                                                                  $    7,326,251
                                                                  --------------
Automotive -- 0.6%
Daimler- Chrysler, 6.63s, 2001 .............    $ 5,052           $    5,069,732
Daimler- Chrysler, 6.4s, 2006 ..............      6,611                6,558,443
                                                                  --------------
                                                                  $   11,628,175
                                                                  --------------
Banks & Credit Cos. -- 1.4%
Associates Corp., 5.5s, 2004 ...............    $ 3,630           $    3,634,574
Citigroup, Inc., 5.75s, 2006 ...............      2,002                1,982,581
Citigroup, Inc., 7.25s, 2010 ...............      6,189                6,424,491
GS Mortgage Securities Corp. II, 6.06s,
  2030 .....................................      4,805                4,837,956
Midland Cogeneration Venture Corp.,
  10.33s, 2002 .............................      1,199                1,225,485
Socgen Real Estate Co., 7.64s, 2049## ......      6,233                6,113,451
Wells Fargo Bank N.A., 6.45s, 2011 .........      1,625                1,593,280
                                                                  --------------
                                                                  $   25,811,818
                                                                  --------------
Building -- 0.2%
Hanson PLC, 7.875s, 2010 ...................    $ 3,352           $    3,468,080
                                                                  --------------
Cellular Phones -- 0.1%
Telus Corp., 7.5s, 2007 ....................    $ 2,020           $    2,044,462
                                                                  --------------
Chemicals
Chevron Phillips, 7s, 2011 .................    $   766           $      755,575
                                                                  --------------
Corporate Asset-Backed -- 3.9%
American Airlines Pass-Through Trust,
  6.855s, 2010 .............................    $ 1,304           $    1,335,744
Banamex Credit Card Merchant Voucher,
6.25s, 2003## ..............................      1,078                1,089,216
BCF LLC, 7.75s, 2026## .....................        458                  357,594
Bear Stearns Commercial Mortgage
Securities, Inc., 6.8s, 2008 ...............      3,214                3,295,624
Beneficial Home Equity Loan Trust, 4.2s,
  2037 .....................................      3,571                3,554,470
Certificates Funding Corp., 6.716s, 2004 ...      5,994                6,188,985
Chase Commercial Mortgage Securities
  Corp., 6.39s, 2008 .......................      2,480                2,468,139
Chase Commercial Mortgage Securities
  Corp., 7.543s, 2009 ......................        957                1,003,669
Citibank Credit Card Issuance Trust, 6.65s,
  2008 .....................................      4,743                4,722,990


                                          Principal Amount
Issuer                                     (000 Omitted)                Value
U.S. Bonds -- continued
Corporate Asset-Backed -- continued
Commerce 2000, 4.27s, 2002## ...............   $  1,022           $    1,022,214
Commerce 2000, 4.2s, 2011 ..................      2,915                2,915,398
Continental Airlines Pass-Through Trust,
  Inc., 6.648s, 2017 .......................      3,304                3,220,718
Continental Airlines Pass-Through Trust,
  Inc., 7.256s, 2020 .......................      1,802                1,824,335
Criimi Mae CMBS Corp., 6.7s, 2008## ........      1,272                1,220,764
Criimi Mae Commercial Mortgage Trust,
  7s, 2011 .................................      1,630                1,641,368
CWMBS, Inc. Pass-Through Trust, 8s, 2030 ...      5,259                5,481,077
Ford Credit Auto Owner Trust, 6.42s, 2003 ..      1,813                1,844,728
Istar Receivables Trust, 4.389s, 2022 ......        369                  369,104
Jet Equipment Trust, 9.41s, 2010## .........        954                1,041,001
Jet Equipment Trust, 11.44s, 2014## ........      1,200                1,244,496
Jet Equipment Trust, 10.69s, 2015## ........      1,000                1,058,840
Merrill Lynch Mortgage Investors, Inc.,
  8.456s, 2022 .............................      1,264                1,256,643
Northwest Airlines, Inc., 6.81s, 2020 ......        848                  813,335
Residential Accredit Loans, Inc., 6.75s,
  2028 .....................................      6,300                6,258,609
Residential Accredit Loans, Inc., 7s, 2028 .      3,000                3,020,627
Residential Funding Mortgage Securities,
Inc., 7.66s, 2012 ..........................      1,032                1,067,287
Summit Acceptance Auto Investment LLC,
  7.51s, 2007 ..............................      1,600                1,677,500
Time Warner Pass-Through Asset Trust,
  6.1s, 2001## .............................     13,202               13,307,616
                                                                  --------------
                                                                  $   74,302,091
                                                                  --------------
Defense Electronics -- 0.4%
Raytheon Co., 6.45s, 2002 ..................    $ 6,935           $    6,978,482
                                                                  --------------
Energy -- 0.1%
Pemex Project Funding Master Trust,
  9.125s, 2010 .............................    $ 1,562           $    1,653,767
Pure Resources, Inc., 7.125s, 2011## .......        962                  952,812
                                                                  --------------
                                                                  $    2,606,579
                                                                  --------------
Energy -- Independent -- 0.2%
Occidental Petroleum Corp., 6.4s, 2003 .....    $ 2,700           $    2,738,313
Phillips Petroleum Co., 8.5s, 2005 .........      1,251                1,355,896
                                                                  --------------
                                                                  $    4,094,209
                                                                  --------------
Entertainment -- 0.5%
Liberty Media Corp., 8.25s, 2030 ...........    $ 1,696           $    1,458,311
Time Warner, Inc., 10.15s, 2012 ............      5,186                6,300,004
Time Warner, Inc., 6.875s, 2018 ............      1,325                1,250,429
                                                                  --------------
                                                                  $    9,008,744
                                                                  --------------
Financial Institutions -- 2.9%
Ford Motor Credit Co., 6.875s, 2006 ........    $ 9,335           $    9,515,912
Ford Motor Credit Co., 7.875s, 2010 ........      1,700                1,782,722
Ford Motor Credit Co., 7.375s, 2011 ........      6,434                6,518,479
General Motors Acceptance Corp., 5.8s,
  2003 .....................................      6,097                6,167,420
General Motors Acceptance Corp., 7.25s,
  2011 .....................................      3,591                3,646,445
GS Escrow Corp., 6.75s, 2001 ...............      5,982                5,978,770
Household Finance Corp., 7.875s, 2007 ......      4,235                4,536,702
Household Finance Corp., 6.75s, 2011 .......      3,469                3,423,313
Lehman Brothers Holdings Inc., 7.125s,
  2003 .....................................      1,685                1,752,501
Lehman Brothers Holdings Inc., 8.25s,
  2007 .....................................      5,657                6,135,695
Morgan Stanley Group Inc., 6.1s, 2006 ......      5,355                5,344,665
                                                                  --------------
                                                                  $   54,802,624
                                                                  --------------


                                                                          35-TRS

                                          Principal Amount
Issuer                                     (000 Omitted)                Value
U.S. Bonds -- continued
Financial Services -- 0.8%
Countrywide Home Loan, Inc., 6.85s, 2004 ...   $  4,592           $    4,735,316
General Electric Capital Corp., 7.5s, 2005 .      3,643                3,874,148
General Electric Capital Corp., 8.7s, 2007 .      2,250                2,573,327
General Electric Capital Corp., 8.75s, 2007         904                1,034,014
General Electric Capital Corp., 8.85s, 2007       1,325                1,519,417
Morgan (JP) Commercial Mortgage
  Finance Corp., 6.613s, 2030 ..............      1,179                1,187,762
                                                                  --------------
                                                                  $   14,923,984
                                                                  --------------
Food & Beverage Products -- 0.1%
Kellogg Co., 6s, 2006## ....................    $ 2,170           $    2,136,821
Nabisco, Inc., 6.375s, 2005 ................        704                  704,704
                                                                  --------------
                                                                  $    2,841,525
                                                                  --------------
Gaming -- 0.4%
Harrahs Entertainment, 8s, 2011## ..........    $ 1,649           $    1,674,131
Harrahs Operating, Inc., 7.125s, 2007## ....      1,476                1,467,542
MGM Mirage, Inc., 8.5s, 2010 ...............      3,760                3,917,469
                                                                  --------------
                                                                  $    7,059,142
                                                                  --------------
Insurance -- 1.0%
AFLAC, Inc., 6.5s, 2009 ....................    $ 3,482           $    3,396,517
AIG Sunamerica Global Financing II,
  7.6s, 2005## .............................      3,135                3,340,217
AIG Sunamerica Global Financing IV,
  5.85s, 2006## ............................      4,159                4,150,765
Atlantic Mutual Insurance Co., 8.15s,
  2028## ...................................      3,331                2,279,437
Prudential Funding Corp., 6.6s, 2008## .....      3,164                3,140,729
Sunamerica Institutional, 5.75s, 2009 ......      2,804                2,705,860
                                                                  --------------
                                                                  $   19,013,525
                                                                  --------------
Machinery -- 0.2%
Ingersoll Rand Co., 6.25s, 2006 ............    $ 3,105           $    3,112,359
                                                                  --------------
Media -- 0.1%
Chancellor Media Corp., 8.125s, 2007 .......    $   885           $      915,975
CSC Holdings, Inc., 8.125s, 2009 ...........      1,326                1,312,793
                                                                  --------------
                                                                  $    2,228,768
                                                                  --------------
Media -- Cable -- 0.2%
Comcast Cable Commerce Inc., 6.875s,
  2009 .....................................    $ 2,722           $    2,710,881
Comcast Cable Communications, 6.75s,
  2011 .....................................      2,081                2,038,048
                                                                  --------------
                                                                  $    4,748,929
                                                                  --------------
Natural Gas -- Pipeline -- 0.3%
Kinder Morgan Energy Partners, 6.75s,
  2011 .....................................    $   740           $      728,611
Kinder Morgan Energy Partners, 7.4s, 2031 ..      1,861                1,828,228
Texas Gas Transmission Corp., 7.25s, 2027 ..      1,700                1,589,368
Williams Gas Pipelines Central, Inc., 7.375s,
  2006## ...................................      1,087                1,112,914
                                                                  --------------
                                                                  $    5,259,121
                                                                  --------------
Oils -- 0.1%
Anadarko Finance Co., 6.75s, 2011## ........    $ 1,844           $    1,844,443
                                                                  --------------
Pollution Control -- 0.4%
Waste Management Inc., 6.625s, 2002 ........    $ 3,316           $    3,341,765
Waste Management Inc., 7.375s, 2010 ........      3,703                3,708,555
WMX Technologies Inc., 6.375s, 2003 ........        820                  824,247
                                                                  --------------
                                                                  $    7,874,567
                                                                  --------------
Printing & Publishing -- 0.3%
News America Holdings, Inc., 7.3s, 2028 ....    $ 1,559           $    1,396,989
                                                                  --------------
News America Holdings, Inc., 6.703s,
  2034 .....................................      3,822                3,863,201
                                                                  --------------
                                                                  $    5,260,190
                                                                  --------------


                                          Principal Amount
Issuer                                     (000 Omitted)                Value
U.S. Bonds -- continued
Railroad -- 0.6%
Union Pacific Corp., 5.78s, 2001 ...........    $ 1,289           $    1,292,777
Union Pacific Corp., 6.34s, 2003 ...........      2,087                2,129,324
Union Pacific Corp., 5.84s, 2004 ...........      2,752                2,761,742
Union Pacific Corp., 6.65s, 2011 ...........      5,126                5,045,881
                                                                  --------------
                                                                  $   11,229,724
                                                                  --------------
Real Estate -- 0.2%
EOP Operating Ltd., 7.75s, 2007 ............    $ 3,424           $    3,591,639
                                                                  --------------
Retail -- 0.4%
Federated Department Stores, Inc., 8.5s,
  2003 .....................................    $ 4,793           $    5,051,343
K Mart Corp., 9.375s, 2006 .................      2,221                2,165,475
                                                                  --------------
                                                                  $    7,216,818
                                                                  --------------
Supermarket -- 0.3%
Kroger Co., 7.5s, 2031 .....................    $ 4,341           $    4,232,258
Safeway Inc., 7.25s, 2031 ..................      1,817                1,759,492
                                                                  --------------
                                                                  $    5,991,750
                                                                  --------------
Telecommunications -- 0.5%
Qwest Corp., 7.625s, 2003 ..................    $ 3,029           $    3,147,116
TCI Communications Financing III, 9.65s,
  2027 .....................................      6,705                7,316,965
                                                                  --------------
                                                                  $   10,464,081
                                                                  --------------
Telecommunications & Cable -- 0.1%
BELO (AH) Corp., 7.75s, 2027 ...............    $ 2,533           $    2,270,429
                                                                  --------------
Telecom -- Wireless -- 0.2%
American Tower, 5s, 2010## .................    $ 1,000           $      769,500
AT & T Wireless Services Inc., 7.35s, 2006##      2,187                2,234,786
                                                                  --------------
                                                                  $    3,004,286
                                                                  --------------
Telecom -- Wireline -- 1.0%
American Tower Corp., 5s, 2010## ...........    $ 2,870           $    2,238,600
Citizens Communications Co., 8.5s, 2006 ....      1,645                1,677,736
Cox Communications, Inc., 7.75s, 2010 ......        409                  428,419
Cox Communications Inc., 6.75s, 2011 .......      4,000                3,905,720
Sprint Capital Corp., 6.5s, 2001 ...........      4,994                5,026,611
Sprint Capital Corp., 7.125s, 2006 .........      3,998                4,025,466
Telecomunicaciones de Puerto Rico, Inc.,
  6.65s, 2006 ..............................      1,716                1,630,632
                                                                  --------------
                                                                  $   18,933,184
                                                                  --------------
U.S. Government Agencies -- 9.0%
Federal National Mortgage Assn.,
  5.625s, 2004 .............................    $ 8,795           $    8,937,743
Federal National Mortgage Assn.,
  5.722s, 2009 .............................      5,090                4,940,481
Federal National Mortgage Assn.,
  6s, 2005-2031 ............................      8,494                8,365,391
Federal National Mortgage Assn.,
  6.5s, 2016 ...............................     22,560               22,588,975
Federal National Mortgage Assn.,
  6.625s, 2010 .............................      7,945                8,208,138
Federal National Mortgage Assn.,
  7s, 2029 .................................     17,136               17,223,256
Federal National Mortgage Assn.,
  7.5s, 2030 ...............................     16,042               16,375,756
Freddie Mac Corp., 5.25s, 2006 .............      6,655                6,582,194
Government National Mortgage Assn.,
  7s, 2027 .................................      9,348                9,441,244
Government National Mortgage Assn.,
  7.5s, 2024 ...............................     25,800               26,475,790
Government National Mortgage Assn.,
  8s, 2022 .................................     36,538               37,892,824

36-TRS

                                          Principal Amount
Issuer                                     (000 Omitted)                Value
U.S. Bonds -- continued
U.S. Government Agencies -- continued
Student Loan Marketing Assn., 5s, 2004 .....    $ 3,495           $    3,486,612
                                                                  --------------
                                                                  $  170,518,404
                                                                  --------------
U.S. Treasury Obligations -- 6.0%
U.S. Treasury Bonds, 5.375s, 2031 ..........    $11,456           $   10,854,560
U.S. Treasury Bonds, 6.25s, 2030 ...........     11,912               12,617,309
U.S. Treasury Bonds, 9.875s, 2015 ..........     14,456               20,120,873
U.S. Treasury Notes, 4.25s, 2003 ...........     13,737               14,135,592
U.S. Treasury Notes, 4.625s, 2006 ..........     15,684               15,468,345
U.S. Treasury Notes, 5s, 2011 ..............      7,251                7,034,558
U.S. Treasury Notes, 5.5s, 2003 ............      9,206                9,409,453
U.S. Treasury Notes, 5.75s, 2010 ...........      4,542                4,647,147
U.S. Treasury Notes, 6.875s, 2006 ..........     18,385               19,827,119
                                                                  --------------
                                                                  $  114,114,956
                                                                  --------------
Utilities -- Electric -- 3.4%
Allegheny Energy Supply Company, LLC,
  7.8s, 2011## .............................    $ 4,417           $    4,361,920
Cleveland Electric Illuminating Co.,
  7.88s, 2017 ..............................      1,867                1,828,111
Cleveland Electric Illuminating Co.,
  9s, 2023 .................................      1,426                1,445,094
Commonwealth Edison Co., 8.5s, 2022 ........      2,159                2,165,628
Connecticut Light & Power Co.,
  7.875s, 2024 .............................      2,500                2,515,500
Dominion Resources, Inc., 8.125s, 2010 .....      1,992                2,143,233
DTE Energy Co., 7.05s, 2011 ................      1,827                1,846,384
Entergy Mississippi, Inc., 6.2s, 2004 ......      1,620                1,597,628
GGIB Funding Corp., 7.43s, 2011 ............      1,019                1,028,420
Gulf States Utilities Co., 8.25s, 2004 .....        816                  862,324
Midamerican Funding LLC, 6.927s, 2029 ......      3,553                3,116,112
Midland Funding Corp., 10.33s, 2002 ........      1,488                1,521,114
Mirant Americas Generation, Inc., 8.3s,
  2011## ...................................      1,410                1,421,520
Niagara Mohawk Power Corp., 7.25s, 2002 ....      2,358                2,414,842
Niagara Mohawk Power Corp., 7.75s, 2006 ....      5,437                5,657,688
Niagara Mohawk Power Corp., 8.77s, 2018 ....      2,889                2,984,279
Northeast Utilities, 8.58s, 2006 ...........      1,832                1,892,602
NRG Energy, Inc., 8.7s, 2005## .............      1,340                1,415,252
NRG South Central Generating, LLC,
  8.962s, 2016 .............................      1,849                1,969,474
NSTAR Co., 8s, 2010 ........................      1,715                1,813,081
PNPP II Funding Corp., 9.12s, 2016 .........      1,795                1,935,979
Progress Energy Inc., 7.1s, 2011 ...........      1,191                1,204,161
PSEG Power LLC, 7.75s, 2011## ..............      4,894                5,042,469
PSEG Power LLC, 8.625s, 2031## .............      2,310                2,483,527
Salton Sea Funding Corp., 7.84s, 2010 ......      2,325                2,056,928
Salton Sea Funding Corp., 8.3s, 2011 .......        399                  358,942
Texas Utilities Co., 5.94s, 2001 ...........      1,472                1,477,652
Toledo Edison Co., 7.875s, 2004 ............      1,725                1,810,163
TXU Eastern Funding Co., 6.15s, 2002 .......      1,094                1,100,389
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017 ..............................      2,950                2,948,508
                                                                  --------------
                                                                  $   64,418,924
                                                                  --------------
Utilities -- Gas -- 0.8%
Coastal Corp., 6.2s, 2004 ..................    $ 4,446           $    4,433,862
Enron Corp., 7.875s, 2003 ..................      1,404                1,466,211
Nisource Finance Corp., 5.75s, 2003 ........      1,948                1,957,915
Nisource Finance Corp., 7.875s, 2010 .......      5,989                6,303,962
Utilicorp United, Inc., 7s, 2004 ...........      1,012                1,022,859
                                                                  --------------
                                                                  $   15,184,809
                                                                  --------------
    Total U.S. Bonds ..................................           $  703,932,647
                                                                  --------------


                                          Principal Amount
Issuer                                     (000 Omitted)                Value
Foreign Bonds -- 1.2%
Canada -- 0.7%
AT&T Canada, Inc., 0s to 2003, 9.95s to
  2008 (Telecommunications) ................    $   639           $      555,527
Gulf Canada Resources Ltd.,
  8.35s, 2006 (Oils) .......................      1,028                1,127,767
Gulf Canada Resources Ltd., 7.125s,
  2011 (Oils) ..............................      4,091                4,212,176
Hydro Quebec, 6.3s, 2011
  (Utilities -- Electric) ..................      4,309                4,239,496
Quebec Province Canada, 5.5s, 2006 .........      3,393                3,340,442
                                                                  --------------
                                                                  $   13,475,408
                                                                  --------------
France -- 0.1%
France Telecom S.A., 5.1495, 2003
  (Telecom-Wireline)## .....................    $ 2,151           $    2,176,034
                                                                  --------------
Italy -- 0.2%
Unicredito Italiano Capital Trust,
  (Banks & Credit Cos.)## ..................    $ 3,018           $    3,264,601
                                                                  --------------
Mexico -- 0.1%
United Mexican States, 8.375s, 2011 ........    $ 2,485           $    2,499,910
                                                                  --------------
Norway -- 0.1%
Union Bank of Norway, 7.35s,
  2049 (Banks & Credit Cos.)## .............    $   727           $      741,889
                                                                  --------------
    Total Foreign Bonds ...............................           $   22,157,842
                                                                  --------------
    Total Bonds (Identified Cost, $721,667,638) .......           $  726,090,489
                                                                  --------------
Convertible Preferred Stocks -- 0.6%
                                               Shares
U.S. Stocks -- 0.6%
Consumer Goods & Services
Owens-Illinois, Inc., 4.75% ................     16,800           $      238,560
                                                                  --------------
Telecom -- Wireline -- 0.3%
Cox Communications, Inc., 7.75% ............     83,600           $    4,777,740
                                                                  --------------
Utilities -- Electric -- 0.3%
NiSource, Inc., 7.75% ......................     77,900           $    3,831,901
TXU Corp., 9.25% ...........................     41,500                2,147,625
                                                                  --------------
                                                                  $    5,979,526
                                                                  --------------
    Total U.S. Stocks .................................           $   10,995,826
                                                                  --------------
    Total Convertible Preferred Stocks
      (Identified Cost, $11,241,635) ..................           $   10,995,826
                                                                  --------------
Convertible Bond
                                          Principal Amount
                                           (000 Omitted)
U.S. Bonds
Business Services
Loews Corp., 3.125s, 2007
(Identified Cost, $555,101) ................    $   630           $      537,075
                                                                  --------------
Short-Term Obligations -- 6.6%
AIG Funding, Inc., due 7/02/01 .............    $ 1,335           $    1,334,847
Barton Capital Corp., due 7/02/01^ .........     15,147               15,145,254
Cargill, Inc., due 7/02/01^ ................      7,169                7,168,181
Citigroup, Inc., due 7/02/01-D 7/06/01 .....     24,476               24,464,627
Dow Chemical Co., due 7/02/01 ..............      8,470                8,469,023
Federal Home Loan Mortgage Corp.,
  due 7/13/01 ..............................      2,500                2,496,700
General Electric Capital Corp.,
  due 7/02/01 ..............................     19,220               19,217,811
New Center Asset Trust, due 7/02/01 ........     45,233               45,227,811
Prudential Funding Corp., due 7/02/01 ......      1,868                1,867,787
                                                                  --------------
    Total Short-Term Obligations, at Amortized Cost ...           $  125,392,041
                                                                  --------------


                                                                          37-TRS

Repurchase Agreement -- 0.2%
                                          Principal Amount
Issuer                                     (000 Omitted)                Value
Merrill Lynch, dated 6/29/01, due
  7/02/01, total to be received
  $3,735,270 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost ........................    $ 3,734           $    3,734,000
                                                                  --------------
    Total Investments (Identified Cost, $1,805,909,757)           $1,883,637,708
                                                                  --------------
Other Assets,
  Less Liabilities -- 0.7% ............................           $   13,766,540
                                                                  --------------
    Net Assets -- 100.0% ..............................           $1,897,404,248
                                                                  ==============

           See portfolio footnotes and notes to financial statements.


Portfolio of Investments (Unaudited) -- June 30, 2001
Utilities Series
Stocks -- 70.0%

Issuer                                          Shares                Value
U.S. Stocks -- 60.2%
Business Services -- 0.6%
Nextel Partners, Inc.* .....................    236,900            $  3,660,105
                                                                   ------------
Cellular Phones -- 2.2%
Sprint Corp. (PCS Group)* ..................    274,400            $  6,626,760
Western Wireless Corp.* ....................    159,300               6,698,565
                                                                   ------------
                                                                   $ 13,325,325
                                                                   ------------
Electronics -- 0.6%
General Motors Corp., "H"* .................    175,800            $  3,559,950
                                                                   ------------
Energy -- 3.6%
Dynegy, Inc. ...............................    260,300            $ 12,103,950
Energy East Corp. ..........................    435,300               9,102,123
                                                                   ------------
                                                                   $ 21,206,073
                                                                   ------------
Entertainment -- 1.1%
Viacom, Inc., B* ...........................    131,100            $  6,784,425
                                                                   ------------
Natural Gas -- Pipeline -- 5.0%
El Paso Corp. ..............................    393,238            $ 20,660,725
Equitable Resources, Inc. ..................     44,100               1,468,971
Kinder Morgan Management LLC ...............    115,900               7,939,150
                                                                   ------------
                                                                   $ 30,068,846
                                                                   ------------
Oils -- 1.1%
Apache Corp. ...............................     76,000            $  3,857,000
Devon Energy Corp. .........................     45,800               2,404,500
                                                                   ------------
                                                                   $  6,261,500
                                                                   ------------
Telecommunications -- 12.1%
Allegiance Telecom, Inc.* ..................    241,350            $  3,620,250
Alltel Corp. ...............................     43,400               2,658,684
AT&T Corp. .................................    257,800               5,671,600
BroadWing, Inc.* ...........................    318,767               7,793,853
Charter Communications, Inc.* ..............    417,700               9,740,764
McLeodUSA, Inc., A* ........................    480,800               2,110,712
Metromedia Fiber Network, Inc., A* .........    190,584                 373,545
NTL, Inc.* .................................    181,070               2,181,893
Qwest Communications International, Inc.* ..    582,600              18,567,462
SBC Communications, Inc. ...................    134,957               5,406,377
Verizon Communications, Inc. ...............    217,350              11,628,225
Williams Communications Group, Inc.* .......    338,010                 997,130
Winstar Communications, Inc.* ..............    153,150                   7,045
XO Communications, Inc.* ...................    511,100               1,017,089
                                                                   ------------
                                                                   $ 71,774,629
                                                                   ------------
Telecommunications & Cable -- 1.1%
Comcast Corp., A* ..........................    154,400            $  6,700,960
                                                                   ------------
Telecom -- Wireless -- 0.4%
AT&T Wireless Services, Inc. ...............    151,600            $  2,478,660
                                                                   ------------
Telecom -- Wireline -- 0.8%
Adelphia Communications Corp., A* ..........     68,000            $  2,828,800
EchoStar Communications Corp.* .............     61,800               1,949,790
                                                                   ------------
                                                                   $  4,778,590
                                                                   ------------
Utilities -- Electric -- 22.4%
AES Corp.* .................................    196,300            $  8,450,715
Aquila Inc. ................................    221,700               5,464,905
Atmos Energy Corp. .........................    252,800               6,183,488
Calpine Corp.* .............................    391,600              14,802,480
Duke Energy Corp. ..........................     40,900               1,595,509
El Paso Electric Co.* ......................     49,500                 791,505
Entergy Corp. ..............................    263,100              10,100,409
Exelon Corp. ...............................    211,900              13,587,028
FirstEnergy Corp. ..........................      7,300                 234,768
Keyspan Corp. ..............................    201,400               7,347,072
Montana Power Co. ..........................    191,300               2,219,080
NiSource, Inc. .............................    418,653              11,441,786
NRG Energy, Inc.* ..........................    266,700               5,888,736
Orion Power Holdings, Inc.* ................    310,300               7,388,243


38-UTS

Issuer                                          Shares              Value
U.S. Stocks -- continued
Utilities -- Electric -- continued
Pinnacle West Capital Corp. ................    195,300            $  9,257,220
PPL Corp. ..................................    138,000               7,590,000
Public Service Co. of New Mexico ...........    155,000               4,975,500
Public Service Enterprise Group ............    230,900              11,291,010
Reliant Energy, Inc. .......................    140,000               4,509,400
                                                                   ------------
                                                                   $133,118,854
                                                                   ------------
Utilities -- Gas -- 8.6%
AGL Resources, Inc. ........................     38,500            $    914,375
Energen Corp. ..............................    129,200               3,565,920
Enron Corp. ................................    280,900              13,764,100
Kinder Morgan, Inc. ........................     59,600               2,994,900
MDU Resources Group, Inc. ..................    163,400               5,169,976
National Fuel Gas Co. ......................     49,900               2,594,301
NICOR, Inc. ................................    224,600               8,754,908
Williams Cos., Inc. ........................    400,300              13,189,885
                                                                   ------------
                                                                   $ 50,948,365
                                                                   ------------
Utilities -- Telephone -- 0.6%
BellSouth Corp. ............................     93,700            $  3,773,299
                                                                   ------------
    Total U.S. Stocks .................................            $358,439,581
                                                                   ------------
Foreign Stocks -- 9.8%
Bermuda -- 0.6%
Global Crossing Ltd.
  (Telecommunications)* ....................    389,800            $  3,367,872
                                                                   ------------
Canada -- 0.7%
Alberta Energy Ltd. (Energy) ...............     12,100            $    498,484
BCE, Inc. (Telecommunications) .............    140,100               3,684,630
                                                                   ------------
                                                                   $  4,183,114
                                                                   ------------
China -- 1.4%
China Mobile (Hong Kong) Ltd.
  (Telecommunications)* ....................  1,360,000            $  7,166,705
                                                                   ------------
China Mobile (Hong Kong) Ltd., ADR
  (Telecommunications)* ....................     52,500               1,406,475
                                                                   ------------
                                                                   $  8,573,180
                                                                   ------------
Hungary -- 0.4%
Magyar Tavkozlesi Rt., ADR
  (Telecommunications)* ....................    141,100            $  2,109,445
                                                                   ------------
Israel -- 0.6%
Partner Communications Co. Ltd., ADR
  (Cellular Phones)* .......................    747,750            $  3,589,200
                                                                   ------------
Japan -- 0.4%
Tokyo Gas Co. Ltd. (Gas) ...................    869,000            $  2,641,570
                                                                   ------------
Netherlands -- 0.4%
Completel Europe N.V.
  (Telecommunications)* ....................    161,450            $    402,135
Completel Europe N.V.
  (Telecommunications)* ....................     36,880                  84,824
Libertel N.V. (Cellular Phones)* ...........    211,000               1,868,033
                                                                   ------------
                                                                   $  2,354,992
                                                                   ------------
South Korea -- 0.4%
Korea Telecom Corp.
  (Telecommunications)* ....................    120,510            $  2,648,810
                                                                   ------------
Spain -- 3.2%
Endesa S.A., ADR (Utilities -- Electric) ...    159,800            $  2,550,607
Iberdrola S.A. (Utilities -- Electric) .....    359,000               4,607,793
Telefonica de Espana S.A., ADR
  (Telecommunications) .....................    132,790               4,945,100
Union Electrica Fenosa S.A.
  (Utilities -- Electric) ..................    361,100               6,745,621
                                                                   ------------
                                                                   $ 18,849,121
                                                                   ------------


Issuer                                          Shares                Value
Foreign Stocks -- continued
Sweden -- 0.1%
Song Networks Holding AB
  (Telecommunications)* ....................    135,180            $    281,055
                                                                   ------------
United Kingdom -- 1.6%
COLT Telecom Group PLC, ADR
  (Telecommunications)* ....................     11,200            $    309,120
Vodafone Group PLC
  (Telecommunications)* ....................  3,934,660               8,726,120
Vodafone Group PLC, ADR
  (Telecommunications) .....................     19,700                 440,295
                                                                   ------------
                                                                   $  9,475,535
                                                                   ------------
    Total Foreign Stocks ..............................            $ 58,073,894
                                                                   ------------
    Total Stocks (Identified Cost, $459,718,468) ......            $416,513,475
                                                                   ------------
Bonds -- 16.8%
                                          Principal Amount
                                           (000 Omitted)
U.S. Bonds -- 16.4%
Advertising & Broadcasting -- 0.5%
Liberty Media Corp., 3.25s, 2031 ...........     $2,490            $  2,791,913
                                                                   ------------
Aerospace -- 0.1%
Northrop Grumman Corp., 7.75s, 2031 ........     $  340            $    337,399
                                                                   ------------
Automotive -- 0.1%
DaimlerChrysler NA Holding, 6.4s, 2006 .....     $  847            $    840,266
                                                                   ------------
Banks & Credit Cos. -- 0.2%
Beaver Valley Funding Corp. II, 9s, 2017 ...     $   65            $     68,834
GS Escrow Corp., 7s, 2003 ..................        486                 485,631
Midamerican Funding LLC, 6.927s, 2029 ......        280                 245,571
Midland Funding Corp., 10.33s, 2002 ........        258                 263,439
                                                                   ------------
                                                                   $  1,063,475
                                                                   ------------
Defense Electronics -- 0.1%
Raytheon Co., 7.9s, 2003 ...................     $  831            $    854,368
                                                                   ------------
Energy -- 0.4%
PSE&G Power LLC, 7.75s, 2011 ...............     $  848            $    873,726
PSE&G Transitions Funding LLC,
  5.74s, 2007 ..............................        865                 876,285
PSE&G Transitions Funding LLC,
  5.98s, 2008 ..............................        340                 346,586
                                                                   ------------
                                                                   $  2,096,597
                                                                   ------------
Financial Institutions -- 0.2%
Countrywide Funding Corp., 5.25s, 2004 .....     $  813            $    810,059
Salton Sea Funding Corp., 7.84s, 2010 ......        500                 442,350
                                                                   ------------
                                                                   $  1,252,409
                                                                   ------------
Media -- 0.1%
CSC Holdings, Inc., 8.125s, 2009 ...........     $  710            $    702,928
                                                                   ------------
Medical & Health Technology Services -- 0.1%
HCA Healthcare Co., 7.125s, 2006 ...........     $  424            $    418,700
Tenet Healthcare Corp., 8s, 2005 ...........        230                 236,038
                                                                   ------------
                                                                   $    654,738
                                                                   ------------
Natural Gas -- Pipeline -- 0.2%
Kinder Morgan Energy Partners LP,
  6.75s, 2011 ..............................     $  982            $    966,887
                                                                   ------------
Pollution Control -- 0.2%
Waste Management, Inc., 7.375s, 2010 .......     $  649            $    649,973
WMX Technologies, Inc., 6.375s, 2003 .......        676                 679,502
                                                                   ------------
                                                                   $  1,329,475
                                                                   ------------
Telecommunications -- 0.5%
Intermedia Communications, Inc.,
  12.25s, 2009 .............................     $3,075            $  2,275,500
Sprint Spectrum LP, 11s, 2006 ..............        372                 394,729

                                                                        39-UTS

                                          Principal Amount
Issuer                                     (000 Omitted)              Value
U.S. Bonds -- continued
Telecommunications -- continued
Telecomunicaciones de Puerto Rico, Inc.,
  6.65s, 2006 ..............................    $    72            $     68,418
Telecomunicaciones de Puerto Rico, Inc.,
  6.8s, 2009 ...............................        175                 161,468
TXU Eastern Funding Co., 6.75s, 2009 .......        362                 338,054
                                                                   ------------
                                                                   $  3,238,169
                                                                   ------------
Telecommunications & Cable -- 0.1%
Comcast Cable Commerce, Inc.,
  6.875s, 2009                                  $   731            $    728,014
                                                                   ------------
Telecom -- Wireless
AT& T Wireless Services, Inc., 7.35s, 2006 .    $   213            $    217,654
                                                                   ------------
Telecom -- Wireline -- 0.7%
Adelphia Communications Corp., 6s, 2006 ....    $ 2,020            $  1,956,875
Citizens Communications Co., 8.5s, 2006 ....        552                 562,985
U.S. West Capital Funding, Inc.,
  6.375s, 2008 .............................      1,388               1,330,176
                                                                   ------------
                                                                   $  3,850,036
                                                                   ------------
U.S. Government Agencies -- 2.5%
Federal Home Loan Mortgage Corp.,
  5s, 2004 .................................    $   155            $    155,435
Federal National Mortgage Assn.,
  6.5s, 2099 ...............................      2,100               2,068,059
Federal National Mortgage Assn.,
  6.625s, 2007 .............................      9,653              10,082,848
Federal National Mortgage Assn.,
  7s, 2029 .................................        465                 466,989
Government National Mortgage Assn.,
  7s, 2027 .................................        323                 326,540
Government National Mortgage Assn.,
  7.5s, 2025 ...............................      1,136               1,166,006
Government National Mortgage Assn.,
  8s, 2025 .................................        688                 712,902
                                                                   ------------
                                                                   $ 14,978,779
                                                                   ------------
U.S. Treasury Obligations -- 8.4%
U.S. Treasury Bonds, 0s, 2023 ..............    $ 6,172            $  1,683,413
U.S. Treasury Bonds, 5.375s, 2031 ..........        950                 900,125
U.S. Treasury Bonds, 6.25s, 2030 ...........        539                 570,914
U.S. Treasury Notes, 4.625s, 2006 ..........     10,983              10,831,984
U.S. Treasury Notes, 5s, 2011 ..............      8,029               7,789,334
U.S. Treasury Notes, 5.75s, 2010 ...........     27,306              27,938,134
                                                                   ------------
                                                                   $ 49,713,904
                                                                   ------------
Utilities -- Electric -- 2.0%
Allegheny Energy Supply Co. LLC,
  7.8s, 2011 ...............................    $ 1,042            $  1,029,006
CMS Energy Corp., 8.5s, 2011 ...............        446                 432,830
Detroit Edison Co., 7.5s, 2005 .............        932                 975,088
DTE Energy Co., 6.45s, 2006 ................      1,693               1,703,785
Mirant Americas Generation, Inc.,
  8.3s, 2011 ...............................         55                  55,449
Niagara Mohawk Power Corp.,
  7.75s, 2006 ..............................        565                 587,933
Niagara Mohawk Power Corp.,
  8.77s, 2018 ..............................        351                 362,576
NiSource Finance Corp., 7.625s, 2005 .......      4,279               4,459,574
NRG South Central Generating LLC,
  8.962s, 2016 .............................        172                 183,655
NSTAR Co., 8s, 2010 ........................        557                 588,855
Progress Energy, Inc., 6.75s, 2006 .........      1,195               1,216,498
Progress Energy, Inc., 7.1s, 2011 ..........        404                 408,464
                                                                   ------------
                                                                   $ 12,003,713
                                                                   ------------
    Total U.S. Bonds ..................................            $ 97,620,724
                                                                   ------------


                                          Principal Amount
Issuer                                     (000 Omitted)              Value
Foreign Bonds -- 0.4%
Canada -- 0.2%
Gulf Canada Resources Ltd., 7.125s,
  2011 (Oils) ..............................    $   283            $    291,383
Gulf Canada Resources Ltd., 8.35s,
  2006 (Oils) ..............................        803                 880,931
                                                                   ------------
                                                                   $  1,172,314
                                                                   ------------
Mexico -- 0.1%
United Mexican States, 8.375s, 2011 ........    $   524            $    527,144
                                                                   ------------
Netherlands
Completel Europe N.V., 0s to 2004,
  14s to 2009 (Telecommunications) .........    $   744            $    230,640
                                                                   ------------
Panama -- 0.1%
Republic of Panama, 9.625s, 2011 ...........    $   514            $    520,425
                                                                   ------------
    Total Foreign Bonds ...............................            $  2,450,523
                                                                   ------------
    Total Bonds (Identified Cost, $99,832,854) ........            $100,071,247
                                                                   ------------
Convertible Preferred Stocks -- 6.1%
                                               Shares
U.S. Stocks -- 5.4%
Energy -- Integrated -- 0.2%
PPL Capital Funding Trust I, 7.75% .........     53,700            $  1,363,980
                                                                   ------------
Natural Gas -- Pipeline -- 0.8%
El Paso CGP Co., 6.625% ....................    139,500            $  4,882,500
                                                                   ------------
Telecommunications -- 1.6%
Cox Communications, Inc., 7.00% ............     69,300            $  4,019,400
Cox Communications, Inc., 7.75% ............     65,300               3,731,895
DECS Trust VI, 6.25% .......................     27,700                 199,717
Williams Communications Group, 6.75% .......     94,400               1,298,000
XO Communications, Inc., 6.50% .............     14,500                 197,563
                                                                   ------------
                                                                   $  9,446,575
                                                                   ------------
Utilities -- Electric -- 2.8%
AES Trust III, 6.75% .......................     70,200            $  4,843,800
AES Trust VII, 6.00%## .....................     48,600               2,745,900
Calpine Capital Trust, 5.75% ...............     16,900               2,247,700
CMS Energy Corp., 8.75% ....................    122,900               4,215,470
Duke Energy Corp., 8.25% ...................     59,100               1,515,915
NRG Energy, Inc., 6.50% ....................     38,600                 891,660
                                                                   ------------
                                                                   $ 16,460,445
                                                                   ------------
    Total U.S. Stocks .................................            $ 32,153,500
                                                                   ------------
Foreign Stocks -- 0.7%
Bermuda -- 0.7%
Global Crossing Ltd., 7.00%
  (Telecommunications)## ...................     21,600            $  2,068,200
Global Crossing Ltd., 6.75%
  (Telecommunications) .....................     14,000               1,565,550
Global Crossing Ltd., 7.00%
  (Telecommunications) .....................      9,900                 934,451
                                                                   ------------
                                                                   $  4,568,201
                                                                   ------------
    Total Foreign Stocks ..............................            $  4,568,201
                                                                   ------------
    Total Convertible Preferred Stock
      (Identified Cost, $46,950,358) ..................            $ 36,721,701
                                                                   ------------
Convertible Bonds -- 3.8%
                                          Principal Amount
                                           (000 Omitted)
U.S. Bonds -- 3.8%
Financial Institutions -- 1.3%
ADT Operations, Inc., 0s, 2010 * ...........     $2,498            $  7,437,795
                                                                   ------------
Media -- Cable -- 0.9%
Charter Communications, Inc., 4.75s, 2006 ..     $5,090            $  5,425,431
                                                                   ------------

40-UTS

                                          Principal Amount
Issuer                                     (000 Omitted)              Value
U.S. Bonds -- continued
Telecommunications -- 0.1%
XO Communications, Inc., 5.75s, 2009 .......     $3,300            $    643,500
                                                                   ------------
Telecom -- Wireless -- 0.1%
NTL, Inc., 5.75s, 2009 .....................     $2,510            $    822,025
                                                                   ------------
Telecom -- Wireline -- 1.4%
Adelphia Communications Corp.,
  3.25s, 2021 ..............................     $3,306            $  3,720,969
Echostar Communications Corp.,
  4.875s, 2007 .............................      4,980               4,393,854
                                                                   ------------
                                                                   $  8,114,823
                                                                   ------------
    Total Convertible Bonds
      (Identified Cost, $24,927,815) ..................            $ 22,443,574
                                                                   ------------
Short-Term Obligations -- 2.9%
Barton Capital Corp., due 7/02/01^ .........     $1,474            $  1,473,830
Cargill, Inc., due 7/02/01^ ................        563                 562,935
Citigroup, Inc., due 7/02/01 ...............        445                 444,949
Dow Chemical Co., due 7/02/01 ..............      1,006               1,005,884
Federal Home Loan Mortgage Corp.,
  due 7/13/01 ..............................      2,100               2,097,228
General Electric Capital Corp.,
  due 7/02/01 ..............................      2,257               2,256,743
New Center Asset Trust, due 7/02/01 ........      9,492               9,490,911
                                                                   ------------
Prudential Funding Corp., due 7/02/01 ......        195                 194,978
                                                                   ------------
    Total Short-Term Obligations, at Amortized Cost ...            $ 17,527,458
                                                                   ------------
Repurchase Agreement -- 0.1%
Merrill Lynch, dated 6/29/01, due 7/02/01,
total to be received $443,151 (secured by
various U.S. Treasury and Federal Agency
obligations in a jointly
traded account), at Cost ...................     $  443            $    443,000
                                                                   ------------
    Total Investments (Identified Cost, $649,399,953) .            $593,720,455
                                                                   ------------
Other Assets,
  Less Liabilities -- 0.3% ............................            $  1,554,370
                                                                   ------------
    Net Assets -- 100.0% ..............................            $595,274,825
                                                                   ============

           See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:
* Non-income producing security.
## SEC Rule 144A restriction.
+ Restricted Security.
^ 4 (2) Paper.








                                                                          41-UTS

MFS/Sun Life Series Trust
Statements of Assets and Liabilities (Unaudited) -- June 30, 2001





                                                   Capital           Emerging         Global         Global        Managed
                                                 Appreciation         Growth          Growth  Telecommunications   Sectors
Assets:                                             Series            Series          Series         Series         Series
  Investments --                                --------------    --------------   ------------    ----------    ------------
    Unaffiliated issuers, at cost ............  $1,679,899,375    $1,031,149,055   $369,945,962    $4,758,621    $371,922,682
    Unrealized appreciation (depreciation) ...    (183,079,240)       39,216,264    (29,210,035)     (754,898)     16,731,490
                                                --------------    --------------   ------------    ----------    ------------
        Total investments, at value ..........  $1,496,820,135    $1,070,365,319   $340,735,927    $4,003,723    $388,654,172
  Investments of cash collateral for
    securities loaned, at identified
    cost and value ...........................        --                --           23,635,011       523,898         --
  Cash .......................................           8,020            58,620          2,752           482             217
  Foreign currency, at value
    (identified cost, $0, $69, $705,463,
    $1,301 and $0, respectively) .............        --                      63        696,287         1,294         --
  Net receivable for forward foreign
    currency exchange contracts to sell ......        --                  28,509        --             --              42,876
  Net receivable for forward foreign
    currency exchange contracts subject
    to master netting agreements .............        --                  16,107        --             --              24,560
  Receivable for investments sold ............      25,539,809        17,832,611      5,484,842         8,928       7,155,288
  Receivable for series shares sold ..........         681,236           691,497        124,302        19,631         159,207
  Interest and dividends receivable ..........         493,733           393,494        467,754         1,023         170,787
  Receivable from investment adviser .........        --                --              --             12,307         --
  Other assets ...............................        --                   6,611          3,159        --               4,170
                                                --------------    --------------   ------------    ----------    ------------
        Total assets .........................  $1,523,542,933    $1,089,392,831   $371,150,034    $4,571,286    $396,211,277
                                                ==============    ==============   ============    ==========    ============
Liabilities:
  Net payable for foreign currency
    exchange contracts to purchase ...........  $     --          $        2,821   $    --         $   --        $      4,383
  Payable for investments purchased ..........      13,710,699        13,706,133      3,345,705       311,903      19,155,394
  Payable for series shares reacquired .......         303,177           526,126        171,787           144         227,928
  Collateral for securities loaned, at value .        --                --           23,635,011       523,898         --
  Payable to affiliates --
    Management fee ...........................          60,425            41,417         16,829           198          15,306
    Administrative fee .......................           1,435             1,021            327             3             358
  Accrued expenses and other liabilities .....         100,489            53,017         81,948        12,510          29,586
                                                --------------    --------------   ------------    ----------    ------------
        Total liabilities ....................  $   14,176,225    $   14,330,535   $ 27,251,607    $  848,656    $ 19,432,955
                                                --------------    --------------   ------------    ----------    ------------
          Net assets .........................  $1,509,366,708    $1,075,062,296   $343,898,427    $3,722,630    $376,778,322
                                                ==============    ==============   ============    ==========    ============
Net assets consist of:
  Paid-in capital ............................  $1,854,994,926    $1,246,826,738   $409,951,727    $5,022,486    $481,423,789
  Unrealized appreciation (depreciation)
    on investments and translation of
    assets and liabilities
    in foreign currencies ....................    (183,079,266)       39,256,204    (29,234,847)     (754,965)     16,794,568
  Accumulated net realized loss on
    investments and foreign currency
    transactions .............................    (164,038,535)     (211,637,066)   (37,793,470)     (542,396)   (122,069,779)
  Accumulated undistributed net
    investment income (loss) .................       1,489,583           616,420        975,017        (2,495)        629,744
                                                --------------    --------------   ------------    ----------    ------------
        Total ................................  $1,509,366,708    $1,075,062,296   $343,898,427    $3,722,630    $376,778,322
                                                ==============    ==============   ============    ==========    ============
  Shares of beneficial interest outstanding ..    67,451,980        58,310,826     31,671,789       742,917       18,360,404
                                                  ==========        ==========     ==========       =======       ==========
  Net asset value, offering price and
    redemption price per share (net assets /
    shares of beneficial interest outstanding)     $22.38            $18.44          $10.86          $5.01         $20.52
                                                   ======            ======          ======          =====         ======

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Assets and Liabilities (Unaudited) -- June 30, 2001 -- continued


                                                 Massachusetts      Mid Cap                          Total
                                                Investors Trust     Growth         Research          Return         Utilities
Assets:                                             Series          Series          Series           Series           Series
  Investments --                                --------------    -----------   --------------   --------------    ------------
    Unaffiliated issuers, at cost ............  $1,971,987,424    $75,297,486   $1,037,854,955   $1,805,909,757    $649,399,953
    Unrealized appreciation (depreciation) ...      53,628,593     (3,744,431)     (33,865,977)      77,727,951     (55,679,498)
                                                --------------    -----------   --------------   --------------    ------------
        Total investments, at value ..........  $2,025,616,017    $71,553,055   $1,003,988,978   $1,883,637,708    $593,720,455
  Investments of cash collateral for
    securities loaned, at identified
    cost and value ...........................     256,681,589     11,102,747       26,376,228      207,071,022      39,488,447
  Cash .......................................             709         58,981            3,850           62,889           1,511
  Foreign currency, at value (identified
    cost, $2,336, $0, $0, $29 and
    $0, respectively) ........................           2,139        --               --                    26         --
  Receivable for investments sold ............      24,048,778      1,079,239       10,580,856       34,634,357       9,736,779
  Receivable for series shares sold ..........       2,063,858        745,823          304,983        2,783,576         882,221
  Interest and dividends receivable ..........       1,567,703         11,380          600,332       11,463,317       2,467,160
  Other assets ...............................          17,231        --               --                22,768           1,987
                                                --------------    -----------   --------------   --------------    ------------
        Total assets .........................  $2,309,998,024    $84,551,225   $1,041,855,227   $2,139,675,663    $646,298,560
                                                ==============    ===========   ==============   ==============    ============
Liabilities:
  Payable to custodian .......................  $      --             --        $      --        $      --         $      1,751
  Payable for investments purchased ..........      15,884,230        308,866        1,254,652       33,661,167      11,151,003
  Payable for series shares reacquired .......         708,638             15          352,462        1,379,971         301,300
  Collateral for securities loaned, at value .     256,681,589     11,102,747       26,376,228      207,071,022      39,488,447
  Payable to affiliates --
    Management fee ...........................          62,240          2,893           39,160           67,522          23,035
    Administrative fee .......................           1,941             68              967            1,814             565
  Accrued expenses and other liabilities .....         133,627         18,531           70,218           89,919          57,634
                                                --------------    -----------   --------------   --------------    ------------
        Total liabilities ....................  $  273,472,265    $11,433,120   $   28,093,687   $  242,271,415    $ 51,023,735
                                                --------------    -----------   --------------   --------------    ------------
          Net assets .........................  $2,036,525,759    $73,118,105   $1,013,761,540   $1,897,404,248    $595,274,825
                                                ==============    ===========   ==============   ==============    ============
Net assets consist of:
  Paid-in capital ............................  $2,074,673,823    $77,290,124   $1,102,879,582   $1,749,708,528    $658,793,597
  Unrealized appreciation (depreciation) on
    investments and translation of assets
    and liabilities in foreign currencies ....      53,620,554     (3,744,431)     (33,871,697)      77,719,974     (55,679,910)
  Accumulated undistributed net realized
    gain (loss) on investments and
    foreign currency transactions ............    (101,036,525)      (427,038)     (56,611,976)      39,326,852     (14,719,382)
  Accumulated undistributed net
    investment income (loss) .................       9,267,907           (550)       1,365,631       30,648,894       6,880,520
                                                --------------    -----------   --------------   --------------    ------------
        Total ................................  $2,036,525,759    $73,118,105   $1,013,761,540   $1,897,404,248    $595,274,825
                                                ==============    ===========   ==============   ==============    ============
  Shares of beneficial interest outstanding ..    70,918,405       8,589,208      61,342,519      105,883,215       39,785,659
                                                  ==========       =========      ==========      ===========       ==========
  Net asset value, offering price and
    redemption price per share (net assets /
    shares of beneficial interest outstanding)      $28.72           $8.51          $16.53           $17.92           $14.96
                                                    ======           =====          ======           ======           ======

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Operations (Unaudited) -- Six Months Ended June 30, 2001


                                                   Capital          Emerging          Global          Global          Managed
                                                 Appreciation        Growth           Growth   Telecommunications     Sectors
Net investment income (loss):                      Series            Series           Series          Series          Series
    Income --                                   -------------     -------------    ------------     ---------      -------------
    Interest .................................  $   3,244,748     $   2,006,712    $    240,712     $  11,209      $   1,097,373
    Dividends ................................      4,582,630         2,495,884       2,826,003         2,027          1,255,882
    Income on securities loaned ..............        --                454,193         120,762           933            --
    Foreign taxes withheld ...................        (68,650)          (46,820)       (258,692)          (74)           (11,558)
                                                -------------     -------------    ------------     ---------      -------------
      Total investment income ................  $   7,758,728     $   4,909,969    $  2,928,785     $  14,095      $   2,341,697
                                                -------------     -------------    ------------     ---------      -------------
  Expenses--
    Management fee ...........................  $   5,783,022     $   3,969,152    $  1,656,684     $  13,267      $   1,517,773
    Trustees' compensation ...................         22,836            17,905           5,195            19              7,046
    Administrative fee .......................        140,677           100,011          32,215           232             36,457
    Custodian fee ............................        203,533           143,974         199,267         3,336             73,492
    Printing .................................         41,300            43,717           3,230           150             29,540
    Auditing fees ............................         14,585            15,485          15,135         4,250             24,466
    Legal fees ...............................          4,386             6,751           5,324         7,306              6,381
    Miscellaneous ............................         83,109            65,161          12,942           666             36,761
                                                -------------     -------------    ------------     ---------      -------------
      Total expenses .........................  $   6,293,448     $   4,362,156    $  1,929,992     $  29,226      $   1,731,916
    Fees paid indirectly .....................        (24,383)          (68,607)         (9,855)         (335)           (19,963)
    Reduction of expenses
      by investment adviser ..................        --                --              --            (12,307)           --
                                                -------------     -------------    ------------     ---------      -------------
      Net expenses ...........................  $   6,269,065     $   4,293,549    $  1,920,137     $  16,584      $   1,711,953
                                                -------------     -------------    ------------     ---------      -------------
        Net investment income (loss) .........  $   1,489,663     $     616,420    $  1,008,648     $  (2,489)     $     629,744
                                                -------------     -------------    ------------     ---------      -------------
Realized and unrealized loss on
  investments and foreign currency
  transactions:
  Realized loss (identified cost basis) --
    Investment transactions ..................   (143,733,394)    $(195,206,329)   $(35,334,791)    $(483,001)     $(110,037,943)
    Foreign currency transactions ............        (17,476)         (160,896)       (261,469)         (386)          (110,256)
                                                -------------     -------------    ------------     ---------      -------------
      Net realized loss on investments and
        foreign currency transactions ........  $(143,750,870)    $(195,367,225)   $(35,596,260)    $(483,387)     $(110,148,199)
                                                -------------     -------------    ------------     ---------      -------------
  Change in unrealized appreciation
    (depreciation)--
    Investments ..............................  $(162,496,869)    $(160,883,872)   $(13,184,811)    $(450,118)     $ (32,469,631)
    Translation of assets and liabilities
      in foreign currencies ..................         (4,847)           56,127          13,926           (24)            69,409
                                                -------------     -------------    ------------     ---------      -------------
      Net unrealized loss on investments
        and foreign currency translation .....  $(162,501,716)    $(160,827,745)   $(13,170,885)    $(450,142)     $ (32,400,222)
                                                -------------     -------------    ------------     ---------      -------------
        Net realized and unrealized loss on
          investments and foreign currency ...  $(306,252,586)    $(356,194,970)   $(48,767,145)    $(933,529)     $(142,548,421)
                                                -------------     -------------    ------------     ---------      -------------
          Decrease in net assets from
            operations .......................  $(304,762,923)    $(355,578,550)   $(47,758,497)    $(936,018)     $(141,918,677)
                                                =============     =============    ============     =========      =============

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Operations (Unaudited) -- Six Months Ended
June 30, 2001 -- continued


                                                Massachusetts
                                                  Investors        Mid Cap                           Total
                                                    Trust          Growth          Research          Return          Utilities
Net investment income (loss):                      Series          Series           Series           Series           Series
  Income --                                     -------------    -----------    -------------     ------------     ------------
    Interest .................................  $   2,721,032    $   175,438    $     882,574     $ 27,231,651     $  4,007,958
    Dividends ................................     12,852,034         25,249        4,586,520        9,950,480        5,354,761
    Income on securities loaned ..............        266,142         14,364           91,350          143,402          111,183
    Foreign taxes withheld ...................       (232,882)        --              (59,803)        (204,574)         (49,439)
                                                -------------    -----------    -------------     ------------     ------------
      Total investment income ................  $  15,606,326    $   215,051    $   5,500,641     $ 37,120,959     $  9,424,463
                                                -------------    -----------    -------------     ------------     ------------
  Expenses --
    Management fee ...........................  $   5,759,964    $   183,849    $   3,771,497     $  6,032,994     $  2,191,925
    Trustees' compensation ...................         28,507            330           15,239           23,193            7,835
    Administrative fee .......................        180,762          4,291           94,887          161,865           53,934
    Custodian fee ............................        318,543         11,031          187,159          240,605          116,607
    Printing .................................         33,635          2,332           37,712           34,556           14,186
    Auditing fees ............................         14,985          4,250           15,135           19,435           14,985
    Legal fees ...............................          6,293          6,623            5,714            5,916            6,615
    Miscellaneous ............................         68,876          3,770           41,950           45,535           13,376
                                                -------------    -----------    -------------     ------------     ------------
      Total expenses .........................  $   6,411,565    $   216,476    $   4,169,293     $  6,564,099     $  2,419,463
    Fees paid indirectly .....................        (80,549)          (904)         (34,341)         (17,937)          (3,835)
                                                -------------    -----------    -------------     ------------     ------------
      Net expenses ...........................  $   6,331,016    $   215,572    $   4,134,952     $  6,546,162     $  2,415,628
                                                -------------    -----------    -------------     ------------     ------------
        Net investment income (loss) .........  $   9,275,310    $      (521)   $   1,365,689     $ 30,574,797     $  7,008,835
                                                -------------    -----------    -------------     ------------     ------------
Realized and unrealized gain (loss)
  on investments and foreign currency
  transactions:
  Realized gain (loss) (identified
    cost basis) --
    Investment transactions ..................  $ (90,616,189)   $  (212,601)   $ (55,272,319)    $ 43,872,888     $(13,753,397)
    Foreign currency transactions ............        (95,489)           401           (8,346)          (8,408)         (16,344)
                                                -------------    -----------    -------------     ------------     ------------
      Net realized gain (loss) on
        investments and foreign
        currency transactions ................  $(90,711,678)    $  (212,200)   $ (55,280,665)    $ 43,864,480      (13,769,741)
                                                -------------    -----------    -------------     ------------     ------------
Change in unrealized appreciation
  (depreciation)--
  Investments ................................  $(149,362,867)   $(2,420,332)   $(104,188,274)    $(68,191,307)    $(59,885,432)
  Translation of assets and liabilities
    in foreign currencies ....................          7,353        --                 7,015           (5,649)          (1,483)
                                                -------------    -----------    -------------     ------------     ------------
    Net unrealized loss on investments
      and foreign currency translation .......  $(149,355,514)   $(2,420,332)   $(104,181,259)    $(68,196,956)    $(59,886,915)
                                                -------------    -----------    -------------     ------------     ------------
      Net realized and unrealized loss on
        investments and foreign currency .....  $(240,067,192)   $(2,632,532)   $(159,461,924)    $(24,332,476)    $(73,656,656)
                                                -------------    -----------    -------------     ------------     ------------
        Increase (decrease) in net
          assets from operations .............  $(230,791,882)   $(2,633,053)   $(158,096,235)    $  6,242,321     $(66,647,821)
                                                =============    ===========    =============     ============     ============

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets (Unaudited) -- Six Months Ended
June 30, 2001


                                                   Capital           Emerging           Global           Global          Managed
                                                 Appreciation         Growth            Growth     Telecommunications    Sectors
Increase (decrease) in net assets:                  Series            Series            Series           Series          Series
From operations --                              --------------     --------------   --------------   --------------   -------------
  Net investment income (loss) ...............  $    1,489,663     $      616,420   $    1,008,648   $       (2,489)  $     629,744
  Net realized loss on investments and
    foreign currency transactions ............    (143,750,870)      (195,367,225)     (35,596,260)        (483,387)   (110,148,199)
  Net unrealized loss on investments and
    foreign currency translation .............    (162,501,716)      (160,827,745)     (13,170,885)        (450,142)    (32,400,222)
                                                --------------     --------------   --------------   --------------   -------------
    Decrease in net assets from operations ...  $ (304,762,923)    $ (355,578,550)  $  (47,758,497)  $     (936,018)  $(141,918,677)
                                                --------------     --------------   --------------   --------------   -------------
Distributions declared to shareholders --
  From net investment income .................  $   (5,201,986)    $      --        $   (2,335,694)  $       (1,648)  $     --
  From net realized gain on investments
    and foreign currency transactions ........    (555,301,275)      (185,793,862)    (118,448,092)         --          (65,912,219)
                                                --------------     --------------   --------------   --------------   -------------
    Total distributions declared to
      shareholders ...........................  $ (560,503,261)    $ (185,793,862)  $ (120,783,786)  $       (1,648)    (65,912,219)
                                                --------------     --------------   --------------   --------------   -------------
Net increase in net assets from series
  share transactions .........................  $  561,566,954     $  194,681,788   $   99,893,977   $    3,112,907   $  25,023,638
                                                --------------     --------------   --------------   --------------   -------------
      Total increase (decrease) in net assets   $ (303,699,230)    $ (346,690,624)  $  (68,648,306)  $    2,175,241   $(182,807,258)
Net assets --
  At beginning of period .....................   1,813,065,938      1,421,752,920      412,546,733        1,547,389     559,585,580
                                                --------------     --------------   --------------   --------------   -------------
  At end of period ...........................  $1,509,366,708     $1,075,062,296   $  343,898,427   $    3,722,630   $ 376,778,322
                                                ==============     ==============   ==============   ==============   =============
Accumulated undistributed net investment
  income (loss) included in net assets
  at end of period ...........................  $    1,489,583     $      616,420   $      975,017   $       (2,495)  $     629,744
                                                ==============     ==============   ==============   ==============   =============

                                                 Massachusetts
                                                   Investors           Mid Cap                            Total
                                                     Trust             Growth          Research          Return          Utilities
Increase (decrease) in net assets:                  Series             Series           Series           Series           Series
From operations --                              --------------     --------------   --------------   --------------   -------------
  Net investment income (loss) ...............  $    9,275,310     $        (521)   $    1,365,689   $   30,574,797   $   7,008,835
  Net realized gain (loss) on investments and
    foreign currency transactions ............     (90,711,678)          (212,200)     (55,280,665)      43,864,480     (13,769,741)
  Net unrealized loss on investments and
    foreign currency translation .............    (149,355,514)        (2,420,332)    (104,181,259)     (68,196,956)    (59,886,915)
                                                --------------     --------------   --------------   --------------   -------------
    Increase (decrease) in net assets
      from operations ........................  $ (230,791,882)    $   (2,633,053)  $ (158,096,235)  $    6,242,321   $ (66,647,821)
                                                --------------     --------------   --------------   --------------   -------------
Distributions declared to shareholders --
  From net investment income .................  $  (15,963,699)    $      (38,673)  $     (286,699)  $  (63,077,550)  $ (21,493,423)
  From net realized gain on investments
    and foreign currency transactions ........    (174,140,912)          (222,130)    (209,355,811)    (113,922,157)    (58,834,517)
                                                --------------     --------------   --------------   --------------   -------------
    Total distributions declared to
      shareholders ...........................  $ (190,104,611)    $     (260,803)  $ (209,642,510)  $ (176,999,707)  $ (80,327,940)
                                                --------------     --------------   --------------   --------------   -------------
Net increase in net assets from series
  share transactions .........................  $  193,886,872     $   49,455,575   $  171,573,179   $  226,575,837   $ 119,686,336
                                                --------------     --------------   --------------   --------------   -------------
      Total increase (decrease) in net assets   $ (227,009,621)    $   46,561,719   $ (196,165,566)  $   55,818,451   $ (27,289,425)
Net assets --
  At beginning of period .....................   2,263,535,380         26,556,386    1,209,927,106    1,841,585,797     622,564,250
                                                --------------     --------------   --------------   --------------   -------------
  At end of period ...........................  $2,036,525,759     $   73,118,105   $1,013,761,540   $1,897,404,248   $ 595,274,825
                                                ==============     ==============   ==============   ==============   =============
Accumulated undistributed net investment
  income (loss) included in net assets
  at end of period                              $    9,267,907     $         (550)  $    1,365,631   $   30,648,894   $   6,880,520
                                                ==============     ==============   ==============   ==============   =============

                       See notes to financial statements.
46

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 30, 2000


                                                   Capital           Emerging           Global           Global          Managed
                                                 Appreciation         Growth            Growth     Telecommunications    Sectors
Increase (decrease) in net assets:                  Series            Series            Series           Series          Series
From operations --                              --------------     --------------   --------------   --------------   -------------
  Net investment income (loss) ...............  $    5,135,031     $     (596,170)  $    2,725,741   $        1,619   $    (195,635)
  Net realized gain (loss) on investments and
    foreign currency transactions ............     537,493,486        174,020,670      117,445,681          (58,986)     57,330,659
  Net unrealized loss on investments and
    foreign currency translation .............    (776,036,678)      (501,114,135)    (183,070,226)        (304,823)   (210,648,669)
                                                --------------     --------------   --------------   --------------   -------------
    Decrease in net assets from operations ...  $ (233,408,161)    $ (327,689,635)  $  (62,898,804)  $     (362,190)  $(153,513,645)
                                                --------------     --------------   --------------   --------------   -------------
Distributions declared to shareholders --
  From net investment income .................  $      --          $      --        $     (192,135)  $     --         $     --
  From net realized gain on investments
    and foreign currency transactions ........    (265,909,302)      (144,089,835)     (68,467,541)        --          (125,717,601)
                                                --------------     --------------   --------------   --------------   -------------
    Total distributions declared to
      shareholders ...........................  $ (265,909,302)      (144,089,835)  $  (68,659,676)  $     --         $(125,717,601)
                                                --------------     --------------   --------------   --------------   -------------
Net increase in net assets from series
  share transactions .........................  $  190,808,887     $  449,322,723   $   92,352,315   $    1,909,579   $ 153,009,267
                                                --------------     --------------   --------------   --------------   -------------
      Total increase (decrease) in net assets   $ (308,508,576)    $  (22,456,747)  $  (39,206,165)  $    1,547,389   $(126,221,979)
Net assets --
  At beginning of period .....................   2,121,574,514      1,444,209,667      451,752,898         --           685,807,559
                                                --------------     --------------   --------------   --------------   -------------
  At end of period ...........................  $1,813,065,938     $1,421,752,920   $  412,546,733   $    1,547,389   $ 559,585,580
                                                ==============     ==============   ==============   ==============   =============
Accumulated undistributed net investment
  income included in net assets
  at end of period ...........................  $    5,201,906     $      --        $    2,302,063   $        1,642   $     --
                                                ==============     ==============   ==============   ==============   =============

                                                 Massachusetts
                                                   Investors           Mid Cap                            Total
                                                     Trust             Growth          Research          Return          Utilities
Increase (decrease) in net assets:                  Series             Series           Series           Series           Series
From operations --                              --------------     --------------   --------------   --------------   -------------

  Net investment income ......................  $   16,208,049     $       38,644   $      379,860   $   63,038,577   $  21,426,028
  Net realized gain on investments and
    foreign currency transactions ............     165,001,068              7,292      209,644,790      112,975,883      58,831,903
  Net unrealized gain (loss) on investments
    and foreign currency translation .........    (182,432,398)        (1,324,099)    (263,286,341)      91,629,699     (50,790,965)
                                                --------------     --------------   --------------   --------------   -------------
    Increase (decrease) in net assets
      from operations ........................  $   (1,223,281)    $   (1,278,163)  $  (53,261,691)  $  267,644,159   $  29,466,966
                                                --------------     --------------   --------------   --------------   -------------
Distributions declared to shareholders --
  From net investment income .................  $  (16,232,770)    $      --        $   (1,217,253)  $  (63,884,528)  $  (5,735,130)
  From net realized gain on investments
    and foreign currency transactions ........    (145,331,881)           --          (132,063,019)    (109,493,705)    (42,384,961)
                                                --------------     --------------   --------------   --------------   -------------
    Total distributions declared to
      shareholders ...........................  $ (161,564,651)    $      --        $ (133,280,272)  $ (173,378,233)  $ (48,120,091)
                                                --------------     --------------   --------------   --------------   -------------
Net increase (decrease) in net assets from
  series share transactions ..................  $  190,540,135     $   27,834,549   $  151,038,327   $ (132,625,703)  $ 232,316,503
                                                --------------     --------------   --------------   --------------   -------------
      Total increase (decrease) in net assets   $   27,752,203     $   26,556,386   $  (35,503,636)  $  (38,359,777)  $ 213,663,378
Net assets --
  At beginning of period .....................   2,235,783,177            --         1,245,430,742    1,879,945,574     408,900,872
                                                --------------     --------------   --------------   --------------   -------------
  At end of period ...........................  $2,263,535,380     $   26,556,386   $1,209,927,106   $1,841,585,797   $ 622,564,250
                                                ==============     ==============   ==============   ==============   =============
Accumulated undistributed net investment
  income included in net assets
  at end of period ...........................  $   15,956,296     $       38,644   $      286,641   $   63,151,647   $  21,365,108
                                                ==============     ==============   ==============   ==============   =============

*For the period from the commencement of the series' investment operations, August 31, 2000 through December 31, 2000.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Hghlights


                                                                                Capital Appreciation Series
                                                   ------------------------------------------------------------------------------
                                                    Six Months
                                                       Ended                            Year Ended December 31,
Per share data (for a share outstanding            June 30, 2001  ---------------------------------------------------------------
throughout each period):                            (Unaudited)      2000          1999         1998         1997         1996
                                                   -------------  ----------    ----------   ----------   ----------   ----------
Net asset value-- beginning of period ............  $    41.55    $    54.12    $    45.93   $    40.14   $    35.83   $    31.99
                                                    ----------    ----------    ----------   ----------   ----------   ----------
Income from investment operations#--
         Net investment income (loss) ............  $     0.03    $     0.12    $    (0.07)  $    (0.10)  $    (0.04)  $    (0.02)
         Net realized and unrealized gain on
           investments and foreign currency ......       (6.43)        (5.73)        13.53        11.04         7.87         6.74
                                                    ----------    ----------    ----------   ----------   ----------   ----------

                Total from investment operations .  $    (6.40)   $    (5.61)   $    13.46   $    10.95   $     7.83    $    6.72
                                                    ----------    ----------    ----------   ----------   ----------   ----------
Less distributions declared to shareholders --
         From net investment income ..............  $    (0.12)   $    --       $    --      $    --      $    --      $    (0.03)
         From net realized gain on investments
           and foreign currency transactions .....      (12.65)        (6.96)        (5.28)       (5.15)       (3.52)       (2.85)
                                                    ----------    ----------    ----------   ----------   ----------   ----------
                Total distributions declared
                  to shareholders ................  $   (12.77)   $    (6.96)   $    (5.28)  $    (5.15)  $    (3.52)  $    (2.88)
                                                    ----------    ----------    ----------   ----------   ----------   ----------
Net asset value -- end of period .................  $    22.38    $    41.55    $    54.12++ $    45.93   $    40.14   $    35.83
                                                    ==========    ==========    ==========   ==========   ==========   ==========
Total return[double dagger] ......................    (16.31)%++    (11.42)%       32.64%       28.70%       23.14%       21.48%
Ratios (to average net assets)/Supplemental data:
         Expenses## ..............................       0.78%+        0.75%         0.76%        0.77%        0.78%        0.80%
         Net investment income (loss) ............       0.18%+        0.12%       (0.15)%      (0.23)%      (0.10)%      (0.05)%
Portfolio turnover ...............................         47%          141%           89%          79%          68%          67%
Net assets at end of period (000 Omitted) ........  $1,509,367    $1,813,066    $2,121,575   $1,725,155   $1,326,240   $1,061,631

                                                                                 Emerging Growth Series
                                                   ------------------------------------------------------------------------------
                                                    Six Months
                                                       Ended                            Year Ended December 31,
Per share data (for a share outstanding            June 30, 2001  ---------------------------------------------------------------
throughout each period):                            (Unaudited)      2000          1999         1998         1997         1996
                                                   -------------  ----------    ----------   ---------    ---------    ---------
Net asset value -- beginning of period ...........  $    29.32    $    40.28    $    23.28   $   18.00    $   14.83    $   12.69
                                                    ----------    ----------    ----------   ---------    ---------    ---------
Income (loss) from investment operations# --
         Net investment income (loss)[sec] .......  $     0.01    $    (0.01)   $    (0.04)  $   (0.05)   $   (0.06)   $    0.02
         Net realized and unrealized gain (loss)
           on investments and foreign currency ...       (7.05)        (7.22)        17.43        6.04         3.30         2.14
                                                    ----------    ----------    ----------   ---------    ---------    ---------
                Total from investment operations .  $    (7.04)   $    (7.23)   $    17.39   $    5.99    $    3.24    $    2.16
                                                    ----------    ----------    ----------   ---------    ---------    ---------
Less distributions declared to shareholders --
         From net investment income ..............  $    --       $    --       $    --      $   --       $   (0.01)   $   (0.02)
         From net realized gain on investments
           and foreign currency transactions .....       (3.84)        (3.73)        (0.39)      (0.71)       (0.06)       --
                                                    ----------    ----------    ----------   ---------    ---------    ---------
                Total distributions declared
                  to shareholders ................  $    (3.84)   $    (3.73)   $    (0.39)  $   (0.71)   $   (0.07)   $   (0.02)
                                                    ----------    ----------    ----------   ---------    ---------    ---------
Net asset value -- end of period .................  $    18.44    $    29.32    $    40.28   $   23.28    $   18.00    $   14.83
                                                    ==========    ==========    ==========   =========    =========    =========
Total return[double dagger] ......................    (24.41)%++    (19.11)%        75.81%      33.88%       21.93%       17.15%
Ratios (to average net assets)/Supplemental
  data[sec]:
         Expenses## ..............................       0.76%+        0.74%         0.75%       0.78%        0.81%        0.70%
         Net investment income (loss) ............       0.11%+      (0.04)%       (0.17)%     (0.27)%      (0.33)%        0.12%
Portfolio turnover ...............................        142%          201%          166%         80%         109%          88%
Net assets at end of period (000 Omitted) ........  $1,075,062    $1,421,753    $1,444,210   $736,251     $457,351     $250,826


[sec] The investment adviser voluntarily waived all or a portion of its advisory fee for the Emerging Growth Series for the periods indicated. If the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

      Net investment loss ..........................................................................................   $  (0.04)
      Ratios (to average net assets):
         Expenses## ................................................................................................      0.84%
         Net investment loss .......................................................................................    (0.02)%

+  Annualized.
++ Not annualized.
#  Per share data is based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
[double dagger] The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.


                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Hghlights -- continued

                                                                                 Global Growth Series
                                                   ------------------------------------------------------------------------------
                                                    Six Months
                                                       Ended                            Year Ended December 31,
Per share data (for a share outstanding            June 30, 2001  ---------------------------------------------------------------
throughout each period):                            (Unaudited)      2000          1999         1998         1997         1996
                                                   -------------  ---------     ---------    ---------    ---------    ---------

Net asset value -- beginning of period ...........  $  18.47      $  25.16      $  15.66     $  14.68     $  13.03     $  12.35
                                                    --------      --------      --------     --------     --------     --------
Income from investment operations# --
         Net investment income ...................  $   0.04      $   0.13      $   0.03     $   0.05     $   0.04     $   0.02
         Net realized and unrealized gain (loss)
           on investments and foreign currency ...     (1.99)        (3.15)        10.15         2.10         1.92         1.59
                                                    --------      --------      --------     --------     --------     --------
                Total from investment operations .  $  (1.95)     $  (3.02)     $  10.18     $   2.14     $   1.97     $   1.61
                                                    --------      --------      --------     --------     --------     --------
Less distributions declared to shareholders --
         From net investment income ..............  $  (0.11)     $  (0.01)     $  (0.04)    $  (0.06)    $  (0.06)    $  (0.09)
         From net realized gain on investments
           and foreign currency transactions .....     (5.55)        (3.66)        (0.64)       (1.12)       (0.26)       (0.84)
                                                    --------      --------      --------     --------     --------     --------
                Total distributions declared
                  to shareholders ................  $  (5.66)     $  (3.67)     $  (0.67)    $  (1.17)    $  (0.32)    $  (0.92)
                                                    --------      --------      --------     --------     --------     --------
Net asset value -- end of period .................  $  10.86      $  18.47      $  25.16     $  15.66     $  14.68     $  13.03
                                                    ========      ========      ========     ========     ========     ========
Total return[double dagger] ......................  (11.58)%++    (13.15)%        67.25%       14.61%       15.32%       13.02%
Ratios (to average net assets)/Supplemental data:
         Expenses## ..............................     1.04%+        1.04%         1.01%        1.01%        1.02%        1.04%
         Net investment income ...................     0.55%+        0.60%         0.16%        0.31%        0.31%        0.18%
Portfolio turnover ...............................       56%          173%          163%          92%         105%          81%
Net assets at end of period (000 Omitted) ........  $343,898      $412,547      $451,753     $277,519     $252,402     $203,106


                                                                                                 Global Telecommunications Series
                                                                                                 ---------------------------------
                                                                                                   Six Months Ended   Period Ended
                                                                                                     June 30, 2001    December 31,
Per share data (for a share outstanding throughout each period):                                      (Unaudited)        2000*
                                                                                                 ------------------   ------------

Net asset value -- beginning of period ......................................................          $   6.61        $  10.00
                                                                                                       --------        --------
Income from investment operations# --
         Net investment income (loss)[sec] ..................................................          $  (0.01)       $   0.02
         Net realized and unrealized loss on
           investments and foreign currency .................................................             (1.59)          (3.41)
                                                                                                       --------        --------
                  Total from investment operations ..........................................          $  (1.60)       $  (3.39)
                                                                                                       --------        --------
Less distributions declared to shareholders
  from net investment income ................................................................          $  (0.00)++     $   --
                                                                                                       --------        --------
Net asset value -- end of period ............................................................          $   5.01        $   6.61
                                                                                                       ========        ========
Total return[double dagger] .................................................................          (24.31)%++      (33.90)%++
Ratios (to average net assets)/Supplemental
  data[sec]:
         Expenses## .........................................................................             1.28%+          1.28%+
         Net investment income (loss) .......................................................           (0.19)%+          0.59%+
Portfolio turnover ..........................................................................               38%             33%
Net assets at end of period (000 Omitted) ...................................................          $  3,723        $  1,547

[sec] The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the Global Telecommunications Series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

      Net investment loss ...................................................................          $  (0.03)       $  (0.19)
      Ratios (to average net assets):
         Expenses## .........................................................................             2.22%+          8.50%+
         Net investment loss ................................................................           (1.12)%+        (6.63)%+

   * For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2000.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $(0.01).
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
[double dagger] The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.


                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Hghlights -- continued

                                                                                 Managed Sectors Series
                                                   ------------------------------------------------------------------------------
                                                    Six Months
                                                       Ended                            Year Ended December 31,
Per share data (for a share outstanding            June 30, 2001  ---------------------------------------------------------------
throughout each period):                            (Unaudited)      2000          1999         1998         1997         1996
                                                   -------------  ---------     ---------    ---------    ---------    ---------
Net asset value -- beginning of period ...........  $  33.35      $  52.42      $  28.24     $  29.16     $  26.25     $  25.45
                                                    --------      --------      --------     --------     --------     --------
Income from investment operations# --
         Net investment income (loss) ............  $   0.04      $  (0.01)     $   0.02     $  (0.05)    $  (0.06)    $   0.02
         Net realized and unrealized gain (loss)
           on investments and foreign currency ...     (8.61)        (9.80)        24.16         3.70         6.23         4.28
                                                    --------      --------      --------     --------     --------     --------
                Total from investment operations .  $  (8.57)     $  (9.81)     $  24.18     $   3.65     $   6.17     $   4.30
                                                    --------      --------      --------     --------     --------     --------
Less distributions declared to shareholders --
         From net investment income ..............  $  --         $  --         $  --        $  --        $  (0.02)    $  (0.08)
         From net realized gain on investments
           and foreign currency transactions .....     (4.26)        (9.26)        --           (4.57)       (3.24)       (3.42)
         In excess of net realized gain on
           investments and foreign currency
           transactions ..........................     --            --            --           --+++         --           --
                                                    --------      --------      --------     --------     --------     --------
                Total distributions declared
                  to shareholders ................  $  (4.26)     $  (9.26)     $  --        $  (4.57)    $  (3.26)    $  (3.50)
                                                    --------      --------      --------     --------     --------     --------
Net asset value -- end of period .................  $  20.52      $  33.35      $  52.42     $  28.24     $  29.16     $  26.25
                                                    ========      ========      ========     ========     ========     ========
Total return[double dagger] ......................  (25.87)%++    (20.82)%        85.62%       12.25%       25.63%       17.58%
Ratios (to average net assets)/Supplemental data:
         Expenses## ..............................     0.83%+        0.76%         0.79%        0.80%        0.82%        0.82%
         Net investment income ...................     0.30%+      (0.03)%         0.05%      (0.20)%      (0.21)%        0.09%
Portfolio turnover ...............................      182%          442%          415%         161%         103%         121%
Net assets at end of period (000 Omitted) ........  $376,778      $559,586      $685,808     $364,791     $340,627     $266,368

                                                                            Massachusetts Investors Trust Series
                                                   ------------------------------------------------------------------------------
                                                    Six Months
                                                       Ended                            Year Ended December 31,
Per share data (for a share outstanding            June 30, 2001  ---------------------------------------------------------------
throughout each period):                            (Unaudited)      2000          1999         1998         1997         1996
                                                   -------------  ---------     ---------    ---------    ---------    ---------
Net asset value -- beginning of period ...........  $    35.12    $    37.95    $    38.25   $    33.15   $    26.50   $  22.02
                                                    ----------    ----------    ----------   ----------   ----------   --------
Income from investment operations# --
         Net investment income ...................  $     0.14    $     0.26    $     0.30   $     0.34   $     0.37   $   0.41
         Net realized and unrealized gain (loss)
           on investments and foreign currency ...       (3.58)        (0.28)         2.38         7.35         7.82       5.04
                                                    ----------    ----------    ----------   ----------   ----------   --------
                Total from investment operations .  $    (3.44)   $    (0.02)   $     2.68   $     7.69   $     8.19   $   5.45
                                                    ----------    ----------    ----------   ----------   ----------   --------
Less distributions declared to shareholders --
         From net investment income ..............  $    (0.25)   $    (0.28)   $    (0.28)  $    (0.27)  $    (0.29)  $  (0.29)
         From net realized gain on investments
           and foreign currency transactions .....       (2.71)        (2.53)        (2.70)       (2.32)       (1.25)     (0.68)
                                                    ----------    ----------    ----------   ----------   ----------   --------
                Total distributions declared
                  to shareholders ................  $    (2.96)   $    (2.81)   $    (2.98)  $    (2.59)  $    (1.54)  $  (0.97)
                                                    ----------    ----------    ----------   ----------   ----------   --------
Net asset value -- end of period .................  $    28.72    $    35.12    $    37.95   $    38.25   $    33.15   $  26.50
                                                    ==========    ==========    ==========   ==========   ==========   ========
Total return[double dagger] ......................    (10.08)%++       0.09%         7.18%       23.85%       31.94%     25.41%
Ratios (to average net assets)/Supplemental data:
         Expenses## ..............................       0.61%+        0.60%         0.59%        0.59%        0.61%      0.61%
         Net investment income ...................       0.88%+        0.73%         0.81%        0.96%        1.23%      1.71%
Portfolio turnover ...............................         37%           76%           70%          61%          52%        51%
Net assets at end of period (000 Omitted) ........  $2,036,526    $2,263,535    $2,235,783   $1,852,728   $1,158,135   $571,008

   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $(0.01).
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
[double dagger] The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Hghlights -- continued

                                                                                                        Mid Cap Growth Series
                                                                                                 ---------------------------------
                                                                                                   Six Months Ended   Period Ended
                                                                                                     June 30, 2001    December 31,
Per share data (for a share outstanding throughout each period):                                      (Unaudited)        2000*
                                                                                                 ------------------   ------------
Net asset value-- beginning of period ..........................................                      $   9.08          $  10.00
                                                                                                      --------          --------
Income from investment operations#--
         Net investment incomes[sec] ...........................................                      $   0.00+++       $   0.03
         Net realized and unrealized loss on investments and foreign currency ..                         (0.53)            (0.95)
                                                                                                      --------          --------
                  Total from investment operations .............................                      $  (0.53)         $  (0.92)
                                                                                                      --------          --------
Less distributions declared to shareholders--
         From net investment income ............................................                      $  (0.01)         $    --
         From net realized gain on investments and foreign currency transactions                         (0.03)              --
                                                                                                      --------          --------
                  Total distributions declared to shareholders .................                      $  (0.04)         $    --
                                                                                                      --------          --------
Net asset value-- end of period ................................................                      $   8.51          $   9.08
                                                                                                      ========          ========
Total return++ .................................................................                       (5.88)%++         (9.24)%++
Ratios (to average net assets)/Supplemental data[sec]:
         Expenses## ............................................................                         0.89%+            1.01%+
         Net investment income .................................................                         0.00%+            0.97%+
Portfolio turnover .............................................................                           35%               39%
Net assets at end of period (000 Omitted) ......................................                      $ 73,118          $ 26,556


[sec] For the period indicated, the investment adviser voluntarily agreed to pay all of the Mid Cap Growth Series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:


Net investment income ..........................................................                      $    --           $   0.02
Ratios (to average net assets):
         Expenses## ............................................................                           --              1.33%+
         Net investment income .................................................                           --              0.65%+

                                                                                   Research Series
                                                   ------------------------------------------------------------------------------
                                                    Six Months
                                                       Ended                            Year Ended December 31,
Per share data (for a share outstanding            June 30, 2001  ---------------------------------------------------------------
throughout each period):                            (Unaudited)      2000          1999         1998         1997         1996
                                                   -------------  ---------     ---------    ---------    ---------    ---------
Net asset value -- beginning of period ...........  $    23.65    $    27.61    $    23.02   $  19.43     $  16.57     $  13.58
                                                    ----------    ----------    ----------   --------     --------     --------
Income from investment operations# --
         Net investment income ...................  $     0.03    $     0.01    $     0.03   $   0.08     $   0.07     $   0.08
         Net realized and unrealized gain (loss)
           on investments and foreign currency ...       (2.92)        (0.99)         5.37       4.44         3.32         3.13
                                                    ----------    ----------    ----------   --------     --------     --------
                Total from investment operations .  $    (2.89)   $    (0.98)   $     5.40   $   4.52     $   3.39     $   3.21
                                                    ----------    ----------    ----------   --------     --------     --------
Less distributions declared to shareholders --
         From net investment income ..............  $    (0.01)   $    (0.03)   $    (0.07)  $  (0.05)    $  (0.04)    $  (0.03)
         From net realized gain on investments
           and foreign currency transactions .....       (4.22)        (2.95)        (0.74)     (0.88)       (0.49)       (0.19)
                                                    ----------    ----------    ----------   --------     --------     --------
Total distributions declared
                  to shareholders ................  $    (4.23)   $    (2.98)   $    (0.81)  $  (0.93)    $  (0.53)    $  (0.22)
                                                    ----------    ----------    ----------   --------     --------     --------
Net asset value -- end of period .................  $    16.53    $    23.65    $    27.61   $  23.02     $  19.43     $  16.57
                                                    ==========    ==========    ==========   ========     ========     ========
Total return[double dagger] ......................    (12.98)%++     (4.10)%        24.14%     23.61%       20.86%       23.76%
Ratios (to average net assets)/Supplemental data:
         Expenses## ..............................       0.77%+        0.74%         0.75%      0.76%        0.79%        0.84%
         Net investment income ...................       0.25%+        0.03%         0.14%      0.37%        0.37%        0.52%
Portfolio turnover ...............................         47%           95%           94%        81%          79%          70%
Net assets at end of period (000 Omitted) ........  $1,013,762    $1,209,927    $1,245,431   $988,280     $670,302     $325,389

   * For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2000.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
[double dagger] The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.


                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Hghlights -- continued

                                                                                 Total Return Series
                                                   ------------------------------------------------------------------------------
                                                    Six Months
                                                       Ended                            Year Ended December 31,
Per share data (for a share outstanding            June 30, 2001  ---------------------------------------------------------------
throughout each period):                            (Unaudited)      2000          1999         1998         1997         1996
                                                   -------------  ---------     ---------    ---------    ---------    ---------
Net asset value -- beginning of period ...........  $    19.69    $    18.76    $    21.26   $    21.32   $    19.44   $    18.38
                                                    ----------    ----------    ----------   ----------   ----------   ----------
Income from investment operations#[sec][sec] --
         Net investment income ...................       $0.31    $     0.66    $     0.65   $     0.73   $     0.76   $     0.77
         Net realized and unrealized gain (loss)
           on investments and foreign currency ...       (0.23)         2.20          0.04         1.67         3.24         1.68
                                                    ----------    ----------    ----------   ----------   ----------   ----------
                Total from investment operations .       $0.08    $     2.86    $     0.69   $     2.40   $     4.00   $     2.45
                                                    ----------    ----------    ----------   ----------   ----------   ----------
Less distributions declared to shareholders --
         From net investment income ..............  $    (0.66)   $    (0.71)   $    (0.71)  $    (0.69)  $    (0.72)  $    (0.72)
         From net realized gain on investments
           and foreign currency transactions .....       (1.19)        (1.22)        (2.48)       (1.77)       (1.40)       (0.67)
                                                    ----------    ----------    ----------   ----------   ----------   ----------
                Total distributions declared
                  to shareholders ................  $    (1.85)   $    (1.93)   $    (3.19)  $    (2.46)  $    (2.12)  $    (1.39)
                                                    ----------    ----------    ----------   ----------   ----------   ----------
Net asset value -- end of period .................  $    17.92    $    19.69    $    18.76   $    21.26   $    21.32   $    19.44
                                                    ==========    ==========    ==========   ==========   ==========   ==========
Total return[double dagger] ......................       0.35%++      16.77%         2.84%       11.71%       21.98%       14.10%
Ratios (to average net assets)/Supplemental data:
         Expenses## ..............................       0.71%+        0.70%         0.69%        0.70%        0.71%        0.72%
         Net investment income[sec][sec] .........       3.31%+        3.60%         3.30%        3.47%        3.72%        4.15%
Portfolio turnover ...............................         57%           94%          113%         116%         113%         134%
Net assets at end of period (000 Omitted) ........  $1,897,404    $1,841,586    $1,879,946   $1,942,111   $1,696,108   $1,335,022


[sec][sec] As required, effective January 1, 2001, the Total Return Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
           The effect of this change for the period ended June 30, 2001, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.05%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.


                                                                                    Utilities Series
                                                   ------------------------------------------------------------------------------
                                                    Six Months
                                                       Ended                            Year Ended December 31,
Per share data (for a share outstanding            June 30, 2001  ---------------------------------------------------------------
throughout each period):                            (Unaudited)      2000          1999         1998         1997         1996
                                                   -------------  ---------     ---------    ---------    ---------    ---------
Net asset value -- beginning of period ...........  $  19.08      $  19.84      $  17.08     $  16.41     $  13.99     $ 12.26
                                                    --------      --------      --------     --------     --------     -------
Income from investment operations#[sec][sec] --
         Net investment income ...................  $   0.20      $   0.80      $   0.35     $   0.44     $   0.45     $  0.53
         Net realized and unrealized gain (loss)
           on investments and foreign currency ...     (1.96)         0.49          4.52         2.30         3.69        1.86
                                                    --------      --------      --------     --------     --------     -------
                Total from investment operations .  $  (1.76)     $   1.29      $   4.87     $   2.74     $   4.14     $  2.39
                                                    --------      --------      --------     --------     --------     -------
Less distributions declared to shareholders --
         From net investment income ..............  $  (0.63)     $  (0.24)     $  (0.30)    $  (0.31)    $  (0.42)    $ (0.32)
         From net realized gain on investments
           and foreign currency transactions .....     (1.73)        (1.81)        (1.81)       (1.76)       (1.30)      (0.34)
                                                    --------      --------      --------     --------     --------     -------
                Total distributions declared
                  to shareholders ................  $  (2.36)     $  (2.05)     $  (2.11)    $  (2.07)    $  (1.72)    $ (0.66)
                                                    --------      --------      --------     --------     --------     -------
Net asset value -- end of period .................  $  14.96      $  19.08      $  19.84     $  17.08     $  16.41     $ 13.99
                                                    ========      ========      ========     ========     ========     =======
Total return[double dagger] ......................  (10.24)%++       7.00%        31.30%       17.54%       32.71%      20.37%
Ratios (to average net assets)/Supplemental data:
         Expenses## ..............................     0.79%+        0.80%         0.82%        0.86%        0.86%       0.88%
         Net investment income[sec][sec] .........     2.71%+        4.11%         2.01%        2.68%        3.15%       4.23%
Portfolio turnover ...............................       44%          118%          139%         148%         144%        131%
Net assets at end of period (000 Omitted) ........  $595,275      $622,564      $408,901     $226,292     $123,008     $70,680

+          Annualized.
++         Not annualized.
#          Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
[sec][sec] As required, effective January 1, 2001, the Utilities Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Notes to Financial Statements (Unaudited)

(1) Business and Organization

The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirty-one separate series (the series) of shares: Bond Series, Capital Appreciation Series*, Capital Opportunities Series, Emerging Growth Series*, Emerging Markets Equity Series, Global Asset Allocation Series, Global Governments Series, Global Growth Series*, Global Health Sciences Series, Global Telecommunications Series*, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series, International Investors Trust Series, International New Discovery Series, Managed Sectors Series*, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series*, Mid Cap Growth Series*, Money Market Series, New Discovery Series, Research Series*, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Income Series, Technology Series, Total Return Series*, Utilities Series*, and Value Series. All of these series are diversified except for the Global Asset Allocation Series, Global Governments Series, Global Growth Series, Global Health Sciences Series, Global Telecommunications Series, Global Total Return Series, High Yield Series, Managed Sectors Series, Mid Cap Growth Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The Value Series was known as the Equity Income Series until its name was changed on May 1, 2001. Global Health Sciences Series and International New Discovery Series were not offered for sale as of June 30, 2001. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. On June 30, 2001, equity securities reported through the NASDAQ system are reported at fair value due to NASDAQ system issues. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - Each series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of to certain qualified institutions (the "Borrowers") approved by each series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001, the value of securities loaned and the collateral on these loans were as follows:

                                                                        Global       Massachusetts
                                    Emerging Growth  Global Growth Telecommunications  Investors
                                         Series          Series         Series       Trust Series
-------------------------------------------------------------------------------------------------
Value of securities loaned ......     $        64     $23,748,471    $    503,423    $248,698,290
Collateralized by:
         U.S. Treasury securities             149       1,193,776            --            94,770
         Cash ...................     $        --     $23,635,011    $    523,898    $256,681,589

                                        Mid Cap         Research     Total Return      Utilities
                                     Growth Series       Series         Series           Series
-------------------------------------------------------------------------------------------------
Value of securities loaned ......     $10,664,741     $26,543,878    $200,881,388    $ 38,080,127
Collateralized by:
         U.S. Treasury securities            --         1,326,760            --              --
         Cash ...................     $11,102,747     $26,376,228    $207,071,022    $ 39,488,447

                                                      Global Growth Series       Global Telecommunications Series
                                                  ---------------------------    --------------------------------
                                                     Shares/     Identified Cost                 Identified Cost
                                               Principal Amount    and Value         Shares        and Value
-------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       23,635,011    $ 23,635,011         523,898     $   523,898

                                                        Massachusetts
                                                    Investors Trust Series           Mid Cap Growth Series
                                                  ---------------------------    ----------------------------
                                                     Shares/     Identified Cost                 Identified Cost
                                               Principal Amount    and Value         Shares        and Value
-------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      241,644,089    $241,644,089      11,102,747     $11,102,747
Salomon Smith Barney, Inc. 4.13%, due 7/02/01      15,037,500      15,037,500
                                                                 ------------
Total Investments of cash collateral for securities loaned       $256,681,589
                                                                 ============

                                                        Research Series                 Utilities Series
                                                  ---------------------------    ----------------------------
                                                    Shares/     Identified Cost                 Identified Cost
                                               Principal Amount    and Value         Shares        and Value
-------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       19,113,728    $ 19,113,728      39,488,447     $39,488,447
Salomon Smith Barney, Inc. 4.13%, due 7/02/01     $ 7,262,500       7,262,500
                                                                 ------------
Total Investments of cash collateral for securities loaned       $ 26,376,228
                                                                 ============

Forward Foreign Currency Exchange Contracts - Certain series of the trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced under this agreement as noted below. These amounts are shown as a reduction of expenses on the Statement of Operations.

                                 Capital       Emerging       Global        Global          Managed
                              Appreciation      Growth        Growth  Telecommunications    Sectors
                                  Series        Series        Series        Series           Series
---------------------------------------------------------------------------------------------------
Balance credits ..........       $10,854       $29,751       $ 6,000       $    97          $19,737
Directed brokerage credits        13,529        38,856         3,855           238              226
                                 -------       -------       -------       -------          -------

Total ....................       $24,383       $68,607       $ 9,855       $   335          $19,963
                                 =======       =======       =======       =======          =======

                              Massachusetts
                                Investors      Mid Cap                      Total
                                  Trust         Growth      Research        Return         Utilities
                                  Series        Series        Series        Series           Series
---------------------------------------------------------------------------------------------------
Balance credits ..........       $ 2,897       $   904       $ 7,400       $15,042          $ 3,358
Directed brokerage credits        77,652          --          26,941         2,895              477
                                 -------       -------       -------       -------          -------
Total ....................       $80,549       $   904       $34,341       $17,937          $ 3,835
                                 =======       =======       =======       =======          =======

Tax Matters and Distributions - Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 2000, the Global Telecommunications Series, for federal income tax purposes, had a capital loss carryforward of $26,433, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2008.

(3) Transactions with Affiliates

Investment Adviser - Each series has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expense limitation indicated below, based on average net assets of each series. Management fees and expense limitations are as follows:

                                             Management      Expense
                                                Fees       Limitations
----------------------------------------------------------------------
Capital Appreciation Series ................   0.75%*         1.25%
Emerging Growth Series .....................   0.75%*         N/A
Global Growth Series .......................   0.90%          N/A
Global Telecommunications Series ...........   1.00%          0.25%
Managed Sectors Series .....................   0.75%*         1.25%
Massachusetts Investors Trust Series .......   0.55%          1.25%
Mid Cap Growth Series ......................   0.75%          N/A
Research Series ............................   0.75%*         N/A
Total Return Series ........................   0.75%*         1.25%
Utilities Series ...........................   0.75%*         N/A

* The management fee for Capital Appreciation Series is 0.75% of the first $1 billion of average net assets, 0.675% of the average net assets of the next $500 million and 0.65% of the average net assets in excess of $1.5 billion. The management fee for the Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series and Utilities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The management fee for the Total Return Series is reduced to 0.60% of the average net assets in excess of $1 billion.

The investment adviser has voluntarily agreed to pay the Global
Telecommunications Series' operating expenses exclusive of management fee such that the series' aggregate expenses do not exceed 0.25% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

        First $2 billion ...................... 0.0175%
        Next $2.5 billion ..................... 0.0130%
        Next $2.5 billion ..................... 0.0005%
        In excess of $7 billion ............... 0.0000%

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                 Capital          Emerging            Global              Global
                                                              Appreciation         Growth             Growth      Telecommunications
                                                                 Series            Series             Series              Series
------------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities) ............     $797,864,358      $1,672,512,255     $203,663,464         $  4,009,239
                                                              ============      ==============     ============         ============
Sales
Investments (non-U.S. government securities) ............     $701,179,330      $1,556,626,165     $214,248,172         $    878,018
                                                              ============      ==============     ============         ============

                                                                                Massachusetts
                                                                Managed           Investors          Mid Cap
                                                                Sectors             Trust             Growth              Research
                                                                Series              Series            Series               Series
------------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities) ............     $712,450,156      $  779,556,404     $ 65,792,047         $504,099,973
                                                              ============      ==============     ============         ============
Sales
Investments (non-U.S. government securities) ............     $736,774,656      $  750,504,360     $ 15,334,533         $509,030,972
                                                              ============      ==============     ============         ============

                                                                           Total
                                                                          Return            Utilities
                                                                          Series              Series
-------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities .......................................      $312,490,022       $ 56,186,954
                                                                        ============       ============
Investments (non-U.S. government securities) .....................      $769,540,051       $273,840,825
                                                                        ============       ============
Sales
U.S. government securities .......................................      $315,771,737       $ 49,069,654
                                                                        ============       ============
Investments (non-U.S. government securities) .....................      $683,900,437       $215,668,373
                                                                        ============       ============

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

                                                    Capital         Emerging          Global           Global          Managed
                                                 Appreciation        Growth           Growth      Telecommunications   Sectors
                                                    Series           Series           Series           Series          Series
---------------------------------------------------------------------------------------------------------------------------------
Aggregate cost .............................    $1,679,899,375   $1,031,149,055   $  369,945,962    $    4,758,621   $371,922,682
                                                ==============   ==============   ==============    ==============   ============
Gross unrealized appreciation ..............    $   91,833,213   $  114,846,652   $   20,181,156    $       90,061   $ 31,397,832
Gross unrealized depreciation ..............      (274,912,453)     (75,630,388)     (49,391,191)         (844,959)   (14,666,342)
                                                --------------   --------------   --------------    --------------   ------------
  Net unrealized appreciation (depreciation)    $ (183,079,240)  $   39,216,264   $  (29,210,035)   $     (754,898)  $ 16,731,490
                                                ==============   ==============   ==============    ==============   ============

                                                Massachusetts
                                                  Investors          Mid Cap                            Total
                                                    Trust            Growth         Research            Return         Utilities
                                                   Series            Series          Series             Series          Series
---------------------------------------------------------------------------------------------------------------------------------
Aggregate cost .............................    $1,971,987,424   $   75,512,267   $1,037,854,955    $1,805,113,208   $649,399,953
                                                ==============   ==============   ==============    ==============   ============
Gross unrealized appreciation ..............    $  186,046,570   $    5,708,739   $   66,734,271    $  114,294,223   $ 36,328,246
Gross unrealized depreciation ..............      (132,417,977)      (9,667,951)    (100,600,248)      (35,769,723)   (92,007,744)
                                                --------------   --------------   --------------    --------------   ------------
  Net unrealized appreciation (depreciation)    $   53,628,593   $   (3,959,212)  $  (33,865,977)   $   78,524,500   $(55,679,498)
                                                ==============   ==============   ==============    ==============   ============

(5) Shares of Beneficial Interest

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                  Capital Appreciation Series                               Emerging Growth Series
                     -----------------------------------------------------   ------------------------------------------------------
                          Six Months Ended             Year Ended                Six Months Ended                Year Ended
                            June 30, 2001           December 31, 2000              June 30, 2001              December 31, 2000
                     -------------------------   -------------------------   -------------------------   --------------------------
                       Shares        Amount        Shares       Amount         Shares       Amount          Shares       Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ........  4,778,344  $ 168,897,291    7,648,581  $ 387,021,456    6,596,626  $ 152,665,534    14,474,204  $ 519,881,969
Shares issued to
  shareholders in
  reinvestment of
  distributions .... 24,306,299    560,503,261    5,873,852    265,909,302    9,763,209    185,793,862     4,316,652    144,089,835
Shares reacquired .. (5,272,547)  (167,833,598)  (9,086,899)  (462,121,871)  (6,545,563)  (143,777,608)   (6,151,039)  (214,649,081)
                     ----------  -------------   ----------  -------------   ----------  -------------    ----------  -------------
  Net increase ..... 23,812,096  $ 561,566,954    4,435,534  $ 190,808,887    9,814,272  $ 194,681,788    12,639,817  $ 449,322,723
                     ==========  =============    =========  =============    =========  =============    ==========  =============
                                        Global Growth Series                            Global Telecommunications Series
                     -----------------------------------------------------   ------------------------------------------------------
                          Six Months Ended             Year Ended                Six Months Ended               Period Ended
                            June 30, 2001           December 31, 2000              June 30, 2001              December 31, 2000
                     -------------------------   -------------------------   -------------------------   --------------------------
                       Shares        Amount        Shares       Amount         Shares       Amount          Shares       Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ........  1,865,157  $  29,711,464    4,769,412  $ 105,639,928      661,906  $   3,979,764       237,764  $   1,936,828
Shares issued to
  shareholders in
  reinvestment of
  distributions .... 10,755,457    120,783,786    3,426,132     68,659,676          310          1,648          --             --
Shares reacquired .. (3,280,864)   (50,601,273)  (3,817,075)   (81,947,289)    (153,630)      (868,505)       (3,433)       (27,249)
                     ----------  -------------   ----------  -------------   ----------  -------------    ----------  -------------
  Net increase .....  9,339,750  $  99,893,977    4,378,469  $  92,352,315      508,586  $   3,112,907       234,331  $   1,909,579
                     ==========  =============    =========  =============    =========  =============    ==========  =============
                                      Managed Sectors Series                          Massachusetts Investors Trust Series
                     -----------------------------------------------------   ------------------------------------------------------
                          Six Months Ended             Year Ended                Six Months Ended                Year Ended
                            June 30, 2001           December 31, 2000              June 30, 2001              December 31, 2000
                     -------------------------   -------------------------   -------------------------   --------------------------
                       Shares        Amount        Shares       Amount         Shares       Amount          Shares       Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ........    941,055  $  24,100,589    3,863,243  $ 172,050,304    5,385,542  $ 172,000,848    10,940,356  $ 392,813,896
Shares issued to
  shareholders in
  reinvestment of
  distributions ....  3,169,334     65,912,219    3,321,469    125,717,601    6,402,985    190,104,611     4,689,830    161,564,651
Shares reacquired .. (2,527,019)   (64,989,170)  (3,488,258)  (144,758,638)  (5,318,234)  (168,218,587)  (10,098,163)  (363,838,412)
                     ----------  -------------   ----------  -------------   ----------  -------------    ----------  -------------
  Net increase .....  1,583,370  $  25,023,638    3,696,454  $ 153,009,267    6,470,293  $ 193,886,872     5,532,023  $ 190,540,135
                     ==========  =============    =========  =============    =========  =============    ==========  =============

                                      Mid Cap Growth Series                                      Research Series
                      -----------------------------------------------------   -----------------------------------------------------
                          Six Months Ended             Year Ended                Six Months Ended                Year Ended
                            June 30, 2001           December 31, 2000*             June 30, 2001              December 31, 2000
                     -------------------------   --------------------------  -------------------------   --------------------------
                       Shares        Amount        Shares        Amount        Shares       Amount         Shares        Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ........  6,339,763  $  54,811,890     3,003,717  $  28,533,403   3,196,952  $  66,181,332    6,332,787   $ 167,543,264
Shares issued
  to shareholders
  in reinvestment of
  distributions ....     29,536        260,803          --             --    12,132,090    209,642,510    5,348,325     133,280,271
Shares reacquired ..   (705,957)    (5,617,118)      (77,851)      (698,854) (5,145,897)  (104,250,663)  (5,623,966)   (149,785,208)
                     ----------  -------------   -----------  -------------  ----------  -------------   ----------   -------------
  Net increase .....  5,663,342  $  49,455,575     2,925,866  $  27,834,549  10,183,145  $ 171,573,179    6,057,146   $ 151,038,327
                     ==========  =============   ===========  =============  ==========  =============   ==========   =============

                                       Total Return Series                                       Utilities Series
                      -----------------------------------------------------   -----------------------------------------------------
                          Six Months Ended             Year Ended                Six Months Ended                Year Ended
                            June 30, 2001           December 31, 2000              June 30, 2001              December 31, 2000
                     -------------------------   --------------------------  -------------------------   --------------------------
                       Shares        Amount        Shares        Amount        Shares       Amount         Shares        Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ........  9,407,871  $ 179,585,202     8,866,226  $ 162,740,665   5,191,797  $  92,001,683   11,619,429   $ 227,424,669
Shares issued
  to shareholders
  in reinvestment of
  distributions ....  9,795,225    176,999,707    10,127,233    173,378,233   4,940,218     80,327,940    2,638,163      48,120,091
Shares reacquired .. (6,827,392)  (130,009,072)  (25,699,951)  (468,744,601) (2,979,297)   (52,643,287)  (2,233,899)    (43,228,257)
                     ----------  -------------   -----------  -------------  ----------  -------------   ----------   -------------
  Net increase
  (decrease) ....... 12,375,704  $ 226,575,837    (6,706,492) $(132,625,703)  7,152,718  $ 119,686,336   12,023,693   $ 232,316,503
                     ==========  =============   ===========  =============  ==========  =============   ==========   =============

*For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2000.

(6) Line of Credit

The following series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each series for the six months ended June 30, 2001, were as follows:

                                            Commitment Fee
        --------------------------------------------------
        Capital Appreciation Series ..........  $ 8,804
        Emerging Growth Series ...............    5,974
        Global Growth Series .................    2,908
        Global Telecommunications Series .....        7
        Managed Sectors Series ...............      644
        Massachusetts Investors Trust Series .   14,503
        Mid Cap Growth Series ................      206
        Research Series ......................    7,382
        Total Return Series ..................   12,678
        Utilities Series .....................    3,915

Each series had no borrowings during the period.

(7) Financial Instruments

Each series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
-------------------------------------------

                                                                                                        Net Unrealized
                                       Settlement            Contracts to                     Contracts   Appreciation
Series                     Transaction Date                 Deliver/Receive   In Exchange For  at Value (Depreciation)
----------------------------------------------------------------------------------------------------------------------
Emerging Growth Series     Sales       9/17/01     AUD       1,002,727         $  519,412      $510,024        $ 9,388
                                       9/17/01     JPY      57,408,535            483,237       464,116         19,121
                                                                               ----------      --------        -------
                                                                               $1,002,649      $974,140        $28,509
                                                                               ==========      ========        =======
                           -------------------------------------------------------------------------------------------
                           Purchases   9/17/01     JPY      41,912,910         $  341,663      $338,842        $ 2,821
                                                                               ==========      ========        =======

At June 30, 2001, forward foreign currency sales under master netting agreements excluded above amounted to a net receivable of $16,107 with Deutsche Bank.

                                                                                                        Net Unrealized
                                       Settlement            Contracts to                     Contracts   Appreciation
Series                     Transaction Date                 Deliver/Receive   In Exchange For  at Value (Depreciation)
----------------------------------------------------------------------------------------------------------------------
Managed Sectors Series     Sales       9/17/01     AUD       1,516,123       $ $785,351      $  771,156        $14,195
                                       9/17/01     JPY      86,112,803          724,855         696,174         28,681
                                                                             ----------      ----------        -------
                                                                             $1,510,206      $1,467,330        $42,876
                                                                             ==========      ==========        =======
                           -------------------------------------------------------------------------------------------
                           Purchases   9/17/01     JPY      65,121,275       $  530,852      $  526,469        $(4,383)
                                                                             ==========      ==========        =======

At June 30, 2001, forward foreign currency sales under master netting agreements excluded above amounted to a net receivable of $24,560 with Deutsche Bank. Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below:

                           AUD = Australian Dollars
                           JPY = Japanese Yen

At June 30, 2001, the Emerging Growth Series and Managed Sectors Series had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities

Each series of the trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from 0% to 15% of the series' net assets.

At June 30, 2001, the Total Return Series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.1% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                                                Date of         Par
Series                     Description                                        Acquisition      Amount      Cost          Value
--------------------------------------------------------------------------------------------------------------------------------
Total Return Series        Merrill Lynch Mortgage Investors, Inc. 8.49s, 2022   06/22/94      1,264,000  $1,122,204   $1,256,643
                                                                                                                      ==========

(9) Change in Accounting Principle

As required, effective January 1, 2001, the series adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the series did not amortize premium on debt securities. Based on securities held by the series on January 1, 2001, the cumulative effect of this accounting change had no impact on total net assets of the series, but resulted in the following:

                                       Total Return Series  Utilities Series
----------------------------------------------------------------------------
Reduction in cost of securities .......    $(1,529,470)        $(130,324)
                                           ===========         =========
Increase in net unrealized appreciation    $ 1,529,470         $ 130,324
                                           ===========         =========

The effect of this change for the six months ended June 30, 2001 was the following:

                                       Total Return Series  Utilities Series
----------------------------------------------------------------------------
Reduction in net investment income ....    $  (478,282)        $ (86,385)
Increase in net realized gains ........        777,439           128,681
                                           -----------         ---------
Increase (decrease) in net unrealized
  appreciation (depreciation) .........    $  (299,157)        $ (42,296)
                                           ===========         =========

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.



        ----------------------------------------------------------------

This MFS(R)/Sun Life Series Trust Semiannual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

MFS(R)/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

C. James Prieur,# Chairman and President
President and Chief Operating Officer, Sun Life Assurance Company of Canada Toronto, Canada

Samuel Adams, Trustee
of Counsel, Kirkpatrick & Lockhart LLP, (Attorneys)
Boston, Massachusetts

J. Kermit Birchfield,+ Trustee
Consultant; Chairman, Displaytech, Inc.;
Managing Director, Century Partners, Inc., (investments)
Gloucester, Massachusetts

Robert C. Bishop,+ Trustee
Chairman, Director, President and Chief Executive Officer, AutoImmune Inc. (pharmaceutical product development)
Pasadena, CA

Frederick H. Dulles,+ Trustee
Partner, McFadden, Pilkington & Ward (solicitors and registered foreign lawyers) New York, NY

William R. Gutow,+ Trustee
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment Management Company, (video franchise) Dallas, Texas

David D. Horn,# Trustee
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
New Vineyard, Maine

Garth Marston, Trustee Emeritus
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

Derwyn F. Phillips,+ Trustee
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

Ronald G. Steinhart,+ Trustee
Private Investor; Vice Chairman and Director, Bank One, Texas, N.A.
Dallas, TX

Haviland Wright,+ Trustee
Chairman and Chief Executive Officer, Displaytech, Inc. (manufacturer of liquid crystal display technology)
Boulder, CO

Officers
C. James Prieur,# President
Stephen E. Cavan,* Secretary and Clerk
James R. Bordewick, Jr.,* Assistant Secretary
James O. Yost,* Treasurer
Mark E. Bradley,* Assistant Treasurer
Robert R. Flaherty,* Assistant Treasurer
Laura F. Healy,* Assistant Treasurer
Ellen Moynihan,* Assistant Treasurer

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Portfolio Managers*
William J. Adams
S. Irfan Ali
David A. Antonelli
John W. Ballen
Stephen C. Bryant
David M. Calabro
Barry P. Dargan
Dale A. Dutile
Mitchell D. Dynan
Kenneth J. Enright
Joseph C. Flaherty, Jr.
Steven R. Gorham
David S. Kennedy
Geoffrey L. Kurinsky
John E. Lathrop
John D. Laupheimer, Jr.
Michael A. Lawless
Paul M. McMahon
Constantinos S. Mokas
Liehar Moy
Steven E. Nothern
Lisa B. Nurme
Stephen Pesek
Mark Regan
Bernard Scozzafava
David E. Sette-Ducati
Maura A. Shaughnessy
Toni Y. Shimura
Frederick J. Simmons
James T. Swanson
Brooks Taylor
Terri A. Vitozzi
Neil D. Wagner


#Sun Life Assurance Company of Canada
+Independent Trustee
*MFS Investment Management(R)                                  SUN-3B 8/01 29.4M